                                 SMITH BARNEY
                                  ALLOCATION
                                  SERIES INC.

                     SEMI-ANNUAL REPORT  |  JULY 31, 2001

        GLOBAL PORTFOLIO

        HIGH GROWTH PORTFOLIO

        GROWTH PORTFOLIO

        BALANCED PORTFOLIO

        CONSERVATIVE PORTFOLIO

        INCOME PORTFOLIO

                                                             [LOGO] Smith Barney
                                                                    Mutual Funds
                                 Your Serious Money. Professionally Managed./SM/


         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE

Table of Contents

Letter to Shareholders...................   1

Smith Barney Allocation Series Portfolios

    Global Portfolio.....................   6

    High Growth Portfolio................  11

    Growth Portfolio.....................  16

    Balanced Portfolio...................  21

    Conservative Portfolio...............  26

    Income Portfolio.....................  31

Schedules of Investments.................  36

Statements of Assets and Liabilities.....  42

Statements of Operations.................  43

Statements of Changes in Net Assets......  44

Notes to Financial Statements............  46

Financial Highlights.....................  51

Directors and Officers................... IBC

[PHOTO]

Heath B. McLendon
Chairman

[PHOTO]

R. Jay Gerken
Vice President and Investment Officer

Dear Shareholder:

We are pleased to present the semi-annual report for the Smith Barney Allocation Series Inc. - Global, High Growth, Growth, Balanced, Conservative and Income Portfolios ("Portfolio(s)") for the period ended July 31, 2001. Please note that this report has been prepared for the information of shareholders of the Smith Barney Allocation Series and is not authorized for use unless preceded or accompanied by a current prospectus. The prospectus includes information regarding the Portfolios' sales charges, expenses, objectives, policies, management, performance and other information. Please read it carefully before you invest or send money.

One theme we have stressed to shareholders since we introduced the Portfolios is that successful investing requires discipline and patience. Investors should maintain a long-term perspective and develop a broadly diversified portfolio made up of different investments. Because no two investors are alike, each has different short and long-term investment goals, tolerances for risk and investment time horizons. In volatile markets, a commitment to a disciplined plan is, in our view, a prudent course of action.

Our mission in creating the Smith Barney Allocation Series has remained the same: to maximize reward potential and minimize risk through diversification by investing in a wide range of asset classes and investment styles. As you know, unlike ordinary mutual funds, the Portfolios do not invest directly in stocks, bonds or other securities. Instead, they invest in carefully selected groups of Smith Barney Mutual Funds that work in concert or together to achieve the investment objective of each respective Portfolio.

By design, an investment in a particular Portfolio is likely to be less volatile than an investment in a single asset type, a particular mutual fund or a specific financial market. With respect to investment returns, the performance of each Portfolio is designed to rank somewhere in the middle of the asset classes in which it invests, performing below the best markets but better than the worst ones.

The chart below shows the performance of the six Portfolios' Class A shares without sales charges for the period under review. The performance and current holdings of each Portfolio are discussed in greater detail on the following pages. Additional performance information for all of the six Portfolios can be found on pages 6 through 35.

The Performance of Smith Barney Allocation Series Portfolios

Class A Shares Total Returns for the Six Months Ended July 31, 2001

                                               Class A
                                       Without Sales Charges/1/
                                       -----------------------
                Global Portfolio               (14.46)%
                High Growth Portfolio          (11.07)
                Growth Portfolio                (9.16)
                Balanced Portfolio              (2.73)
                Conservative Portfolio          (1.70)
                Income Portfolio                (1.07)

The U.S. Markets
Over the six months ended July 31, 2001, the more defensive market sectors outperformed the more aggressive ones. For example, bond investors enjoyed positive returns over the period. Investors in the overall investment-grade market earned a 4.46% return, per the Salomon Smith Barney Broad Investment-Grade Index./2/ During this time frame, bond prices rose slightly, as short and long-term interest rates declined. These interest rate declines were led by the U.S. Federal Reserve Board ("Fed"), which has eased rates seven times since the beginning of 2001.

Stocks continued their decline over these six months. Stock investors ignored the positive implications of lower interest rates as well as the prospect of lower taxes. Instead, they focused on the tough earnings environment, where a number of companies reported declining earnings, or even down revenues. The sharpest declines were in technology and growth-oriented issues. For example, the Nasdaq Composite Index,/3/ which is dominated by technology stocks, slid 26.89% over the quarter. The broader market, as measured by the Standard & Poor's 500 Index ("S&P 500 Index"),/4 / also declined in price, but at a lower negative 10.78% pace.

--------
1 These total return figures do not reflect the deduction of a sales charge for each Portfolio's Class A shares. In addition, all total return information represents past performance, which is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The shorter the time period of your investment, the greater the possibility of loss. Portfolio shares are not deposits or obligations of, or insured or guaranteed by, the U.S. government, any financial institution, the Federal Deposit Insurance Corporation, or any other agency, entity, or person.

2 The Salomon Smith Barney Broad Investment-Grade Bond Index includes institutionally traded U.S. Treasury Bonds, government-sponsored bonds (U.S. Agency and supranational), mortgage-backed securities and corporate securities. Please note that an investor cannot invest directly in an index.

3 The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index,

4 The S&P 500 Index is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

                      The Benefits of Long-Term Investing
Growth of $10,000 Invested in the Standard & Poor's 500 Index, Lehman Brothers
  Government/Corporate Bond Index, Salomon Smith Barney World Government Bond
           Index and Morgan Stanley Capital International EAFE Index
                            (July 1991 - July 2001)
                                  (unaudited)


                                       [CHART]
                         The Benefits of Long-Term Investing

                                       Lehman       Salomon Smith
                                       Brothers     Barney World
                         Standard &   Government/    Government
                           Poor's     Corporate        Bond        MSCI EAFE
                         500 Index    Bond Index       Index         Index
             Jul-91        10,000        10,000        10,000        10,000
             Jan-92        11,130        10,672        10,550        10,030
             Jan-93        12,305        11,908        11,598         9,033
             Jan-94        13,887        13,134        12,843        13,025
             Jan-95        13,959        12,726        12,526        12,479
             Jan-96        19,350        14,981        14,726        14,536
             Jan-97        24,444        15,339        15,992        14,858
             Jan-98        31,021        17,053        17,921        16,410
             Jan-99        41,103        18,540        20,745        18,802
             Jan-00        45,350        18,008        19,489        22,421
          1/01             44,938        20,485        21,765        20,556
          7/31/2001        40,094        21,374        21,324        17,191


The Standard & Poor's 500 Index is a capitalization-weighted index of 500 widely held common stocks. The Lehman Government/Corporate Bond Index is a combination of publicly issued intermediate- and long-term U.S. government bonds and corporate bonds. The Salomon Smith Barney World Government Bond Index is a market-capitalization-weighted benchmark that tracks the performance of the government bond markets of 14 countries. The Morgan Stanley Capital International ("MSCI") EAFE Index consists of the equity total returns for Europe, Australasia and the Far East. These indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index and the performance of these indices does not represent the performance of any Smith Barney Fund. Past performance is not indicative of future results.

In this difficult environment there were few safe havens, although value stocks and smaller stocks posted more modest declines. Value stocks/5/ displayed their defensive characteristics as their prices were down just negative 2.71%, per the Russell 1000 Value Index./6/ And small company stocks, as measured by the Russell 2000 Index,/7/ fell a relatively moderate negative 3.93%.

--------
5 Value stocks are the shares of those companies whose shares are considered to be inexpensive relative to their asset values or earning power.

6 Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.). Please note that an investor cannot invest directly in an index.

7 Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.

International Stock Markets
International growth stocks significantly underperformed international value stocks so far in 2001. Falling U.S. interest rates seemed to confirm and reinforce rather than to dispel investors' concerns, especially about telecommunications and technology stocks, markedly effecting the smaller international economies. The highly visible retrenchment of the Internet stocks continued to exacerbate technology stock selling and began to have a marked effect on more brick-and-mortar industries around the world. In short, no section of the increasingly interdependent global economy was left entirely untouched in the generally weakening environment.

Further weakness contributed to the decline of several major currencies versus the U.S. dollar, which, in turn, through a decline in demand for exports, had a reciprocal negative effect on the U.S. economy. International growth stocks, especially in Asia, suffered significant selling pressure as investors switched to defensive stocks such as health care, consumer nondurables, financial services and utility stocks.

In our opinion, Europe continues to have strengthening fundamentals despite lackluster returns during the reporting period. Many European managers are restructuring and reengineering their companies, creating economies of scale and potentially boosting return on capital employed. Merger and acquisition activity continues to be vibrant throughout Europe. While the fall of the euro/8/ reduced returns and the European economy has been unable to entirely avoid the global downturn as had been hoped. Nonetheless, we believe Europe may offer reasonably robust opportunities across capitalizations in the near term.

Our outlook in Asia has become a bit more guarded, as continued Asian recovery to some extent depends on export volumes to the U.S. Efforts to slow the growth of the U.S. economy negatively impacted Asia's economy more in the interest rate sensitive stock markets. The effects were most pronounced in the markets of Hong Kong and Singapore, which were particularly affected by investment portfolio rebalancing due to international benchmark revisions. Japan continues to be problematic, with efforts to restructure the financial and corporate sectors resulting in a slowdown in domestic demand.

International Bond Markets
The most significant factor driving the behavior of global bond markets over the period has been weaker economic activity and the consequent abrupt change witnessed in official interest rate policy, both in North America and abroad. In the U.S., this has been evident in the dramatic fall in the federal funds rate ("fed funds rate")/9/, from 6.5% at the beginning of December 2000 to 3.5% by August 21, 2001.

In Europe, similar, albeit smaller, rate reductions have occurred. The European Central Bank has not been as aggressive as the Fed, citing additional factors that have argued against easing monetary policy too rapidly. The most notable of these has been the stubborn inflation rate in core Europe, while the poor performance of the Euro over the period has undoubtedly also been an inhibiting factor of interest rate policy on the continent. In addition, Japan has reverted to its zero interest rate policy in the face of renewed economic slowdown.

--------
8 The euro is the single currency of the European Monetary Union that was adopted by Belgium, Germany, Spain, France, Ireland, Italy, Luxembourg, the Netherlands, Austria, Portugal and Finland on January 1, 1999.

9 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve District Bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

Bond markets, however, have failed to respond with much enthusiasm, and steeper yield curves/10/ have underscored concerns over the potentially inflationary impact of easier monetary policies. Cash index returns have tended to outperform bond index returns so far in 2001.

Looking Ahead
Despite ongoing global uncertainties, we continue to believe that the technology sector will be the dominant force influencing the performance of the world's financial markets in the foreseeable future. However, we also believe that many compelling investment opportunities still exist across many companies and industries. It is likely that investors will have to find value here during the near term before technology recovers its leadership role.

With solid economic fundamentals such as low inflation, we think the slowing of the U.S. economy may have reached the end of its overheated pace. We think that the Fed, after implementing a series of short-term interest rate cuts, may have succeeded in guiding the U.S. economy towards a reasonably "soft landing." Although there seem to be early indications that this is the case, we don't expect a clear confirmation until the beginning of 2002.

For the time being, the U.S. stock market and its international counterparts remain highly volatile. This market volatility will likely continue over the near term, as many investors continue to address a number of issues. As they have been for the past six months, investors are particularly watching the Fed, which has remained vigilant and is clearly interested in shifting its policy to aid the economy.

Thank you for investing in the Smith Barney Allocation Series Inc. We look forward to helping you pursue your financial goals in the future.

Sincerely,

/s/ Heath Mclendon                         /s/ R Jay Gerken
Heath B. McLendon                              R. Jay Gerken
Chairman                                       Vice President and
                                               Investment Officer

August 30, 2001

The information provided in all of the following market commentaries represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolios' or the percentage of the Portfolios' assets held in various sectors will remain the same. Also, please note any discussion of the Portfolios' holdings is as of July 31, 2001 and is subject to change.

--------
10 The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

THE GLOBAL PORTFOLIO

                            Target Asset Allocation

                                     [CHART]
                                100% Stock Funds


The Global Portfolio seeks capital appreciation by investing 100% of its assets in global, international and U.S. stock funds.
The Global Portfolio is the most aggressively managed Portfolio of the Smith Barney Allocation Series Inc. and designed for investors who are willing to tolerate higher short-term market fluctuations for potential long-term gains.

Please be aware that, unlike the other five Portfolios in the Smith Barney Allocation Series, the Global Portfolio is designed to further diversify an investor's existing investment portfolio and is not intended to be a complete investment program. (Please note that international investing involves certain risks, such as currency fluctuation, differing accounting and financial standards and the potential for adverse political developments, among others.)

                               Index Comparison*

                        S&P 500**               (10.78)%
                        Russell 2000(R)***       (3.93)
                        MSCI EAFE+              (16.37)
                        MSCI Emerging Markets++ (19.42)

 * The chart above represents total returns for the six months ended July 31, 2001.
** The S&P 500 Index is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
*** The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.
 + The MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East. Please note that an investor cannot invest directly in an index.
++ The MSCI Emerging Markets Index is a broad-based unmanaged index of emerging market companies with an average size of $800 million and the index performance of emerging markets in South America, South Africa, Asia and Eastern Europe. Please note that an investor cannot invest directly in an index.


                               Portfolio Update

The Global Portfolio's ("Portfolio") Class A shares, without sales charges, returned negative 14.46% for the six months ended July 31, 2001. The chart that appears on page 10 compares the Portfolio's performance to broad-based indices that track four of the asset classes represented by the Portfolio.

This was a very difficult period for investors in international securities. The period was characterized by increased levels of stock market volatility worldwide, as the initial fallout associated with the technology sector began to clearly affect a wide variety of brick-and-mortar industries. Investors' enthusiasm for technology stocks later gave way to a sharp downward move in many technology stocks, as many investors began to reassess the high valuations assigned to many high-technology companies in this sector.

While a hard landing (or recession) is a possibility in the U.S., a soft landing in Europe seems most likely, due to relatively stronger consumer demand in Europe. Consumer demand in the U.S. is penalized by the negative wealth effect, while it is stimulated in Europe by lower taxes in Germany, France and Italy and lower inflation since May 2001. Nevertheless, it is unrealistic to expect the Euro-zone economy to decouple from the U.S. economic cycle. Therefore, a slowing-down of economic activity has occurred in the first half of this year. The consensus for economic growth in Europe is 2.0% in 2001 (vs. 3.4% in 2000), while inflation is expected to be around 2.5% in 2001, up from 2.3% last year. This economic environment, combined with heavy corporate restructuring, will likely produce healthy corporate profits in the next 18 months. While Smith Barney's research estimates that the earnings of the S&P 500 Index will be down 10% in 2001 vs. 2000, the consensus for corporate profits in the European Monetary Union is a 3% increase in 2001 (added by tax cuts in Germany, Italy and France). Corporate profits next year are estimated to rise 8-10% in Europe as well as the U.S.

The Asian markets have shown a wide range of performance in the period, with the traditionally U.S. interest rate sensitive markets (e.g. Hong Kong) suffering sharp declines recently as the Fed raised rates. The Japanese stock market has experienced extreme turbulence this period, and its economy has been reduced to a recessionary rate of activity. Although the recent election of a reform-minded Prime Minister has reinvigorated international hopes for a stabilization, we believe the Japanese markets will offer investors few opportunities for robust value in the near-term.

The Target Asset Allocation set forth above represents an approximate mix of investments for the Global Portfolio. The allocation and investment mix of the Portfolio may vary depending upon market conditions, cash flows in and out of the Portfolio and other factors. In addition, the allocation and investment ranges of the Portfolio may be changed from time to time upon the approval of the Smith Barney Allocation Series' Board of Directors.

The Allocation Series Global Portfolio Breakdown (as of 7/31/01) (unaudited)

                     [CHART]
           Global
           SBIS-SBHGVF       37.00
           SBWF-SBIACGP      26.00
           SBIT-SBLCGF       15.00
           SBSCCF            12.00
           SBIT-SBMCCF       5.00
           SBF-LCVF          5.00

THE GLOBAL PORTFOLIO

Historical Performance -- Class A Shares

                            Net Asset Value
                   ---------------------------------- Income   Capital Gain     Total
Period Ended       Beginning of Period End of Period Dividends Distributions Returns/(1)/
------------------------------------------------------------------------------------------
7/31/01                  $11.93           $ 9.51       $0.00       $0.69       (14.46)%+
------------------------------------------------------------------------------------------
1/31/01                   13.67            11.93        0.12        0.36        (9.29)
------------------------------------------------------------------------------------------
1/31/00                   11.16            13.67        0.20        0.04        24.57
------------------------------------------------------------------------------------------
Inception*-1/31/99        11.40            11.16        0.04        0.01        (1.60)+
------------------------------------------------------------------------------------------
Total                                                  $0.36       $1.10
------------------------------------------------------------------------------------------

Historical Performance -- Class B Shares

                            Net Asset Value
                   ---------------------------------- Income   Capital Gain     Total
Period Ended       Beginning of Period End of Period Dividends Distributions Returns/(1)/
------------------------------------------------------------------------------------------
7/31/01                  $11.92           $ 9.46       $0.00       $0.69       (14.80)%+
------------------------------------------------------------------------------------------
1/31/01                   13.65            11.92        0.03        0.36        (9.92)
------------------------------------------------------------------------------------------
1/31/00                   11.15            13.65        0.09        0.04        23.59
------------------------------------------------------------------------------------------
Inception*-1/31/99        11.40            11.15        0.00        0.01        (2.16)+
------------------------------------------------------------------------------------------
Total                                                  $0.12       $1.10
------------------------------------------------------------------------------------------

Historical Performance -- Class L Shares

                            Net Asset Value
                   ---------------------------------- Income   Capital Gain     Total
Period Ended       Beginning of Period End of Period Dividends Distributions Returns/(1)/
------------------------------------------------------------------------------------------
7/31/01                  $11.91           $ 9.46       $0.00       $0.69       (14.73)%+
------------------------------------------------------------------------------------------
1/31/01                   13.64            11.91        0.03        0.36        (9.93)
------------------------------------------------------------------------------------------
1/31/00                   11.14            13.64        0.09        0.04        23.61
------------------------------------------------------------------------------------------
Inception*-1/31/99        11.40            11.14        0.00        0.01        (2.25)+
------------------------------------------------------------------------------------------
Total                                                  $0.12       $1.10
------------------------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

Average Annual Total Returns

                           Without Sales Charges/(1)/
                           ---------------------------
                           Class A  Class B  Class L
------------------------------------------------------
Six Months Ended 7/31/01+  (14.46)% (14.80)% (14.73)%
------------------------------------------------------
Year Ended 7/31/01         (18.32)  (18.94)  (18.88)
------------------------------------------------------
Inception* through 7/31/01  (1.46)   (2.18)   (2.18)
------------------------------------------------------

                            With Sales Charges/(2)/
                           ---------------------------
                           Class A  Class B  Class L
------------------------------------------------------
Six Months Ended 7/31/01+  (18.75)% (18.77)% (16.37)%
------------------------------------------------------
Year Ended 7/31/01         (22.41)  (22.68)  (20.44)
------------------------------------------------------
Inception* through 7/31/01  (2.94)   (2.70)   (2.48)
------------------------------------------------------

Cumulative Total Returns

                                     Without Sales Charges/(1)/
----------------------------------------------------------------
Class A (Inception* through 7/31/01)           (4.88)%
----------------------------------------------------------------
Class B (Inception* through 7/31/01)           (7.20)
----------------------------------------------------------------
Class L (Inception* through 7/31/01)           (7.20)
----------------------------------------------------------------

(1)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
+ Total return is not annualized, as it may not be representative of the total return for the year.
* Inception date for Class A, B and L shares is March 9, 1998.

Growth of $10,000 Invested in Class A, B and L Shares of the Global Portfolio vs. the Standard & Poor's 500 Index, Russell 2000 Index, Morgan Stanley Capital International EAFE Index and Morgan Stanley Capital International Emerging Markets Index March 9, 1998 -- July 31, 2001 (unaudited)


                                    [CHART]

             Global     Global     Global        Standard
           Portfolio- Portfolio- Portfolio-      & Poor's                                                   MSCI Emerging
             Class A    Class B    lass L          500              Russell 2000           MSCI EAFE          Markets
             Shares     Shares     Shares         Index                Index                Index              Index
3/9/1998      9,500     10,000      9,896         10,000               10,000               10,000            10,000
Jul-98        9,300      9,763      9,661         10,709                9,142               10,522             8,154
Jan-99        9,348      9,784      9,674         12,318                9,362               10,748             7,292
Jul-99       10,228     10,662     10,551         12,872                9,820               11,541            10,052
Jan-00       11,646     12,092     11,958         13,591               11,023               12,817            12,713
Jul-00       11,064     11,148     11,320         14,026               11,172               12,580            11,185
1/1/010      10,564     10,892     10,770         13,467               11,430               11,751            10,039
7/31/2001     9,037      9,114      9,183         12,016               10,981                9,828             8,090



The chart above represents a hypothetical illustration of $10,000 invested in Class A, B and L shares on March 9, 1998 (inception date), assuming deduction of the maximum 5.00% and 1.00% sales charges at the time of investment for Class A and L shares, respectively, the deduction of the maximum 5.00% CDSC for Class B shares and the deduction of the 1.00% CDSC for Class L shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through July 31, 2001. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of some of the smaller-capitalized U.S.-domiciled companies whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq. The Morgan Stanley Capital International ("MSCI") EAFE Index consists of the equity total returns for Europe, Australasia and the Far East. The MSCI Emerging Markets Index consists of emerging market companies with an average size of $800 million, the index performance of emerging markets in South America, South Africa, Asia and Eastern Europe. These indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

THE HIGH GROWTH PORTFOLIO

                            Target Asset Allocation


                                    [CHART]
                                10% Bond Funds
                                90% State Funds
The High Growth Portfolio seeks capital appreciation by investing a high percentage of its assets in aggressive equity funds.
The High Growth Portfolio seeks capital appreciation. Among the Portfolios of the Smith Barney Allocation Series Inc., the High Growth Portfolio invests a large portion of its assets in aggressive stock mutual funds that focus on smaller, more speculative companies as well as mid-sized (or larger) companies with the potential for rapid growth. Moreover, a significant portion of the Portfolio is invested in international or emerging markets funds in order to achieve a greater level of diversification.

                               Index Comparison*

                       S&P 500**                 (10.78)%
                       Russell 2000(R)***         (3.93)
                       MSCI EAFE+                (16.37)
                       Salomon Smith Barney High
                        Yield Market++            (1.45)

  *The chart above represents total returns for the six months ended July 31,
   2001.
 **The S&P 500 Index is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
***The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.
  +The MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East. Please note that an investor cannot invest directly in an index.
 ++The Salomon Smith Barney High Yield Market Index is a broad-based unmanaged index of high yield securities. Please note that an investor cannot invest directly in an index.


                               Portfolio Update

The High Growth Portfolio's ("Portfolio") Class A shares, without sales charges, returned negative 11.07% for the six months ended July 31, 2001. The chart that appears on page 15 compares the Portfolio's performance to broad-based indices that track four of the asset classes represented in the Portfolio.

Although several major stock and bond markets hit historical highs in 2000, the first half of 2001 has more than corrected for that exuberance. Characterized by increasing levels of stock market volatility worldwide, predominantly in the technology sector, international economies have receded in concert from the robust growth of only a year ago.

The most striking evidence of the troubles came from the Fed, which vigorously cut interest rates seven times in an effort to stimulate the growth of the robust but faultering U.S. economy. However, clear effects of the success of these efforts has eluded economists. The economy (including the bond and stock markets) appears to have absorbed the Fed's rate cuts while simultaneously compelling widespread corporate restructuring activities. While consumer confidence has slipped somewhat so far this year, consumer spending has in fact remained the most resilient aspect of the economies of both Europe and the U.S., although unemployment nearly reached decade highs during the reporting period.

Despite the substantial global difficulties of the period, we believe that early indications that a bottom has been reached may be confirmed by the beginning of 2002, and that the U.S. in particular may be likely to regain the robust growth of recent periods. (Of course, no guarantees can be given that our expectations will be met.)

The Target Asset Allocation set forth above represents an approximate mix of investments for the High Growth Portfolio. The allocation and investment mix of the Portfolio may vary depending upon market conditions, cash flows in and out of the Portfolio and other factors. In addition, the allocation and investment ranges of the Portfolio may be changed, from time to time, upon the approval of the Smith Barney Allocation Series' Board of Directors.

The Allocation Series High Growth Portfolio Breakdown (as of 7/31/01)
(unaudited)






         [CHART]
SBSCCF                22
SBIT-SBLCGF           15
SBAGF                 13
SBIS-SBHGVF           10
SBIF-CPGF              8
SBWF-SBIACGP           7
SBIF-SBMCCF            6
SBF-LCVF               6
SBIF-SBHIF             4
SBIS-SBGIF             5
SBIF-SBSCGF            4

THE HIGH GROWTH PORTFOLIO


Historical Performance -- Class A Shares

                             Net Asset Value
                    ---------------------------------- Income   Capital Gain     Total
Period Ended        Beginning of Period End of Period Dividends Distributions Returns/(1)/
-------------------------------------------------------------------------------------------
7/31/01                   $15.11           $12.87       $0.00*      $0.57       (11.07)%+
-------------------------------------------------------------------------------------------
1/31/01                    16.81            15.11        0.67        0.84        (0.94)
-------------------------------------------------------------------------------------------
1/31/00                    14.86            16.81        0.53        0.35        18.97
-------------------------------------------------------------------------------------------
1/31/99                    12.97            14.86        0.08        0.48        19.15
-------------------------------------------------------------------------------------------
1/31/98                    12.41            12.97        0.13        0.33         8.25
-------------------------------------------------------------------------------------------
Inception**-1/31/97        11.40            12.41        0.20        0.04        11.04+
-------------------------------------------------------------------------------------------
Total                                                   $1.61       $2.61
-------------------------------------------------------------------------------------------

Historical Performance -- Class B Shares

                             Net Asset Value
                    ---------------------------------- Income   Capital Gain     Total
Period Ended        Beginning of Period End of Period Dividends Distributions Returns/(1)/
-------------------------------------------------------------------------------------------
7/31/01                   $15.08           $12.79       $0.00       $0.57       (11.43)%+
-------------------------------------------------------------------------------------------
1/31/01                    16.74            15.08        0.52        0.84        (1.65)
-------------------------------------------------------------------------------------------
1/31/00                    14.81            16.74        0.39        0.35        18.01
-------------------------------------------------------------------------------------------
1/31/99                    12.95            14.81        0.00        0.48        18.30
-------------------------------------------------------------------------------------------
1/31/98                    12.41            12.95        0.05        0.33         7.44
-------------------------------------------------------------------------------------------
Inception**-1/31/97        11.40            12.41        0.07        0.04         9.91+
-------------------------------------------------------------------------------------------
Total                                                   $1.03       $2.61
-------------------------------------------------------------------------------------------

Historical Performance -- Class L Shares

                             Net Asset Value
                    ---------------------------------- Income   Capital Gain     Total
Period Ended        Beginning of Period End of Period Dividends Distributions Returns/(1)/
-------------------------------------------------------------------------------------------
7/31/01                   $15.09           $12.80       $0.00       $0.57       (11.42)%+
-------------------------------------------------------------------------------------------
1/31/01                    16.75            15.09        0.52        0.84        (1.65)
-------------------------------------------------------------------------------------------
1/31/00                    14.81            16.75        0.39        0.35        18.08
-------------------------------------------------------------------------------------------
1/31/99                    12.96            14.81        0.00        0.48        18.21
-------------------------------------------------------------------------------------------
1/31/98                    12.42            12.96        0.05        0.33         7.44
-------------------------------------------------------------------------------------------
Inception**-1/31/97        11.40            12.42        0.07        0.04        10.00+
-------------------------------------------------------------------------------------------
Total                                                   $1.03       $2.61
-------------------------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

Average Annual Total Returns

                                         Without Sales Charges/(1)/
                                         ---------------------------
                                         Class A  Class B  Class L
             -------------------------------------------------------
             Six Months Ended 7/31/01+   (11.07)% (11.43)% (11.42)%
             -------------------------------------------------------
             Year Ended 7/31/01          (13.22)  (13.91)  (13.85)
             -------------------------------------------------------
             Five Years Ended 7/31/01      9.30     8.48     8.49
             -------------------------------------------------------
             Inception** through 7/31/01   7.69     6.82     6.84
             -------------------------------------------------------

                                          With Sales Charges/(2)/
                                         ---------------------------
                                         Class A  Class B  Class L
             -------------------------------------------------------
             Six Months Ended 7/31/01+   (15.54)% (15.67)% (13.13)%
             -------------------------------------------------------
             Year Ended 7/31/01          (17.57)  (17.77)  (15.49)
             -------------------------------------------------------
             Five Years Ended 7/31/01      8.18     8.33     8.27
             -------------------------------------------------------
             Inception** through 7/31/01   6.68     6.82     6.63
             -------------------------------------------------------

Cumulative Total Returns

                                      Without Sales Charges/(1)/
-----------------------------------------------------------------
Class A (Inception** through 7/31/01)           50.11%
-----------------------------------------------------------------
Class B (Inception** through 7/31/01)           43.63
-----------------------------------------------------------------
Class L (Inception** through 7/31/01)           43.72
-----------------------------------------------------------------

(1)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
+ Total return is not annualized, as it may not be representative of the total return for the year.
* Amount represents less than $0.01 per share.
**Inception date for Class A, B and L shares is February 5, 1996.

Growth of $10,000 Invested in Class A, B and L Shares of the High Growth Portfolio vs.
the Standard & Poor's 500 Index, Russell 2000 Index,
Morgan Stanley Capital International EAFE Index and Salomon Smith Barney High Yield Market Index
February 5, 1996 -- July 31, 2001 (unaudited)

                                    [CHART]

          High Growth High Growth High Growth  Standard &
           Portfolio-  Portfolio-  Portfolio-   Poor's         Russell        MSCI             Salomon Smith Barney
            Class A     Class B     Class L      500            2000          EAFE               High Yield
             Shares     Shares       Shares     Index          Index          Index               Market Index
2/5/1996     9,500      10,000       9,896      10,000         10,000         10,000                10,000
Jan-97      10,549      10,991      10,886      12,630         11,897         10,220                11,049
Jan-98      11,419      11,809      11,695      16,026         14,047         11,272                12,693
Jan-99      13,607      13,971      13,825      21,235         14,099         12,915                13,050
Jan-00      16,187      16,487      16,324      23,429         16,601         15,400                12,973
Jan-01      16,035      16,215      16,055      23,216         17,213         14,119                13,170
7/31/2001   14,261      14,363      14,222      20,714         16,537         11,808                12,979


The chart above represents a hypothetical illustration of $10,000 invested in Class A, B and L shares on February 5, 1996 (inception date), assuming deduction of the maximum 5.00% and 1.00% sales charges at the time of investment for Class A and L shares, respectively, the deduction of the maximum 5.00% CDSC for Class B shares and the deduction of the 1.00% CDSC for Class L shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through July 31, 2001. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of some of the smaller-capitalized U.S.-domiciled companies whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq. The Morgan Stanley Capital International ("MSCI") EAFE Index consists of the equity total returns for Europe, Australia and the Far East. The Salomon Smith Barney High Yield Market Index covers a significant portion of the below-investment-grade U.S. corporate bond market. These indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

THE GROWTH PORTFOLIO

                            Target Asset Allocation


                                    [CHART]

                                 30% Bond Funds
                                 70% Stock Funds

The Growth Portfolio seeks long-term growth of capital by investing primarily in funds containing the issues of more established companies.
The Growth Portfolio seeks long-term growth of capital. Among the Portfolios of the Smith Barney Allocation Series, the Growth Portfolio invests the highest percentage of its assets in large-capitalization stock mutual funds to provide growth. The Portfolio's stock allocation also includes funds that invest in small- and mid-cap/1/ stocks and international securities. In addition, a significant portion of the Portfolio is allocated to bonds to help reduce its potential volatility.
1Please be aware that investments in mid- and small-cap companies entail greater risk than investments in their large-cap counterparts.

                               Index Comparison*

                      S&P 500**                   (10.78)%
                      Russell 2000(R)***           (3.93)
                      MSCI EAFE+                  (16.37)
                      Lehman Brothers Government/
                       Corporate Bond++             4.34
  * The chart above represents total returns for the six months ended July 31, 2001.
 ** The S&P 500 Index is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
*** The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.
  + The MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East. Please note that an investor cannot invest directly in an index.
 ++ The Lehman Brothers Government/Corporate Bond Index tracks the performance of the overall bond market and is a broad measure of the performance of government and corporate fixed-rate debt issues. Please note that an investor cannot invest directly in an index.


                               Portfolio Update

The Growth Portfolio's ("Portfolio") Class A shares, without sales charges, returned negative 9.16% for the six months ended July 31, 2001. The chart that appears on page 20 compares the Portfolio's performance to broad-based indices that track four of the asset classes represented in the Portfolio.

Securities markets began the second quarter of 2001 with severe turbulence in early April, exhibiting many of the characteristics of capitulation by investors. Stock holdings were disgorged indiscriminately - the good, the bad and the indifferent - all being devalued to varying degrees with little relation to actual fundamentals or the broader economic context. Reactions to preannounced shortfalls, whether of revenues and/or earnings, were excessive in many instances, as the remnants of the New Economy bubble were deflated. This has been followed by a fairly typical bumping-along-the-bottom pattern of sharp rallies followed by equally sharp declines, governed by short-term emotional considerations with little long-term rationale.

With many of the excesses now more than washed out, a measure of sanity seems to have returned to the valuation of securities. The economic background is composed of a series of countervailing forces. Short-term interest rates have declined due to aggressive Fed action to jump-start the economy, with the positive side effect of increasing liquidity in the system and causing the yield curve to turn positive again.

On the other hand, the confluence of an inventory cycle with a capital goods cycle has contributed to earnings disappointments, leading to record high levels of layoffs, which might endanger the rate of consumer spending (the current saving rate already hovers around zero). As a result, there is virtually no pricing power in the economy, resulting in a profit squeeze. But the positive side of the equation is that inflation is not considered to be a potential problem. Add in fiscal stimulus, in the form of tax rebates and withholding table reductions, and it appears that a base is being formed for a recovery over the intermediate term.

Trading patterns have been erratic over the reporting period. During the past three months the Dow Jones Industrials and S&P 500 Index were up modestly (between 4.8% and 6.5%) while the Nasdaq Index jumped 10.15%. However, they were all in negative territory year-to-date: negative 8.95%, negative 7.61% and negative 12.6%, respectively. We expect that the markets will again act as a discounting mechanism, though past performance is no guarantee of future results. If the improvement materializes in the first half of 2002, the preconditions for better markets are already in place and should become apparent as this year progresses.

The Target Asset Allocation set forth above represents an approximate mix of investments for the Growth Portfolio. The allocation and investment mix of the Portfolio may vary depending upon market conditions, cash flows in and out of the Portfolio and other factors. In addition, the allocation and investment ranges of the Portfolio may be changed from time to time upon the approval of the Smith Barney Allocation Series' Board of Directors.

The Allocation Series Growth Portfolio Breakdown (as of 7/31/01) (unaudited)

                                   [CHART]
                            SBIS-SBIGBF           12
                            SBF-LCVF              11
                            SBIT-SBLCGF           10
                            SBIS-SBGIF            10
                            SBIF-SBHIF             9
                            SBWF-SBIACGP           8
                            SBIF-SBCPGF            8
                            SBIF-SBMCCF            6
                            SBAGF                  6
                            SBSCCF                 6
                            SBIF-SBGSF             5
                            SBIS-SBHGVF            5
                            SBIF-SBSCGF            4

THE GROWTH PORTFOLIO


Historical Performance -- Class A Shares

                            Net Asset Value
                   ---------------------------------- Income   Capital Gain     Total
Period Ended       Beginning of Period End of Period Dividends Distributions Returns/(1)/
------------------------------------------------------------------------------------------
7/31/01                  $13.64           $12.39       $0.00       $0.00        (9.16)%+
------------------------------------------------------------------------------------------
1/31/01                   15.11            13.64        0.60        0.88         0.21
------------------------------------------------------------------------------------------
1/31/00                   14.43            15.11        0.49        0.35        10.53
------------------------------------------------------------------------------------------
1/31/99                   12.99            14.43        0.27        0.37        16.20
------------------------------------------------------------------------------------------
1/31/98                   12.32            12.99        0.32        0.46        11.82
------------------------------------------------------------------------------------------
Inception*-1/31/97        11.40            12.32        0.31        0.02        11.08+
------------------------------------------------------------------------------------------
Total                                                  $1.99       $2.08
------------------------------------------------------------------------------------------

Historical Performance -- Class B Shares

                            Net Asset Value
                   ---------------------------------- Income   Capital Gain     Total
Period Ended       Beginning of Period End of Period Dividends Distributions Returns/(1)/
------------------------------------------------------------------------------------------
7/31/01                  $13.74           $12.44       $0.00       $0.00        (9.46)%+
------------------------------------------------------------------------------------------
1/31/01                   15.18            13.74        0.46        0.88        (0.56)
------------------------------------------------------------------------------------------
1/31/00                   14.48            15.18        0.34        0.35         9.61
------------------------------------------------------------------------------------------
1/31/99                   13.00            14.48        0.13        0.37        15.40
------------------------------------------------------------------------------------------
1/31/98                   12.33            13.00        0.21        0.46        10.93
------------------------------------------------------------------------------------------
Inception*-1/31/97        11.40            12.33        0.22        0.02        10.32+
------------------------------------------------------------------------------------------
Total                                                  $1.36       $2.08
------------------------------------------------------------------------------------------

Historical Performance -- Class L Shares

                            Net Asset Value
                   ---------------------------------- Income   Capital Gain     Total
Period Ended       Beginning of Period End of Period Dividends Distributions Returns/(1)/
------------------------------------------------------------------------------------------
7/31/01                  $13.74           $12.45       $0.00       $0.00        (9.39)%+
------------------------------------------------------------------------------------------
1/31/01                   15.19            13.74        0.46        0.88        (0.62)
------------------------------------------------------------------------------------------
1/31/00                   14.48            15.19        0.34        0.35         9.68
------------------------------------------------------------------------------------------
1/31/99                   13.00            14.48        0.13        0.37        15.40
------------------------------------------------------------------------------------------
1/31/98                   12.33            13.00        0.21        0.46        10.92
------------------------------------------------------------------------------------------
Inception*-1/31/97        11.40            12.33        0.22        0.02        10.32+
------------------------------------------------------------------------------------------
Total                                                  $1.36       $2.08
------------------------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

Average Annual Total Returns

                           Without Sales Charges/(1)/
                           ---------------------------
                           Class A  Class B  Class L
------------------------------------------------------
Six Months Ended 7/31/01+   (9.16)%  (9.46)%  (9.39)%
------------------------------------------------------
Year Ended 7/31/01          (9.65)  (10.32)  (10.25)
------------------------------------------------------
Five Years Ended 7/31/01     8.30     7.50     7.51
------------------------------------------------------
Inception* through 7/31/01   7.04     6.24     6.25
------------------------------------------------------

                            With Sales Charges/(2)/
                           ---------------------------
                           Class A  Class B  Class L
------------------------------------------------------
Six Months Ended 7/31/01+  (13.72)% (13.99)% (11.20)%
------------------------------------------------------
Year Ended 7/31/01         (14.15)  (14.54)  (11.99)
------------------------------------------------------
Five Years Ended 7/31/01     7.21     7.35     7.30
------------------------------------------------------
Inception* through 7/31/01   6.04     6.24     6.05
------------------------------------------------------

Cumulative Total Returns

                                     Without Sales Charges/(1)/
----------------------------------------------------------------
Class A (Inception* through 7/31/01)           45.21%
----------------------------------------------------------------
Class B (Inception* through 7/31/01)           39.38
----------------------------------------------------------------
Class L (Inception* through 7/31/01)           39.47
----------------------------------------------------------------

(1)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
+ Total return is not annualized, as it may not be representative of the total return for the year.
* Inception date for Class A, B and L shares is February 5, 1996.

Growth of $10,000 Invested in Class A, B and L Shares of the Growth Portfolio vs.
the Standard & Poor's 500 Composite Stock Index, Russell 2000 Index, Morgan Stanley Capital International EAFE Index and Lehman Brothers Government/Corporate Bond Index
February 5, 1996 -- July 31, 2001 (unaudited)

                                      [CHART]

                                                                                                      Lehman Brothers
                Growth      Growth      Growth    Standard &                                            Government/
               Portfolio-  Portfolio-  Portfolio-   Poor's                                               Corporate
                Class A     Class B     Class C      500          Russell 2000         MSCI EAFE        Bond Index
                Shares      Shares      Shares      Index            Index              Index             Index
   2/5/1996      9,500      10,000       9,896      10,000           10,000             10,000            10,000
   Jan-97       10,552      11,032      10,817      12,630           11,897             10,220             9,118
   Jan-98       11,800      12,238      12,109      16,026           14,047             11,272            10,136
   Jan-99       13,712      14,123      13,975      21,235           14,099             12,915            11,020
   Jan-00       15,155      15,481      15,328      23,429           16,601             15,400            10,704
   Jan-01       15,187      15,394      15,232      23,216           17,213             14,119            12,176
   7/31/2001    13,795      13,938      13,802      20,714           16,537             11,808            12,705



The chart above represents a hypothetical illustration of $10,000 invested in Class A, B and L shares on February 5, 1996 (inception date), assuming deduction of the maximum 5.00% and 1.00% sales charges at the time of investment for Class A and L shares, respectively, the deduction of the maximum 5.00% CDSC for Class B shares and the deduction of the 1.00% CDSC for Class L shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through July 31, 2001. The Standard & Poor's 500 Composite Stock Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Russell 2000 Index is a capitalization-weighted total return index which is comprised of 2,000 of some of the smaller-capitalized U.S.-domiciled companies whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq. The Morgan Stanley Capital International ("MSCI") EAFE Index is a composite index that consists of equity total returns for Europe, Australasia and the Far East. The Lehman Brothers Government/Corporate Bond Index is a combination of publicly issued intermediate- and long-term U.S. government bonds and corporate bonds. These indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

THE BALANCED PORTFOLIO

                            Target Asset Allocation

                                [CHART]
                                50% Bond Funds
                                50% Stock Funds


The Balanced Portfolio seeks a balance of capital growth and income by placing equal emphasis on funds investing in stocks and bonds.
The Balanced Portfolio seeks long-term growth of capital and income, placing equal emphasis on current income and capital appreciation. The Balanced Portfolio, as its name states, divides its assets roughly between stock and bond mutual funds. The stock funds are primarily large-capitalization, dividend-paying stock funds. The bond portion of the Portfolio is mainly invested in funds that invest in U.S. government and agency securities, as well as mortgage-backed securities.

                               Index Comparison*

                     S&P 500**                     (10.78)%
                     Lehman Brothers Government/
                      Corporate Bond***              4.34
                     Salomon Smith Barney One-Year
                      Treasury Bill+                 3.28
                     Salomon Smith Barney World
                      Government Bond++             (2.03)

  *The chart above represents total returns for the six months ended July 31,
   2001.
 **The S&P 500 Index is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
***The Lehman Brothers Government/Corporate Bond Index tracks the performance of the overall bond market and is a broad measure of the performance of government and corporate fixed-rate debt issues. Please note that an investor cannot invest directly in an index.
  +The Salomon Smith Barney One-Year Treasury Bill Index consists of one
   One-Year United States Treasury Bill whose return is tracked until its maturity. Please note that an investor cannot invest directly in an index.
 ++The Salomon Smith Barney World Government Bond Index is a market capitalization-weighted benchmark that tracks the performance of the government bond markets of 14 countries. Please note that an investor cannot invest directly in an index.


                               Portfolio Update

The Balanced Portfolio's ("Portfolio") Class A shares, without sales charges, returned negative 2.73% for the six months ended July 31, 2001. The chart that appears on page 25 compares the Portfolio's performance to broad-based indices that track four of the asset classes represented in the Portfolio.

During the period, global stock markets experienced deeper and more sustained volatility than they had in more than a decade. The Fed responded by cutting short-term interest rates seven times from December through August. To the relief of many investors, the Fed has declared its intention to remain vigilant, to use its policy to help avert a "hard landing" for the U.S. economy. Most analysts believe that rates will be driven lower as long as the economy remains sluggish. However, as stocks (and particularly growth stocks) weathered the combined effects of the bursting technology bull market, the fallout spilling over into other areas of the market, and the ensuing, dramatic investor uncertainty, the Fed's easing has so far failed to yield substantive results. All the major indices were down for the first half of this year. Corporate earnings warnings in the telecommunications, computer and chip manufacturing sections of the technology industry turned into widespread restructuring among auto makers and financial services corporations.

There are silver linings in the clouds, however, despite thousands of layoffs and substantial stock market carnage, consumers remain confident enough to continue spending faster than their earnings are growing, year to date. The fact remains, however, that many stock investors are pessimistic about the chances that optimistic consumers and a favorable monetary policy will be sufficient to put the recently robust U.S. economy back on course. Moreover, the strains of a weak corporate America have played themselves in a very pronounced way among investment bankers. A once-willing lending community has turned off the IPO spigot and forced many companies that had promising ideas to fend for themselves. Many have not made the grade.

Keeping these realities in mind, we continue to look for companies with the financial wherewithal to weather the current economic storm.

On the bond side, however, these circumstances have created an opportune environment for fixed income investors. The corporate market was fueled by attractive relative yields, a steep yield curve and a robust new-issue market. Issuance came at a time with the Fed easing and investors holding large amounts of cash and hearty appetites for new deals. Interestingly, with the dollar strong versus the euro and yen, 42% of the new-issue volume went to foreigners. Supply reached $349.1 billion in the first six months, eclipsing last year's total volume of $325.6 billion by 7.2%.

Mortgage-backed securities also benefited from this market environment. While prepayments were high (as expected with the drop in mortgage rates), they were manageable. Cash-out refinancing dominated the rise in prepayments as homeowners elected to take out equity from their homes instead of the weak stock market.

Looking to the next six months, our bond portfolios will have an emphasis toward yield. With the Fed hinting the easing cycle is coming to an end, Treasuries may be range-bound for a while. We anticipate investment-grade corporates should do well, benefiting from leaner dealer inventories, reduced supply origination and attractive yields versus Treasuries and agencies. We will continue to focus on liquidity of the deals we purchase and security selection. We expect the mortgage market will also benefit from the same factors. We also believe that if inflation remains manageable and the Fed is nearing the end of its easing cycle, the yield curve should continue to flatten, with the 30-year outperforming the two-year.

The Target Asset Allocation set forth above represents an approximate mix of investments for the Balanced Portfolio. The allocation and investment mix of the Portfolio may vary depending upon market conditions, cash flows in and out of the Portfolio and other factors. In addition, the allocation and investment ranges of the Portfolio may be changed, from time to time, upon the approval of the Smith Barney Allocation Series' Board of Directors.

The Allocation Series Balanced Portfolio Breakdown (as of 7/31/01) (unaudited)

                                       [CHART]
                            SBIF-SBDSIF           15
                            SBIF-SBGSF            11
                            SBFVF                 10
                            SBMGF                 10
                            SBIF-SBCF             10
                            SBAF                  10
                            SBIF-SBPTRF           10
                            SBWF-GGBP              5
                            SBF-LCVF               5
                            SBIS-SBGIF             5
                            SBF-STHGBF             5
                            SBWF-SBIACGP           4

THE BALANCED PORTFOLIO


Historical Performance -- Class A Shares

                            Net Asset Value
                   ---------------------------------- Income   Capital Gain     Total
Period Ended       Beginning of Period End of Period Dividends Distributions Returns/(1)/
------------------------------------------------------------------------------------------
7/31/01                  $12.38           $11.82       $0.22       $0.00        (2.73)%+
------------------------------------------------------------------------------------------
1/31/01                   12.58            12.38        0.63        0.70         9.42
------------------------------------------------------------------------------------------
1/31/00                   12.95            12.58        0.46        0.46         4.37
------------------------------------------------------------------------------------------
1/31/99                   12.62            12.95        0.45        0.37         9.33
------------------------------------------------------------------------------------------
1/31/98                   12.14            12.62        0.54        0.36        11.59
------------------------------------------------------------------------------------------
Inception*-1/31/97        11.40            12.14        0.45        0.00        10.64+
------------------------------------------------------------------------------------------
Total                                                  $2.75       $1.89
------------------------------------------------------------------------------------------

Historical Performance -- Class B Shares

                            Net Asset Value
                   ---------------------------------- Income   Capital Gain     Total
Period Ended       Beginning of Period End of Period Dividends Distributions Returns/(1)/
------------------------------------------------------------------------------------------
7/31/01                  $12.55           $11.99       $0.17       $0.00        (3.09)%+
------------------------------------------------------------------------------------------
1/31/01                   12.64            12.55        0.44        0.70         8.66
------------------------------------------------------------------------------------------
1/31/00                   12.95            12.64        0.29        0.46         3.48
------------------------------------------------------------------------------------------
1/31/99                   12.61            12.95        0.35        0.37         8.62
------------------------------------------------------------------------------------------
1/31/98                   12.14            12.61        0.45        0.36        10.67
------------------------------------------------------------------------------------------
Inception*-1/31/97        11.40            12.14        0.37        0.00         9.90+
------------------------------------------------------------------------------------------
Total                                                  $2.07       $1.89
------------------------------------------------------------------------------------------

Historical Performance -- Class L Shares

                            Net Asset Value
                   ---------------------------------- Income   Capital Gain     Total
Period Ended       Beginning of Period End of Period Dividends Distributions Returns/(1)/
------------------------------------------------------------------------------------------
7/31/01                  $12.55           $11.99       $0.17       $0.00        (3.09)%+
------------------------------------------------------------------------------------------
1/31/01                   12.64            12.55        0.44        0.70         8.67
------------------------------------------------------------------------------------------
1/31/00                   12.94            12.64        0.29        0.46         3.56
------------------------------------------------------------------------------------------
1/31/99                   12.61            12.94        0.35        0.37         8.53
------------------------------------------------------------------------------------------
1/31/98                   12.14            12.61        0.45        0.36        10.67
------------------------------------------------------------------------------------------
Inception*-1/31/97        11.40            12.14        0.37        0.00         9.90+
------------------------------------------------------------------------------------------
Total                                                  $2.07       $1.89
------------------------------------------------------------------------------------------

Average Annual Total Returns

                                        Without Sales Charges/(1)/
                                        ---------------------------
                                        Class A  Class B  Class L
             ------------------------------------------------------
             Six Months Ended 7/31/01+   (2.73)%  (3.09)%  (3.09)%
             ------------------------------------------------------
             Year Ended 7/31/01           1.79     1.11     1.11
             ------------------------------------------------------
             Five Years Ended 7/31/01     8.41     7.60     7.61
             ------------------------------------------------------
             Inception* through 7/31/01   7.67     6.87     6.87
             ------------------------------------------------------

                                         With Sales Charges/(2)/
                                        ---------------------------
                                        Class A  Class B  Class L
             ------------------------------------------------------
             Six Months Ended 7/31/01+   (7.58)%  (7.86)%  (5.02)%
             ------------------------------------------------------
             Year Ended 7/31/01          (3.29)   (3.71)   (0.89)
             ------------------------------------------------------
             Five Years Ended 7/31/01     7.31     7.45     7.40
             ------------------------------------------------------
             Inception* through 7/31/01   6.66     6.87     6.67
             ------------------------------------------------------

Cumulative Total Returns

                                     Without Sales Charges/(1)/
----------------------------------------------------------------
Class A (Inception* through 7/31/01)           49.94%
----------------------------------------------------------------
Class B (Inception* through 7/31/01)           43.97
----------------------------------------------------------------
Class L (Inception* through 7/31/01)           43.97
----------------------------------------------------------------
----------------------------------------------------------------

(1)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
+ Total return is not annualized, as it may not be representative of the total return for the year.
* Inception date for Class A, B and L shares is February 5, 1996. Inception date for Class Z shares is January 17, 1997.

Growth of $10,000 Invested in Class A, B and L Shares of the Balanced Portfolio vs. the Standard & Poor's 500 Index, Lehman Brothers Government/Corporate Bond Index, Salomon Smith Barney One-Year Treasury Bill Index and Salomon Smith Barney World Government Bond Index
February 5, 1996 -- July 31, 2001 (unaudited)


                                    [CHART]

                                                                        Lehman        Salomon       Salomon
                                                                       Brothers    Smith Barney   Smith Barney
               Balanced      Balanced       Balanced     Standard &   Government/    One Year        World
              Portfolio-    Portfolio-     Portfolio-      Poor's      Corporate     Treasury      Government
               Class A       Class B         Class L        500        Bond Index      Bill        Bond Index
                Shares        Shares         Shares        Index         Index         Index         Index
2/5/1996          9,500        10,000         9,896        10,000        10,000        10,000        10,000
Jan-97           10,511        10,990        10,876        12,630         9,118        10,551        10,568
Jan-98           11,729        12,162        12,036        16,026        10,136        11,214        11,842
Jan-99           12,824        13,211        13,063        21,235        11,020        11,840        13,708
Jan-00           13,384        13,941        13,529        23,429        10,704        12,327        12,878
1/31/2001        14,644        14,855        14,701        23,216        12,176        13,321        14,383
7/31/2001        14,245        14,397        14,247        20,714        12,705        13,758        14,091



The chart above represents a hypothetical illustration of $10,000 invested in Class A, B and L shares on February 5, 1996 (inception date), assuming deduction of the maximum 5.00% and 1.00% sales charges at the time of investment for Class A and L shares, respectively, the deduction of the maximum 5.00% CDSC for Class B shares and the deduction of the 1.00% CDSC for Class L shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through July 31, 2001. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lehman Brothers Government/Corporate Bond Index is a combination of publicly issued intermediate- and long-term U.S. government bonds and corporate bonds. The Salomon Smith Barney One-Year Treasury Bill Index consists of one 1-Year United States Treasury bill whose return is tracked until its maturity. The Salomon Smith Barney World Government Bond Index is a market-capitalization-weighted benchmark that tracks the performance of the government bond markets of 14 countries. These indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

THE CONSERVATIVE PORTFOLIO

                            Target Asset Allocation
                                     [CHART]

                                70% Bond Funds
                                30% Stock Funds

The Conservative Portfolio primarily seeks income and secondarily, long-term growth of capital by investing the majority of its assets in funds that invest in bonds.


The Conservative Portfolio primarily seeks income and secondarily, long-term capital growth. Among the Portfolios of the Smith Barney Allocation Series, the Conservative Portfolio consists primarily of taxable bond funds, with a portion invested in stock funds that invest primarily in large-capitalization U.S. stocks.

                               Index Comparison*

                      S&P 500**                   (10.78)%
                      Lehman Brothers Government/
                       Corporate Bond***            4.34
                      Salomon Smith Barney High
                       Yield Market+               (1.45)
                      Salomon Smith Barney One-
                       Year Treasury Bill++         3.28

  *The chart above represents total returns for the six months ended July 31,
   2001.
 **The S&P 500 Index is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
***The Lehman Brothers Government/Corporate Bond Index tracks the performance of the overall bond market and is a broad measure of the performance of government and corporate fixed-rate debt issues. Please note that an investor cannot invest directly in an index.
  +The Salomon Smith Barney High Yield Market Index is a broad-based unmanaged index of high yield securities. Please note that an investor cannot invest directly in an index.
 ++The Salomon Smith Barney One-Year Treasury Bill Index consists of one
   One-Year United States Treasury Bill whose return is tracked until its maturity. Please note that an investor cannot invest directly in an index.


                               Portfolio Update

The Conservative Portfolio's ("Portfolio") Class A shares, with sales charges, returned negative 1.70% for the six months ended July 31, 2001. The chart that appears on page 30 compares the Portfolio's performance to broad-based indices that track four of the asset classes represented in the Portfolio.

In keeping with its investment mandate, the Portfolio is largely comprised of bond funds with the remainder invested in stock funds. The Portfolio's bond funds tend to possess high-credit quality and include U.S. government debt, as well as the bonds of other developed nations.

The six-month period ending July 31, 2001 began with a positive tone for fixed-income investors, but unrelenting volatility in the equity markets, along with an increased probability of a significantly weaker domestic economy, drove stock prices generally down. Difficulties which began with the bursting of the technology bubble have clearly spilled into more traditional sectors like auto manufacturing and throughout the period, resulted in continual downward corrections of already modest corporate profit expectations. The Fed went into action, providing a prop to the demand for fixed-income instruments by reducing their short-term borrowing rate seven times during the first seven months of 2001, for a total of 300 basis points,/1/ in an effort to boost economic growth. The Fed's easing monetary policy, applied with unusual vigor, has not yet had much of an impact on domestic economic growth (although inflation remained somewhat tame). U.S. equity markets continue to languish as corporate performances, often failing to meet even corrected earnings expectations, weaken investor confidence. This trend continues to cause concern as we write, and many investors are moving funds once invested in equities into the comparatively more stable fixed income markets.

During the first half of 2001, municipals labored to keep pace with the performance of taxable fixed income securities. A relatively large amount of new issue municipal supply tempered performance. State and local governments issued approximately $134 billion of debt during the first half of 2001, representing a 39% increase versus 2000's pace of $96 billion. The increase in municipal bond supply was attributable to a 300% increase in refunding activity, versus a similar period during the prior year. Supply of debt for new municipal projects increased a subdued 16%.

We believe tax-exempt bonds are likely to remain attractive on an after-tax basis when compared to Treasuries, despite future lower federal income tax rates. Additionally, the relatively strong fundamental quality of many municipal debt issuers should remain unchanged during the calendar year 2001. According to Standard & Poor's, a major rating agency, the number of municipal issues upgraded during 2001 again outpaced the number of municipal downgrades. However, we believe that the pace of improvement in municipal credit quality may slow, should sales tax revenue continue to wane due to a weaker national economy. According to a Nelson A. Rockefeller Institute of Government report, for example, sales tax revenue growth during the first quarter of 2001 slowed to an anemic 0.3%, versus prior year and adjusted for inflation and legislative changes. Many state and local governments prepared for an eventual economic slowdown by setting aside a portion of their surpluses during the tax-receipt boom years. These rainy day funds are available to soften negative impacts from lower tax receipts in the future.
--------
/1/A basis point is one one-hundredth of a percent (0.01%).
The Target Asset Allocation set forth above represents an approximate mix of investments for the Conservative Portfolio. The allocation and investment mix of the Portfolio may vary depending upon market conditions, cash flows in and out of the Portfolio and other factors. In addition, the allocation and investment ranges of the Portfolio may be changed, from time to time, upon the approval of the Smith Barney Allocation Series' Board of Directors.

The Allocation Series Conservative Portfolio Breakdown (as of 7/31/01)
(unaudited)

                                     [CHART]
                               SBIF-SBDSIF    20
                               SBMGF          15
                               SBIF-SBGSF     11
                               SBIF-SBCF      10
                               SBAF           10
                               SBIF-SBHIF      9
                               SBWF-GGBP       5
                               SBFVF           5
                               SBIS-SBHGVF     5
                               SBIF-SBPTRT     5
                               SBF-STHGBF      5

THE CONSERVATIVE PORTFOLIO


Historical Performance -- Class A Shares

                            Net Asset Value
                   ---------------------------------- Income   Capital Gain     Total
Period Ended       Beginning of Period End of Period Dividends Distributions Returns/(1)/
------------------------------------------------------------------------------------------
7/31/01                  $11.51           $11.07       $0.24       $0.00        (1.70)%+
------------------------------------------------------------------------------------------
1/31/01                   11.47            11.51        0.73        0.21         8.91
------------------------------------------------------------------------------------------
1/31/00                   12.04            11.47        0.55        0.25         1.96
------------------------------------------------------------------------------------------
1/31/99                   12.17            12.04        0.58        0.24         5.85
------------------------------------------------------------------------------------------
1/31/98                   11.90            12.17        0.69        0.40        11.70
------------------------------------------------------------------------------------------
Inception*-1/31/97        11.46            11.90        0.52        0.00         8.57+
------------------------------------------------------------------------------------------
Total                                                  $3.31       $1.10
------------------------------------------------------------------------------------------

Historical Performance -- Class B Shares

                            Net Asset Value
                   ---------------------------------- Income   Capital Gain     Total
Period Ended       Beginning of Period End of Period Dividends Distributions Returns/(1)/
------------------------------------------------------------------------------------------
7/31/01                  $11.60           $11.17       $0.21       $0.00        (1.86)%+
------------------------------------------------------------------------------------------
1/31/01                   11.50            11.60        0.61        0.21         8.33
------------------------------------------------------------------------------------------
1/31/00                   12.02            11.50        0.45        0.25         1.50
------------------------------------------------------------------------------------------
1/31/99                   12.16            12.02        0.52        0.24         5.22
------------------------------------------------------------------------------------------
1/31/98                   11.89            12.16        0.63        0.40        11.21
------------------------------------------------------------------------------------------
Inception*-1/31/97        11.46            11.89        0.47        0.00         8.03+
------------------------------------------------------------------------------------------
Total                                                  $2.89       $1.10
------------------------------------------------------------------------------------------

Historical Performance -- Class L Shares

                            Net Asset Value
                   ---------------------------------- Income   Capital Gain     Total
Period Ended       Beginning of Period End of Period Dividends Distributions Returns/(1)/
------------------------------------------------------------------------------------------
7/31/01                  $11.59           $11.16       $0.22       $0.00        (1.84)%+
------------------------------------------------------------------------------------------
1/31/01                   11.50            11.59        0.63        0.21         8.35
------------------------------------------------------------------------------------------
1/31/00                   12.02            11.50        0.46        0.25         1.59
------------------------------------------------------------------------------------------
1/31/99                   12.16            12.02        0.53        0.24         5.29
------------------------------------------------------------------------------------------
1/31/98                   11.89            12.16        0.64        0.40        11.25
------------------------------------------------------------------------------------------
Inception*-1/31/97        11.46            11.89        0.47        0.00         8.08+
------------------------------------------------------------------------------------------
Total                                                  $2.95       $1.10
------------------------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends quarterly and capital gains, if any, annually.

Average Annual Total Returns

                           Without Sales Charges/(1)/
                           ---------------------------
                           Class A  Class B  Class L
------------------------------------------------------
Six Months Ended 7/31/01+   (1.70)%  (1.86)%  (1.84)%
------------------------------------------------------
Year Ended 7/31/01           2.72     2.27     2.29
------------------------------------------------------
Five Years Ended 7/31/01     6.96     6.44     6.49
------------------------------------------------------
Inception* through 7/31/01   6.34     5.82     5.88
------------------------------------------------------

                            With Sales Charges/(1)/
                           ---------------------------
                           Class A  Class B  Class L
------------------------------------------------------
Six Months Ended 7/31/01+   (6.11)%  (6.20)%  (3.80)%
------------------------------------------------------
Year Ended 7/31/01          (1.89)   (2.09)    0.28
------------------------------------------------------
Five Years Ended 7/31/01     5.98     6.28     6.29
------------------------------------------------------
Inception* through 7/31/01   5.45     5.82     5.68
------------------------------------------------------

Cumulative Total Returns

                                     Without Sales Charges/(1)/
----------------------------------------------------------------
Class A (Inception* through 7/31/01)           40.11%
----------------------------------------------------------------
Class B (Inception* through 7/31/01)           36.41
----------------------------------------------------------------
Class L (Inception* through 7/31/01)           36.79
----------------------------------------------------------------

(1)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.50% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. The CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
+ Total return is not annualized, as it may not be representative of the total return for the year.
* Inception date for Class A, B and L shares is February 5, 1996.

Growth of $10,000 Invested in Class A, B and L Shares of the Conservative Portfolio vs. the Standard & Poor's 500 Index, Lehman Brothers
Government/Corporate Bond Index, Salomon Smith Barney High Yield Market Index and Salomon Smith Barney One-Year Treasury Bill Index
February 5, 1996 -- July 31, 2001 (unaudited)

                                      [CHART]

                                                                                    Lehman         Salomon          Salomon
                                                                                   Brothers         Smith            Smith
                   Conservative   Conservative    Conservative                    Government/       Barney          Barney
                    Portfolio-     Portfolio-      Portfolio-      Standard &      Corporate         High          One-Year
                     Class A         Class B        Class L          Poor's          Bond           Yield          Treasury
                      Shares         Shares          Shares        500 Index        Index         Market Index       Bill
  2/5/1996            9,550          10,000           9,896          10,000          10,000          10,000          10,000
  Jan-97             10,369          10,803          10,596          12,630           9,118          11,049          10,551
  Jan-98             11,581          12,014          11,900          16,026          10,136          12,693          11,214
  Jan-99             12,259          12,642          12,529          21,235          11,020          13,050          11,840
  Jan-00             12,499          12,831          12,728          23,429          10,704          12,973          12,327
  Jan-01             13,612          13,900          13,791          23,216          12,176          13,170          13,321
  7/31/2001          13,380          13,641          13,537          20,714          12,705          12,979          13,758


The chart above represents a hypothetical illustration of $10,000 invested in Class A, B and L shares on February 5, 1996 (inception date), assuming deduction of the maximum 4.50% and 1.00% sales charges at the time of investment for Class A and L shares, respectively, the deduction of the maximum 4.50% CDSC for Class B shares and the deduction of the 1.00% CDSC for Class L shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through July 31, 2001. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lehman Brothers Government/Corporate Bond Index is a combination of publicly issued intermediate- and long-term U.S. government bonds and corporate bonds. The Salomon Smith Barney High Yield Market Index covers a significant portion of the below-investment-grade U.S. corporate bond market. The Salomon Smith Barney One-Year Treasury Bill Index consists of one 1-Year United States Treasury bill whose return is tracked until its maturity. These indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

THE INCOME PORTFOLIO

                            Target Asset Allocation

                                    [CHART]

                                90% Bond Funds
                                10% Stock Funds

The Income Portfolio seeks high current income by investing primarily in bond funds. The Income Portfolio seeks high current income. Among the Portfolios of the Smith Barney Allocation Series, the Income Portfolio allocates most of its assets to taxable bond funds designed to generate a high level of income consistent with relative stability of principal. A small portion of the Portfolio is invested in stock funds that invest in large-capitalization U.S. stocks.

                               Index Comparison*

                      S&P 500**                   (10.78)%
                      Lehman Brothers Government/
                       Corporate Bond***            4.34
                      Salomon Smith Barney High
                       Yield Market+               (1.45)
                      Salomon Smith Barney
                       One-Year Treasury Bill++     3.28

  * The chart above represents total returns for the six months ended July 31, 2001.
 ** The S&P 500 Index is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
*** The Lehman Brothers Government/Corporate Bond Index tracks the performance of the overall bond market and is a broad measure of the performance of government and corporate fixed-rate debt issues. Please note that an investor cannot invest directly in an index.
  + The Salomon Smith Barney High Yield Market Index is a broad-based unmanaged index of high yield securities. Please note that an investor cannot invest directly in an index.
 ++ The Salomon Smith Barney One-Year Treasury Bill Index consists of one One-Year United States Treasury Bill whose return is tracked until its maturity. Please note that an investor cannot invest directly in an index.

                               Portfolio Update

The Income Portfolio's ("Portfolio") Class A shares, without sales charges, returned negative 1.07% for the six months ended July 31, 2001. The chart that appears on page 35 compares the Portfolio's performance to broad-based indices that track four of the asset classes represented in the Portfolio.

We believe two interconnected themes explain most of what occurred in the taxable fixed income marketplace during the period. The first was a steepening of the U.S. Treasury yield curve/1/, which was spurred on by the strong easing actions (i.e., a reduction of short-term interest rates) of the Fed. The extent of the curve steepening can be best highlighted by total returns generated along the benchmark U.S. Treasury curve during the first half: 30yrs negative 3.05%, 10yrs negative 0.53%, 5yrs positive 2.58% and 2yr positive 3.50%. As these numbers reveal, in the highest quality sector of the bond market, U.S. Treasuries that had shorter maturities had the best returns during the period.

The second theme was a return of liquidity to the lower quality sectors, highlighted by a narrowing of credit spreads/2/ between the lower and higher quality sectors of the corporate bond market. While the Fed easing had something to do with the credit spread narrowing, we believe a significant portion can simply be attributed to valuation adjustments on bonds whose prices were too extreme at year's end. While the steepening of the Treasury yield curve led to an underperformance of longer maturities for U.S. Treasury investors, the opposite occurred in the corporate bond market, as spread compression led to strong positive returns across the maturity spectrum.

More recently, during June, the market experienced a flattening out of this corporate spread narrowing trend. We believe this recent corporate performance, accompanied by tempered yield curve changes, is an indication that the corporate sector outperformance may have run its course for now.

In light of these conditions, we are continuing to pursue a conservative investment strategy geared to accumulating better quality credits. Fortunately, it appears that the downtrend in overall credit quality is now reaching a bottom and should begin to gradually improve going forward as the domestic economy improves and companies succeed in strengthening their individual financial condition.
--------
1 The yield curve is the graphical representation of the relationship between yield and maturity at a certain moment in time.
2 Credit spread is the difference between the yield of a particular corporate security and a benchmark security that has the same maturity as that particular corporate security. In this case, the benchmark security to which we refer is a U.S. Treasury.

The Target Asset Allocation set forth above represents an approximate mix of investments for the Income Portfolio. The allocation and investment mix of the Portfolio may vary depending upon market conditions, cash flows in and out of the Portfolio and other factors. In addition, the allocation and investment ranges of the Portfolio may be changed, from time to time, upon the approval of the Smith Barney Allocation Series' Board of Directors.

The Allocation Series Income Portfolio Breakdown (as of 7/31/01) (unaudited)

                    [CHART]
              SBMGF         21
              SBIF-SBDSIF   20
              SBIF-SBHIF    18
              SBIF-SBGSF    16
              SBF-STHGBF    10
              SBIF-SBCF      5
              SBAF           5
              SBIF-SBPTRF    5

THE INCOME PORTFOLIO

Historical Performance -- Class A Shares

                            Net Asset Value
                   ---------------------------------- Income   Capital Gain     Total
Period Ended       Beginning of Period End of Period Dividends Distributions Returns/(1)/
------------------------------------------------------------------------------------------
7/31/01                  $10.65           $10.23       $0.31       $0.00        (1.07)%+
------------------------------------------------------------------------------------------
1/31/01                   10.64            10.65        0.76        0.02         7.74
------------------------------------------------------------------------------------------
1/31/00                   11.50            10.64        0.63        0.11        (1.04)
------------------------------------------------------------------------------------------
1/31/99                   11.75            11.50        0.69        0.11         4.88
------------------------------------------------------------------------------------------
1/31/98                   11.53            11.75        0.77        0.29        11.44
------------------------------------------------------------------------------------------
Inception*-1/31/97        11.46            11.53        0.63        0.00         6.39+
------------------------------------------------------------------------------------------
Total                                                  $3.79       $0.53
------------------------------------------------------------------------------------------

Historical Performance -- Class B Shares

                            Net Asset Value
                   ---------------------------------- Income   Capital Gain     Total
Period Ended       Beginning of Period End of Period Dividends Distributions Returns/(1)/
------------------------------------------------------------------------------------------
7/31/01                  $10.72           $10.30       $0.28       $0.00        (1.33)%+
------------------------------------------------------------------------------------------
1/31/01                   10.65            10.72        0.65        0.02         7.21
------------------------------------------------------------------------------------------
1/31/00                   11.50            10.65        0.58        0.11        (1.47)
------------------------------------------------------------------------------------------
1/31/99                   11.76            11.50        0.63        0.11         4.25
------------------------------------------------------------------------------------------
1/31/98                   11.53            11.76        0.70        0.29        10.93
------------------------------------------------------------------------------------------
Inception*-1/31/97        11.46            11.53        0.58        0.00         5.89+
------------------------------------------------------------------------------------------
Total                                                  $3.42       $0.53
------------------------------------------------------------------------------------------

Historical Performance -- Class L Shares

                            Net Asset Value
                   ---------------------------------- Income   Capital Gain     Total
Period Ended       Beginning of Period End of Period Dividends Distributions Returns/(1)/
------------------------------------------------------------------------------------------
7/31/01                  $10.71           $10.29       $0.28       $0.00        (1.31)%+
------------------------------------------------------------------------------------------
1/31/01                   10.65            10.71        0.66        0.02         7.22
------------------------------------------------------------------------------------------
1/31/00                   11.50            10.65        0.58        0.11        (1.42)
------------------------------------------------------------------------------------------
1/31/99                   11.76            11.50        0.64        0.11         4.31
------------------------------------------------------------------------------------------
1/31/98                   11.53            11.76        0.71        0.29        10.98
------------------------------------------------------------------------------------------
Inception*-1/31/97        11.46            11.53        0.59        0.00         5.94+
------------------------------------------------------------------------------------------
Total                                                  $3.46       $0.53
------------------------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends monthly and capital gains, if any, annually.

Average Annual Total Returns

                           Without Sales Charges/(1)/
                           ---------------------------
                           Class A  Class B  Class L
------------------------------------------------------
Six Months Ended 7/31/01+   (1.07)%  (1.33)%  (1.31)%
------------------------------------------------------
Year Ended 7/31/01           3.03     2.52     2.54
------------------------------------------------------
Five Years Ended 7/31/01     5.73     5.20     5.24
------------------------------------------------------
Inception* through 7/31/01   5.07     4.55     4.60
------------------------------------------------------

                            With Sales Charges/(1)/
                           ---------------------------
                           Class A  Class B  Class L
------------------------------------------------------
Six Months Ended 7/31/01+   (5.50)%  (5.66)%  (3.26)%
------------------------------------------------------
Year Ended 7/31/01          (1.58)   (1.81)    0.54
------------------------------------------------------
Five Years Ended 7/31/01     4.76     5.04     5.04
------------------------------------------------------
Inception* through 7/31/01   4.19     4.55     4.40
------------------------------------------------------

Cumulative Total Returns

                                     Without Sales Charges/(1)/
----------------------------------------------------------------
Class A (Inception* through 7/31/01)           31.15%
----------------------------------------------------------------
Class B (Inception* through 7/31/01)           27.63
----------------------------------------------------------------
Class L (Inception* through 7/31/01)           27.94
----------------------------------------------------------------

(1)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.50% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed less than one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
+ Total return is not annualized, as it may not be representative of the total return for the year.
* Inception date for Class A, B and L shares is February 5, 1996.

Growth of $10,000 Invested in Class A, B and L Shares of the Income Portfolio vs.
the Standard & Poor's 500 Index, Lehman Brothers Government/Corporate Bond Index, Salomon Smith Barney High Yield Market Index and Salomon Smith Barney One-Year Treasury Bill Index
February 5, 1996 -- July 31, 2001 (unaudited)

                                      [CHART]

                                                                           Lehman Brothers Salomon Smith  Salomon Smith
                    Income         Income         Income       Standard &    Government/    Barney High       Barney
                   Portfolio-     Portfolio-     Portfolio-      Poor's       Corporate        Yield         One-Year
                    Class A        Class B        Class L        500            Bond           Market     Treasury Bill
                    Shares         Shares         Shares         Index          Index          Index          Index
  2/5/1996           9,550         10,000          9,896         10,000         10,000         10,000         10,000
  Jan-97            10,160         10,589         10,385         12,630          9,118         11,049         10,551
  Jan-98            11,322         11,746         11,636         16,026         10,136         12,693         11,214
  Jan-99            11,875         12,246         12,137         21,235         11,020         13,050         11,840
  Jan-00            11,751         12,066         11,965         23,429         10,704         12,973         12,327
  Jan-01            12,660         12,935         12,829         23,216         12,176         13,170         13,321
  7/31/2001         12,525         12,763         12,662         20,714         12,705         12,979         13,758



The chart above represents a hypothetical illustration of $10,000 invested in Class A, B and L shares on February 5, 1996 (inception date), assuming deduction of the maximum 4.50% and 1.00% sales charges at the time of investment for Class A and L shares, respectively, the deduction of the maximum 4.50% CDSC for Class B shares and the deduction of the 1.00% CDSC for Class L shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through July 31, 2001. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lehman Brothers Government/Corporate Bond Index is a combination of publicly issued intermediate- and long-term U.S. government bonds and corporate bonds. The Salomon Smith Barney High Yield Market Index covers a significant portion of the below-investment-grade U.S. corporate bond market. The Salomon Smith Barney One-Year Treasury Bill Index consists of one 1-Year United States Treasury bill whose return is tracked until its maturity. These indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

THE GLOBAL PORTFOLIO

Schedule of Investments (unaudited)                               July 31, 2001


  Shares                                         Description                                           Value
------------------------------------------------------------------------------------------------------------------
Underlying Funds -- 99.6%
   100,496 Smith Barney Funds, Inc. - Large Cap Value Fund                                          $ 1,687,344
 1,027,916 Smith Barney Investment Funds Inc. - Smith Barney Hansberger Global Value Fund            11,666,856
   232,521 Smith Barney Investment Trust - Smith Barney Large Capitalization Growth Fund              4,892,262
    75,549 Smith Barney Investment Trust - Smith Barney Mid Cap Core Fund                             1,492,848
   279,085 Smith Barney Small Cap Core Fund, Inc.                                                     3,614,162
   615,306 Smith Barney World Funds, Inc. - International All Cap Growth Portfolio                    8,331,244
------------------------------------------------------------------------------------------------------------------
           Total Underlying Funds (Cost -- $37,775,848)                                              31,684,716
------------------------------------------------------------------------------------------------------------------

   Face
  Amount                                         Description                                           Value
------------------------------------------------------------------------------------------------------------------
Repurchase Agreement -- 0.4%
$  133,000 J.P. Morgan Chase & Co., 3.850% due 8/1/01; Proceeds at maturity -- $133,014;
             (Fully collateralized by U.S. Treasury Notes, 5.625% to 6.500% due 3/31/02 to 2/15/03;
             Market value -- $135,857) (Cost -- $133,000)                                               133,000
------------------------------------------------------------------------------------------------------------------
           Total Investments -- 100% (Cost -- $37,908,848*)                                         $31,817,716
------------------------------------------------------------------------------------------------------------------

* Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.

THE HIGH GROWTH PORTFOLIO

Schedule of Investments (unaudited)                               July 31, 2001

  Shares                                          Description                                           Value
--------------------------------------------------------------------------------------------------------------------
Underlying Funds -- 99.6%
    977,500 Smith Barney Aggressive Growth Fund Inc.                                                 $ 96,762,768
  2,530,061 Smith Barney Funds, Inc. - Large Cap Value Fund                                            42,479,732
  4,553,366 Smith Barney Income Funds - Smith Barney High Income Fund                                  34,377,913
  6,984,414 Smith Barney Investment Funds Inc. - Smith Barney Hansberger Global Value Fund             79,273,104
  6,658,951 Smith Barney Investment Funds Inc. - Smith Barney Peachtree Growth Fund                    60,929,400
  3,115,555 Smith Barney Investment Funds Inc. - Smith Barney Small Cap Growth Fund                    33,710,300
  2,456,307 Smith Barney Investment Series - Smith Barney Growth and Income Fund                       36,746,352
  5,342,861 Smith Barney Investment Trust - Smith Barney Large Capitalization Growth Fund             112,413,792
  2,176,576 Smith Barney Investment Trust - Smith Barney Mid Cap Core Fund                             43,009,143
 12,971,519 Smith Barney Small Cap Core Fund, Inc.                                                    167,981,171
  4,031,634 Smith Barney World Funds, Inc. - International All Cap Growth Portfolio                    54,588,321
--------------------------------------------------------------------------------------------------------------------
            Total Underlying Funds (Cost -- $754,629,532)                                             762,271,996
--------------------------------------------------------------------------------------------------------------------

   Face
  Amount                                          Description                                           Value
--------------------------------------------------------------------------------------------------------------------
Repurchase Agreement -- 0.4%
$ 3,067,000 J.P. Morgan Chase & Co., 3.850% due 8/1/01; Proceeds at maturity -- $3,067,328;
              (Fully collateralized by U.S. Treasury Notes, 5.625% to 6.500% due 3/31/02 to 2/15/03;
              Market value -- $3,132,880) (Cost -- $3,067,000)                                          3,067,000
--------------------------------------------------------------------------------------------------------------------
            Total Investments -- 100% (Cost -- $757,696,532*)                                        $765,338,996
--------------------------------------------------------------------------------------------------------------------

* Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.

THE GROWTH PORTFOLIO


Schedule of Investments (unaudited)                               July 31, 2001


  Shares                                          Description                                           Value
--------------------------------------------------------------------------------------------------------------------
Underlying Funds -- 99.1%
    492,863 Smith Barney Aggressive Growth Fund Inc.                                                 $ 48,788,525
  5,248,762 Smith Barney Funds, Inc. - Large Cap Value Fund                                            88,126,722
 10,101,963 Smith Barney Income Funds - Smith Barney High Income Fund                                  76,269,822
  3,962,489 Smith Barney Investment Funds Inc. - Smith Barney Hansberger Global Value Fund             44,974,249
  7,956,343 Smith Barney Investment Funds Inc. - Smith Barney Investment Grade Bond Fund               96,749,131
  4,336,625 Smith Barney Investment Funds Inc. - Smith Barney Government Securities Fund               41,371,400
  7,474,051 Smith Barney Investment Funds Inc. - Smith Barney Peachtree Growth Fund                    68,387,569
  3,363,196 Smith Barney Investment Funds Inc. - Smith Barney Small Cap Growth Fund                    36,389,781
  5,322,729 Smith Barney Investment Series - Smith Barney Growth and Income Fund                       79,628,026
  3,924,266 Smith Barney Investment Trust - Smith Barney Large Capitalization Growth Fund              82,566,554
  2,484,133 Smith Barney Investment Trust - Smith Barney Mid Cap Core Fund                             49,086,463
  3,516,438 Smith Barney Small Cap Core Fund, Inc.                                                     45,537,870
  4,671,011 Smith Barney World Funds, Inc. - International All Cap Growth Portfolio                    63,245,492
--------------------------------------------------------------------------------------------------------------------
            Total Underlying Funds (Cost -- $881,617,007)                                             821,121,604
--------------------------------------------------------------------------------------------------------------------

   Face
  Amount                                          Description                                           Value
--------------------------------------------------------------------------------------------------------------------
Repurchase Agreement -- 0.9%
$ 7,297,000 J.P. Morgan Chase & Co., 3.850% due 8/1/01; Proceeds at maturity -- $7,297,780;
              (Fully collateralized by U.S. Treasury Notes, 5.625% to 6.500% due 3/31/02 to 2/15/03;
              Market value -- $7,453,742) (Cost -- $7,297,000)                                          7,297,000
--------------------------------------------------------------------------------------------------------------------
            Total Investments -- 100% (Cost -- $888,914,007*)                                        $828,418,604
--------------------------------------------------------------------------------------------------------------------

* Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.

THE BALANCED PORTFOLIO


Schedule of Investments (unaudited)                               July 31, 2001


   Shares                                          Description                                           Value
---------------------------------------------------------------------------------------------------------------------
Underlying Funds -- 99.7%
   3,181,116 Smith Barney Appreciation Fund Inc.                                                      $ 44,662,875
   3,124,317 Smith Barney Fundamental Value Fund Inc.                                                   45,552,546
   1,346,688 Smith Barney Funds, Inc. - Large Cap Value Fund                                            22,610,893
   5,185,712 Smith Barney Funds, Inc. - Short Term High Grade Bond Fund                                 21,520,707
   2,946,993 Smith Barney Income Funds - Smith Barney Convertible Fund                                  46,709,842
  10,098,813 Smith Barney Income Funds - Smith Barney Diversified Strategic Income Fund                 68,066,001
   2,830,101 Smith Barney Income Funds - Smith Barney Premium Total Return Fund                         44,092,988
   5,018,484 Smith Barney Investment Funds Inc. - Smith Barney Government Securities Fund               47,876,339
   1,436,279 Smith Barney Investment Series - Smith Barney Growth and Income Fund                       21,486,738
   3,799,021 Smith Barney Managed Governments Fund Inc.                                                 47,715,708
   2,255,123 Smith Barney World Funds, Inc. - Global Government Bond Portfolio                          23,363,083
   1,256,654 Smith Barney World Funds, Inc. - International All Cap Growth Portfolio                    17,015,097
---------------------------------------------------------------------------------------------------------------------
             Total Underlying Funds (Cost -- $473,118,795)                                             450,672,817
---------------------------------------------------------------------------------------------------------------------

    Face
   Amount                                          Description                                           Value
---------------------------------------------------------------------------------------------------------------------
Repurchase Agreement -- 0.3%
$  1,187,000 J.P. Morgan Chase & Co., 3.850% due 8/1/01; Proceeds at maturity -- $1,187,127;
               (Fully collateralized by U.S. Treasury Notes, 5.625% to 6.500% due 3/31/02 to 2/15/03;
               Market value -- $1,212,497) (Cost -- $1,187,000)                                          1,187,000
---------------------------------------------------------------------------------------------------------------------
             Total Investments -- 100% (Cost -- $474,305,795*)                                        $451,859,817
---------------------------------------------------------------------------------------------------------------------

* Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.

THE CONSERVATIVE PORTFOLIO


Schedule of Investments (unaudited)                               July 31, 2001


 Shares                                         Description                                           Value
------------------------------------------------------------------------------------------------------------------
Underlying Funds -- 99.2%
  796,250 Smith Barney Appreciation Fund Inc.                                                      $ 11,179,349
  383,836 Smith Barney Fundamental Value Fund Inc.                                                    5,596,334
1,340,877 Smith Barney Funds, Inc. - Short-Term High Grade Bond Fund                                  5,564,641
  748,514 Smith Barney Income Funds - Smith Barney Convertible Fund                                  11,863,943
3,447,824 Smith Barney Income Funds - Smith Barney Diversified Strategic Income Fund                 23,238,335
1,370,448 Smith Barney Income Funds - Smith Barney High Income Fund                                  10,346,884
  342,300 Smith Barney Income Funds - Smith Barney Premium Total Return Fund                          5,333,030
1,279,061 Smith Barney Investment Funds Inc. - Smith Barney Government Securities Fund               12,202,237
  489,152 Smith Barney Investment Funds Inc. - Smith Barney Hansberger Global Value Fund              5,551,871
1,452,927 Smith Barney Managed Governments Fund Inc.                                                 18,248,766
  565,295 Smith Barney World Funds, Inc. - Global Government Bond Portfolio                           5,856,458
------------------------------------------------------------------------------------------------------------------
          Total Underlying Funds (Cost -- $124,466,670)                                             114,981,848
------------------------------------------------------------------------------------------------------------------

  Face
 Amount                                         Description                                           Value
------------------------------------------------------------------------------------------------------------------
Repurchase Agreement -- 0.8%
 $923,000 J.P. Morgan Chase & Co., 3.850% due 8/1/01; Proceeds at maturity -- $923,099;
            (Fully collateralized by U.S. Treasury Notes, 5.625% to 6.500% due 3/31/02 to 2/15/03;
            Market value -- $942,134) (Cost -- $923,000)                                                923,000
------------------------------------------------------------------------------------------------------------------
          Total Investments -- 100% (Cost -- $125,389,670*)                                        $115,904,848
------------------------------------------------------------------------------------------------------------------

* Aggregate cost is substantially the same for Federal income tax purposes.

                      See Notes to Financial Statements.

THE INCOME PORTFOLIO


Schedule of Investments (unaudited)                               July 31, 2001


 Shares                                          Description                                           Value
-------------------------------------------------------------------------------------------------------------------
Underlying Funds -- 99.2%
  173,078 Smith Barney Appreciation Fund Inc.                                                       $  2,430,012
1,170,514 Smith Barney Funds, Inc. - Short-Term High Grade Bond Fund                                   4,857,632
  157,660 Smith Barney Income Funds - Smith Barney Convertible Fund                                    2,498,913
1,465,839 Smith Barney Income Funds - Smith Barney Diversified Strategic Income Fund                   9,879,755
1,171,102 Smith Barney Income Funds - Smith Barney High Income Fund                                    8,841,820
  147,933 Smith Barney Income Funds - Smith Barney Premium Total Return Fund                           2,304,791
  804,048 Smith Barney Investment Funds Inc. - Smith Barney Government Securities Fund                 7,670,624
  811,957 Smith Barney Managed Governments Fund Inc.                                                  10,198,185
-------------------------------------------------------------------------------------------------------------------
          Total Underlying Funds (Cost -- $55,219,471*)                                               48,681,732
-------------------------------------------------------------------------------------------------------------------

  Face
 Amount                                          Description                                           Value
-------------------------------------------------------------------------------------------------------------------
Repurchase Agreement -- 0.8%
 $385,000 J.P. Morgan Chase & Co., 3.850% due 8/1/01; Proceeds at maturity -- $385,041;
            (Fully collateralized by U.S. Treasury Notes, 5.625% to 6.500%, due 3/31/02 to 2/15/03;
            Market value -- $393,270) (Cost -- $385,000)                                                 385,000
-------------------------------------------------------------------------------------------------------------------
          Total Investments -- 100% (Cost -- $55,604,471*)                                           $49,066,732
-------------------------------------------------------------------------------------------------------------------

* Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.

Statements of Assets and Liabilities (unaudited)                  July 31, 2001

                                            Global     High Growth     Growth       Balanced     Conservative    Income
                                           Portfolio    Portfolio     Portfolio     Portfolio     Portfolio     Portfolio
----------------------------------------------------------------------------------------------------------------------------
Assets:
   Investments, at cost                   $37,908,848  $757,696,532  $888,914,007  $474,305,795  $125,389,670  $55,604,471
----------------------------------------------------------------------------------------------------------------------------
   Investments, at value                  $31,817,716  $765,338,996  $828,418,604  $451,859,817  $115,904,848  $49,066,732
   Cash                                           297           122           777           199        28,739          311
   Receivable for Fund shares sold             32,022       551,377       460,037       172,806        45,307        8,058
   Receivable from manager                    166,638            --            --            --            --           --
   Dividends and interest receivable               22           328           780        50,193        14,720       11,353
----------------------------------------------------------------------------------------------------------------------------
   Total Assets                            32,016,695   765,890,823   828,880,198   452,083,015   115,993,614   49,086,454
----------------------------------------------------------------------------------------------------------------------------
Liabilities:
   Payable for Fund shares purchased           10,892       366,871       571,179       298,612        52,911       66,332
   Distribution fees payable                    5,917       149,343       175,782        96,439         5,599        7,922
   Accrued expenses                                --     1,320,329     1,288,562     1,086,813       252,437       47,074
----------------------------------------------------------------------------------------------------------------------------
   Total Liabilities                           16,809     1,836,543     2,035,523     1,481,864       310,947      121,328
----------------------------------------------------------------------------------------------------------------------------
Total Net Assets                          $31,999,886  $764,054,280  $826,844,675  $450,601,151  $115,682,667  $48,965,126
----------------------------------------------------------------------------------------------------------------------------
Net Assets:
   Par value of capital shares            $     3,372  $     59,536  $     66,576  $     37,823  $     10,405  $     4,772
   Capital paid in excess of par value     38,464,002   770,648,862   834,821,333   456,901,346   123,644,163   56,096,754
   Undistributed net investment income             --       452,206     7,818,897     2,083,155     1,159,404      217,767
   Accumulated net investment loss           (141,816)           --            --            --            --           --
   Accumulated net realized gain (loss)
    on investments                           (234,540)  (14,748,788)   44,633,272    14,024,805       353,517     (816,428)
   Net unrealized appreciation
    (depreciation) of investments          (6,091,132)    7,642,464   (60,495,403)  (22,445,978)   (9,484,822)  (6,537,739)
----------------------------------------------------------------------------------------------------------------------------
Total Net Assets                          $31,999,886  $764,054,280  $826,844,675  $450,601,151  $115,682,667  $48,965,126
----------------------------------------------------------------------------------------------------------------------------
Shares Outstanding:
   Class A                                  1,859,441    30,888,382    31,016,097    17,519,303     5,412,192    2,412,129
   Class B                                  1,366,618    25,089,819    31,618,376    17,547,063     4,351,891    2,069,445
   Class L                                    146,151     3,557,859     3,942,098     2,757,085       640,794      290,486
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)               $9.51        $12.87        $12.39        $11.82        $11.07       $10.23
   Class B *                                    $9.46        $12.79        $12.44        $11.99        $11.17       $10.30
   Class L **                                   $9.46        $12.80        $12.45        $11.99        $11.16       $10.29
----------------------------------------------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class A (net asset value plus 5.26%
    of net asset value per share)              $10.01        $13.55        $13.04        $12.44            --           --
   Class A (net asset value plus 4.71%
    of net asset value per share)                  --            --            --            --        $11.59       $10.71
   Class L (net asset value plus 1.01%
    of net asset value per share)               $9.56        $12.93        $12.58        $12.11        $11.27       $10.39
----------------------------------------------------------------------------------------------------------------------------

 *Redemption price is NAV of Class B shares reduced by a 5.00% CDSC (4.50% for the Conservative Portfolio and the Income Portfolio) if shares are redeemed within one year from purchase (See Note 2).
**Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.

Statements of Operations (unaudited)      For the Six Months Ended July 31, 2001

                                                   Global       High Growth       Growth         Balanced      Conservative
                                                  Portfolio      Portfolio       Portfolio       Portfolio      Portfolio
------------------------------------------------------------------------------------------------------------------------------
Investment Income:
   Income distributions from Underlying Funds   $      12,398  $    4,347,163  $   11,248,485  $    9,146,983  $   3,224,121
   Short-term capital gain from
    Underlying Funds                                       --              --              --         822,517        112,528
   Interest                                             4,805          87,048          71,430          33,810         10,802
------------------------------------------------------------------------------------------------------------------------------
   Total Investment Income                             17,203       4,434,211      11,319,915      10,003,310      3,347,451
------------------------------------------------------------------------------------------------------------------------------
Expenses:
   Distribution fees (Note 2)                          96,786       2,377,887       2,787,096       1,502,179        287,619
   Other expenses                                      62,233       1,602,168       1,637,418         836,240        221,778
------------------------------------------------------------------------------------------------------------------------------
   Total Expenses                                     159,019       3,980,055       4,424,514       2,338,419        509,397
------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                         (141,816)        454,156       6,895,401       7,664,891      2,838,054
------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
on Investments (Note 3):
   Realized Gain (Loss) From:
     Sale of Underlying Funds                         (95,723)    (14,745,921)      2,657,361        (736,356)       (76,032)
     Capital gain distributions from
      Underlying Funds                                     --              --              --         918,426        218,977
------------------------------------------------------------------------------------------------------------------------------
   Net Realized Gain (Loss)                           (95,723)    (14,745,921)      2,657,361         182,070        142,945
------------------------------------------------------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation
   (Depreciation) of Investments:
     Beginning of period                             (909,993)     90,524,288      36,201,724        (531,162)    (4,363,597)
     End of period                                 (6,091,132)      7,642,464     (60,495,403)    (22,445,978)    (9,484,822)
------------------------------------------------------------------------------------------------------------------------------
   Change in Net Unrealized
    Appreciation (Depreciation)                    (5,181,139)    (82,881,824)    (96,697,127)    (21,914,816)    (5,121,225)
------------------------------------------------------------------------------------------------------------------------------
Net Loss on Investments                            (5,276,862)    (97,627,745)    (94,039,766)    (21,732,746)    (4,978,280)
------------------------------------------------------------------------------------------------------------------------------
Decrease in Net Assets From Operations          $(5,418,678)   $(97,173,589)   $(87,144,365)   $(14,067,855)   $(2,140,226)
------------------------------------------------------------------------------------------------------------------------------

                                                  Income
                                                 Portfolio
--------------------------------------------------------------
Investment Income:
   Income distributions from Underlying Funds   $ 1,764,134
   Short-term capital gain from
    Underlying Funds                                 43,219
   Interest                                           3,662
--------------------------------------------------------------
   Total Investment Income                        1,811,015
--------------------------------------------------------------
Expenses:
   Distribution fees (Note 2)                       124,587
   Other expenses                                    99,867
--------------------------------------------------------------
   Total Expenses                                   224,454
--------------------------------------------------------------
Net Investment Income (Loss)                      1,586,561
--------------------------------------------------------------
Realized and Unrealized Gain (Loss)
on Investments (Note 3):
   Realized Gain (Loss) From:
     Sale of Underlying Funds                       (37,291)
     Capital gain distributions from
      Underlying Funds                               49,870
--------------------------------------------------------------
   Net Realized Gain (Loss)                          12,579
--------------------------------------------------------------
   Change in Net Unrealized Appreciation
   (Depreciation) of Investments:
     Beginning of period                         (4,278,671)
     End of period                               (6,537,739)
--------------------------------------------------------------
   Change in Net Unrealized
    Appreciation (Depreciation)                  (2,259,068)
--------------------------------------------------------------
Net Loss on Investments                          (2,246,489)
--------------------------------------------------------------
Decrease in Net Assets From Operations          $  (659,928)
--------------------------------------------------------------


                      See Notes to Financial Statements.

Statements of Changes in Net Assets (unaudited)   For the Six Months Ended July
31, 2001



                                             Global      High Growth      Growth       Balanced     Conservative    Income
                                            Portfolio     Portfolio      Portfolio     Portfolio     Portfolio     Portfolio
-------------------------------------------------------------------------------------------------------------------------------
Operations:
   Net investment income (loss)            $  (141,816) $     454,156  $   6,895,401  $  7,664,891  $  2,838,054  $ 1,586,561
   Net realized gain (loss)                    (95,723)   (14,745,921)     2,657,361       182,070       142,945       12,579
   Change in net unrealized appreciation
    (depreciation)                          (5,181,139)   (82,881,824)   (96,697,127)  (21,914,816)   (5,121,225)  (2,259,068)
-------------------------------------------------------------------------------------------------------------------------------
   Decrease in Net Assets From
    Operations                              (5,418,678)   (97,173,589)   (87,144,365)  (14,067,855)   (2,140,226)    (659,928)
-------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders From:
   Net investment income                            --         (8,882)            --    (7,385,665)   (2,369,498)  (1,416,271)
   Net realized gains                       (2,165,494)   (32,280,103)            --            --            --           --
-------------------------------------------------------------------------------------------------------------------------------
   Decrease in Net Assets From
    Distributions to Shareholders           (2,165,494)   (32,288,985)            --    (7,385,665)   (2,369,498)  (1,416,271)
-------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (Note 5):
   Net proceeds from sale of shares          3,626,312     64,138,569     59,712,233    33,841,266     9,823,998    3,963,654
   Net asset value of shares issued for
    reinvestment of dividends                2,158,365     32,044,976             --     7,216,240     2,315,245    1,283,543
   Cost of shares reacquired                (3,206,724)   (73,498,891)   (87,728,037)  (52,107,858)  (14,255,550)  (6,587,391)
-------------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets
    From Fund Share Transactions             2,577,953     22,684,654    (28,015,804)  (11,050,352)   (2,116,307)  (1,340,194)
-------------------------------------------------------------------------------------------------------------------------------
Decrease in Net Assets                      (5,006,219)  (106,777,920)  (115,160,169)  (32,503,872)   (6,626,031)  (3,416,393)

Net Assets:
   Beginning of period                      37,006,105    870,832,200    942,004,844   483,105,023   122,308,698   52,381,519
-------------------------------------------------------------------------------------------------------------------------------
   End of period*                          $31,999,886  $ 764,054,280  $ 826,844,675  $450,601,151  $115,682,667  $48,965,126
-------------------------------------------------------------------------------------------------------------------------------
* Includes undistributed net
 investment income of:                              --       $452,206     $7,818,897    $2,083,155    $1,159,404     $217,767
-------------------------------------------------------------------------------------------------------------------------------
* Accumulated net investment loss            $(141,816)            --             --            --            --           --
-------------------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

Statements of Changes in Net Assets         For the Year Ended January 31, 2001

                                        Global      High Growth      Growth        Balanced     Conservative    Income
                                       Portfolio     Portfolio      Portfolio      Portfolio     Portfolio     Portfolio
----------------------------------------------------------------------------------------------------------------------------
Operations:
   Net investment income              $   218,409  $  31,329,885  $  33,835,062  $  20,812,275  $  7,080,300  $  3,689,136
   Net realized gain (loss)             2,356,414     58,581,808     67,130,492     19,671,971       210,642      (706,178)
   Change in net unrealized
    appreciation (depreciation)        (6,355,087)  (101,073,994)  (102,114,304)     3,474,289     3,310,151     1,067,240
----------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net
    Assets From Operations             (3,780,264)   (11,162,301)    (1,148,750)    43,958,535    10,601,093     4,050,198
----------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders From:
   Net investment income                 (225,168)   (32,285,061)   (33,874,128)   (20,457,253)   (7,222,106)   (3,684,957)
   Net realized gains                  (1,047,662)   (44,925,894)   (56,850,807)   (26,311,819)   (2,259,793)      (90,094)
----------------------------------------------------------------------------------------------------------------------------
   Decrease in Net Assets From
    Distributions to Shareholders      (1,272,830)   (77,210,955)   (90,724,935)   (46,769,072)   (9,481,899)   (3,775,051)
----------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (Note 5):
   Net proceeds from sale of shares    14,122,958    209,034,056    199,081,614     90,260,373    20,801,828     6,414,308
   Net asset value of shares issued
    for reinvestment of dividends       1,270,884     76,589,711     89,567,240     45,943,792     9,286,821     3,427,192
   Cost of shares reacquired           (6,617,667)  (198,708,907)  (239,190,656)  (174,661,624)  (51,088,021)  (21,845,698)
----------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net
    Assets From Fund Share
    Transactions                        8,776,175     86,914,860     49,458,198    (38,457,459)  (20,999,372)  (12,004,198)
----------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets       3,723,081     (1,458,396)   (42,415,487)   (41,267,996)  (19,880,178)  (11,729,051)

Net Assets:
   Beginning of year                   33,283,024    872,290,596    984,420,331    524,373,019   142,188,876    64,110,570
----------------------------------------------------------------------------------------------------------------------------
   End of year*                       $37,006,105  $ 870,832,200  $ 942,004,844  $ 483,105,023  $122,308,698  $ 52,381,519
----------------------------------------------------------------------------------------------------------------------------
* Includes undistributed net
 investment income of:                         --         $6,932       $923,496     $1,803,929      $690,848       $47,477
----------------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

Notes to Financial Statements (unaudited)
1. Significant Accounting Policies
The Global, High Growth, Growth, Balanced, Conservative and Income Portfolios ("Portfolios") are separate investment portfolios of the Smith Barney Allocation Series Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company and consists of these portfolios and three other separate investment portfolios: Select High Growth, Select Growth and Select Balanced. The Portfolios invest in other mutual funds ("Underlying Funds") managed by Smith Barney Fund Management LLC (''SBFM'') formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"). The financial statements and financial highlights for the other portfolios are presented in a separate shareholder report.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation; (c) income distributions and short-term capital gain distributions from Underlying Funds are recorded on the ex-dividend date as investment income and interest income is recorded on an accrual basis; (d) long-term capital gains from Underlying Funds are recorded on the ex-dividend date as realized gains; (e) gains or losses on the sale of Underlying Funds are calculated by using the specific identification method;
(f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; (i) direct expenses are charged to each class of each portfolio; management fees are allocated on the basis of the relative net assets of each class; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Other Transactions
SBFM is the investment manager for the Fund. Effective July 6, 2001, each Portfolio pays SBFM a monthly fee calculated at an annual rate of 0.20% of the average daily net assets. Prior to July 6, 2001, the annual rate was 0.35%.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolios' transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolios' sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts. During the six months ended July 31, 2001, the Global, High Growth, Growth, Balanced, Conservative and Income Portfolios paid transfer agent fees of $3,222, $125,678, $139,991, $50,740, $8,146 and $5,199,
respectively, to CFTC.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Portfolios' distributor. In addition, SSB acts as the primary broker for the Portfolios' portfolio agency transactions. Certain other broker-dealers, continue to sell Portfolio shares to the public as members of the selling group.

For Global, High Growth, Growth and Balanced Portfolios, there are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. For Conservative and Income Portfolios, there are maximum initial sales charges of 4.50% and 1.00% for Class A and L shares, respectively. The Global, High Growth, Growth and Balanced Portfolios have a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. The Conservative and Income Portfolios have a CDSC of 4.50% on Class B shares, which applies if redemption occurs less than one year from purchase and declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended July 31, 2001, SSB received sales charges on sales of the Portfolios' Class A and L shares. In addition, for the six months ended July 31, 2001, CDSCs were paid to SSB for Class B and L shares. The approximate amounts were as follows:

              Sales Charges       CDSCs
             --------------- ----------------
Portfolio    Class A Class L Class B  Class L
----------------------------------------------
Global       $ 5,000 $ 1,000 $  1,000 $   --
High Growth   88,000  17,000   59,000  3,000
Growth        89,000  16,000  102,000  4,000
Balanced      53,000  14,000   42,000  5,000
Conservative  12,000   1,000    8,000  2,000
Income         5,000   1,000    5,000  1,000
----------------------------------------------

Pursuant to a Distribution Plan, the Portfolios pay a service fee with respect to their Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class. In addition, the Global, High Growth, Growth and Balanced Portfolios each pay a distribution fee with respect to their Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets of each class. The Conservative and Income Portfolios each pay a distribution fee with respect to their Class B and L shares calculated at the annual rates of 0.50% and 0.45%, respectively, of the average daily net assets of each class.

For the six months ended July 31, 2001, total Distribution Plan fees were as follows:

                   Portfolio    Class A   Class B   Class L
                   ------------------------------------------
                   Global       $ 22,764 $   67,124 $  6,898
                   High Growth   504,538  1,640,375  232,974
                   Growth        492,189  2,041,097  253,810
                   Balanced      263,522  1,068,892  169,765
                   Conservative   74,929    186,409   26,281
                   Income         31,646     81,890   11,051
                   ------------------------------------------

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments
During the six months ended July 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                      Portfolio     Purchases     Sales
                      -------------------------------------
                      Global       $   458,569 $   212,568
                      High Growth   37,000,000  46,387,169
                      Growth        47,700,000  77,630,706
                      Balanced              --   9,480,218
                      Conservative          --   2,117,591
                      Income                --   1,393,109
                      -------------------------------------

At July 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                     Net Unrealized
                                                      Appreciation
            Portfolio    Appreciation Depreciation   (Depreciation)
            --------------------------------------------------------
            Global       $    609,103 $  (6,700,235)  $ (6,091,132)
            High Growth   112,298,971  (104,656,507)     7,642,464
            Growth         69,000,063  (129,495,466)   (60,495,403)
            Balanced       15,841,965   (38,287,943)   (22,445,978)
            Conservative    2,112,332   (11,597,154)    (9,484,822)
            Income            495,042    (7,032,781)    (6,537,739)
            --------------------------------------------------------

4. Repurchase Agreements
The Portfolios purchase (and their custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Capital Shares
At July 31, 2001, the Fund had 5.5 billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolios have the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Portfolios and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At July 31, 2001, total paid-in capital amounted to the following for each class:

Portfolio                         Class A          Class B        Class L
------------------------------------------------------------------------------------------
Global                         $ 21,313,297   $ 15,380,619      $ 1,773,458
High Growth                     402,986,363    320,467,404       47,254,631
Growth                          395,153,938    391,254,057       48,479,914
Balanced                        212,632,431    211,277,141       33,029,597
Conservative                     64,204,063     51,932,344        7,518,161
Income                           28,328,363     24,376,643        3,396,520
------------------------------------------------------------------------------------------

Transactions in shares of each class within each Portfolio were as follows:

                               Six Months Ended July 31, 2001 Year Ended January 31, 2001
                               ------------------------------ ----------------------------
                                  Shares           Amount       Shares        Amount
------------------------------------------------------------------------------------------
GLOBAL PORTFOLIO:
Class A
 Shares sold                      194,633      $  2,063,767      588,634   $   7,789,145
 Shares issued on reinvestment    126,730         1,193,796       63,120         768,601
 Shares reacquired               (165,832)       (1,757,251)    (274,395)     (3,551,926)
------------------------------------------------------------------------------------------
 Net Increase                     155,531      $  1,500,312      377,359   $   5,005,820
------------------------------------------------------------------------------------------
Class B
 Shares sold                      112,658      $  1,197,721      403,469   $   5,250,616
 Shares issued on reinvestment     93,198           873,262       37,919         464,920
 Shares reacquired               (114,693)       (1,218,156)    (220,373)     (2,824,859)
------------------------------------------------------------------------------------------
 Net Increase                      91,163      $    852,827      221,015   $   2,890,677
------------------------------------------------------------------------------------------
Class L
 Shares sold                       34,490      $    364,824       83,762   $   1,083,197
 Shares issued on reinvestment      9,745            91,307        3,061          37,363
 Shares reacquired                (21,728)         (231,317)     (18,709)       (240,882)
------------------------------------------------------------------------------------------
 Net Increase                      22,507      $    224,814       68,114   $     879,678
------------------------------------------------------------------------------------------
HIGH GROWTH PORTFOLIO:
Class A
 Shares sold                    2,695,304      $ 37,101,936    7,565,992   $ 126,773,818
 Shares issued on reinvestment  1,298,341        16,657,718    2,746,365      41,524,963
 Shares reacquired             (3,024,867)      (41,900,544)  (6,632,500)   (111,004,282)
------------------------------------------------------------------------------------------
 Net Increase                     968,778      $ 11,859,110    3,679,857   $  57,294,499
------------------------------------------------------------------------------------------
Class B
 Shares sold                    1,512,868      $ 20,541,001    3,779,132   $  63,862,630
 Shares issued on reinvestment  1,055,868        13,472,878    2,046,299      30,891,664
 Shares reacquired             (1,862,208)      (25,417,032)  (3,851,472)    (64,868,155)
------------------------------------------------------------------------------------------
 Net Increase                     706,528      $  8,596,847    1,973,959   $  29,886,139
------------------------------------------------------------------------------------------
Class L
 Shares sold                      475,682      $  6,495,632      908,119   $  15,255,618
 Shares issued on reinvestment    150,030         1,914,380      276,556       4,173,084
 Shares reacquired               (454,299)       (6,181,315)    (542,785)     (9,141,257)
------------------------------------------------------------------------------------------
 Net Increase                     171,413      $  2,228,697      641,890   $  10,287,445
------------------------------------------------------------------------------------------
Class Z+
 Shares sold                           --                --      179,736   $   3,141,990
 Shares issued on reinvestment         --                --           --              --
 Shares reacquired                     --                --     (776,997)    (13,695,213)
------------------------------------------------------------------------------------------
 Net Decrease                          --                --     (597,261)  $ (10,553,223)
------------------------------------------------------------------------------------------

+ On July 5, 2000, Class Z shares were fully redeemed.

                               Six Months Ended July 31, 2001 Year Ended January 31, 2001
                               ------------------------------ ---------------------------
                                  Shares           Amount       Shares        Amount
------------------------------------------------------------------------------------------
GROWTH PORTFOLIO:
Class A
 Shares sold                    2,725,454      $ 34,595,996    8,196,505   $ 122,059,247
 Shares issued on reinvestment         --                --    3,160,044      43,459,300
 Shares reacquired             (3,434,139)      (43,467,174)  (8,265,813)   (122,784,674)
------------------------------------------------------------------------------------------
 Net Increase (Decrease)         (708,685)     $ (8,871,178)   3,090,736   $  42,733,873
------------------------------------------------------------------------------------------
Class B
 Shares sold                    1,588,352      $ 20,168,284    4,166,696   $  63,001,086
 Shares issued on reinvestment         --                --    2,966,953      41,152,693
 Shares reacquired             (2,995,724)      (38,011,028)  (6,129,485)    (92,517,318)
------------------------------------------------------------------------------------------
 Net Increase (Decrease)       (1,407,372)     $(17,842,744)   1,004,164   $  11,636,461
------------------------------------------------------------------------------------------
Class L
 Shares sold                      388,531      $  4,947,953      842,596   $  12,729,427
 Shares issued on reinvestment         --                --      357,288       4,955,247
 Shares reacquired               (490,608)       (6,249,835)    (948,445)    (14,271,067)
------------------------------------------------------------------------------------------
 Net Increase (Decrease)         (102,077)     $ (1,301,882)     251,439   $   3,413,607
------------------------------------------------------------------------------------------
Class Z+
 Shares sold                           --                --       82,764   $   1,291,854
 Shares issued on reinvestment         --                --           --              --
 Shares reacquired                     --                --     (620,208)     (9,617,597)
------------------------------------------------------------------------------------------
 Net Decrease                          --                --     (537,444)  $  (8,325,743)
------------------------------------------------------------------------------------------
BALANCED PORTFOLIO:
Class A
 Shares sold                    1,475,454      $ 17,686,082    3,244,096   $  41,281,215
 Shares issued on reinvestment    326,405         3,839,991    1,835,385      22,713,631
 Shares reacquired             (2,110,672)      (25,288,293)  (4,925,024)    (62,742,204)
------------------------------------------------------------------------------------------
 Net Increase (Decrease)         (308,813)     $ (3,762,220)     154,457   $   1,252,642
------------------------------------------------------------------------------------------
Class B
 Shares sold                    1,002,838      $ 12,147,140    2,595,045   $  33,200,497
 Shares issued on reinvestment    245,794         2,934,672    1,589,400      19,841,055
 Shares reacquired             (1,747,565)      (21,244,252)  (4,998,558)    (64,057,446)
------------------------------------------------------------------------------------------
 Net Decrease                    (498,933)     $ (6,162,440)    (814,113)  $ (11,015,894)
------------------------------------------------------------------------------------------
Class L
 Shares sold                      313,326      $  3,817,056      628,064   $   8,008,354
 Shares issued on reinvestment     36,984           441,577      225,354       2,810,461
 Shares reacquired               (397,603)       (4,814,374)    (737,836)     (9,432,650)
------------------------------------------------------------------------------------------
 Net Increase (Decrease)          (47,293)     $   (555,741)     115,582   $   1,386,165
------------------------------------------------------------------------------------------
Class Z++
 Shares sold                       15,053      $    190,988      602,425   $   7,770,307
 Shares issued on reinvestment         --                --       44,662         578,645
 Shares reacquired                (61,694)         (760,939)  (2,962,728)    (38,429,324)
------------------------------------------------------------------------------------------
 Net Decrease                     (46,641)     $   (569,951)  (2,315,641)  $ (30,080,372)
------------------------------------------------------------------------------------------

+ On July 5, 2000, Class Z shares were fully redeemed.
++ On March 26, 2001, Class Z shares were fully redeemed.

                               Six Months Ended July 31, 2001 Year Ended January 31, 2001
                               ------------------------------ ---------------------------
                                  Shares          Amount        Shares         Amount
------------------------------------------------------------------------------------------
CONSERVATIVE PORTFOLIO:
Class A
 Shares sold                    485,546       $ 5,423,349      1,028,294    $ 11,911,678
 Shares issued on reinvestment  115,542         1,275,001        447,568       5,109,654
 Shares reacquired             (627,571)       (7,035,340)    (2,168,668)    (25,124,917)
------------------------------------------------------------------------------------------
 Net Decrease                   (26,483)      $  (336,990)      (692,806)   $ (8,103,585)
------------------------------------------------------------------------------------------
Class B
 Shares sold                    276,937       $ 3,126,962        581,609    $  6,760,258
 Shares issued on reinvestment   81,309           905,394        322,580       3,705,615
 Shares reacquired             (505,995)       (5,713,296)    (2,049,087)    (23,878,475)
------------------------------------------------------------------------------------------
 Net Decrease                  (147,749)      $(1,680,940)    (1,144,898)   $(13,412,602)
------------------------------------------------------------------------------------------
Class L
 Shares sold                    112,758       $ 1,273,687        183,307    $  2,129,892
 Shares issued on reinvestment   12,122           134,850         41,123         471,552
 Shares reacquired             (133,825)       (1,506,914)      (179,503)     (2,084,629)
------------------------------------------------------------------------------------------
 Net Increase (Decrease)         (8,945)      $   (98,377)        44,927    $    516,815
------------------------------------------------------------------------------------------
INCOME PORTFOLIO:
Class A
 Shares sold                    200,261       $ 2,087,270        321,500    $  3,429,881
 Shares issued on reinvestment   68,738           711,201        182,975       1,933,158
 Shares reacquired             (330,610)       (3,438,152)    (1,048,310)    (11,183,248)
------------------------------------------------------------------------------------------
 Net Decrease                   (61,611)      $  (639,681)      (543,835)   $ (5,820,209)
------------------------------------------------------------------------------------------
Class B
 Shares sold                    135,442       $ 1,415,982        208,065    $  2,215,851
 Shares issued on reinvestment   49,069           511,197        126,352       1,339,905
 Shares reacquired             (241,242)       (2,518,762)      (865,553)     (9,252,347)
------------------------------------------------------------------------------------------
 Net Decrease                   (56,731)      $  (591,583)      (531,136)   $ (5,696,591)
------------------------------------------------------------------------------------------
Class L
 Shares sold                     43,724       $   460,402         71,991    $    768,576
 Shares issued on reinvestment    5,874            61,145         14,542         154,129
 Shares reacquired              (60,466)         (630,477)      (132,410)     (1,410,103)
------------------------------------------------------------------------------------------
 Net Decrease                   (10,868)      $  (108,930)       (45,877)   $   (487,398)
------------------------------------------------------------------------------------------

6. Capital Loss Carryforward
At January 31, 2001, the Income Portfolio had, for Federal income tax purposes, a capital loss carryforward of approximately $712,000, available to offset future capital gains through January 31, 2009. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

Financial Highlights
For a share of each class of capital stock outstanding throughout each year ended January 31, unless otherwise noted:

                                                          Class A Shares
                                          -----------------------------------------------
GLOBAL PORTFOLIO                           2001/(1)(2)/ 2001/(2)/ 2000/(2)/ 1999/(2)(3)/
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $11.93      $13.67    $11.16      $11.40
------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)/(4)/           (0.03)       0.12      0.21        0.07
  Net realized and unrealized gain (loss)     (1.70)      (1.38)     2.54       (0.26)
------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           (1.73)      (1.26)     2.75       (0.19)
------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                          --       (0.12)    (0.20)      (0.04)
  Net realized gains                          (0.69)      (0.36)    (0.04)      (0.01)
------------------------------------------------------------------------------------------
Total Distributions                           (0.69)      (0.48)    (0.24)      (0.05)
------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $ 9.51      $11.93    $13.67      $11.16
------------------------------------------------------------------------------------------
Total Return                                 (14.46)%++   (9.29)%   24.57%      (1.60)%++
------------------------------------------------------------------------------------------
Net Assets, End of Period (000's)           $17,688     $20,333   $18,133     $10,766
------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(5)/                                0.63%+      0.60%     0.60%       0.59%+
  Net investment income (loss)                (0.53)+      0.94      1.73        0.80+
------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           1%         10%        0%          0%
------------------------------------------------------------------------------------------

(1)For the six months ended July 31, 2001 (unaudited).
(2)Per share amounts have been calculated using the monthly average shares method.
(3)For the period from March 9, 1998 (inception date) to January 31, 1999.
(4)Net investment income per share includes short-term capital gain distributions from Underlying Funds.
(5)As a result of voluntary expense limitations, expense ratios will not exceed 0.80%.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

For a share of each class of capital stock outstanding throughout each year ended January 31, unless otherwise noted:

                                                         Class B Shares
                                          ----------------------------------------------
GLOBAL PORTFOLIO                           2001/(1)(2)/ 2001/(2)/ 2000/(2)/ 1999/(2)(3)/
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $11.92      $13.65    $11.15     $11.40
-----------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)/(4)/           (0.07)       0.02      0.10       0.00*
  Net realized and unrealized gain (loss)     (1.70)      (1.36)     2.53      (0.24)
-----------------------------------------------------------------------------------------
Total Income (Loss) From Operations           (1.77)      (1.34)     2.63      (0.24)
-----------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                          --       (0.03)    (0.09)        --
  Net realized gains                          (0.69)      (0.36)    (0.04)     (0.01)
-----------------------------------------------------------------------------------------
Total Distributions                           (0.69)      (0.39)    (0.13)     (0.01)
-----------------------------------------------------------------------------------------
Net Asset Value, End of Period               $ 9.46      $11.92    $13.65     $11.15
-----------------------------------------------------------------------------------------
Total Return                                 (14.80)%++   (9.92)%   23.59%     (2.16)%++
-----------------------------------------------------------------------------------------
Net Assets, End of Period (000's)           $12,930     $15,200   $14,392     $9,220
-----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(5)/                                1.39%+      1.35%     1.35%      1.32%+
  Net investment income (loss)                (1.28)+      0.17      0.83       0.06+
-----------------------------------------------------------------------------------------
Portfolio Turnover Rate                           1%         10%        0%         0%
-----------------------------------------------------------------------------------------

(1)For the six months ended July 31, 2001 (unaudited).
(2)Per share amounts have been calculated using the monthly average shares method.
(3)For the period from March 9, 1998 (inception date) to January 31, 1999.
(4)Net investment income per share includes short-term capital gain distributions from Underlying Funds.
(5)As a result of voluntary expense limitations, expense ratios will not exceed 1.55%.
* Amount represents less than $0.01 per share.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

For a share of each class of capital stock outstanding throughout each year ended January 31, unless otherwise noted:

                                                          Class L Shares
                                          -------------------------------------------------
GLOBAL PORTFOLIO                           2001/(1)(2)/ 2001/(2)/ 2000/(2)/ 1999/(2)(3)(4)/
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $11.91      $13.64    $11.14       $11.40
--------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)/(5)/           (0.07)       0.05      0.30        (0.02)
  Net realized and unrealized gain (loss)     (1.69)      (1.39)     2.33        (0.23)
--------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           (1.76)      (1.34)     2.63        (0.25)
--------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                          --       (0.03)    (0.09)          --
  Net realized gains                          (0.69)      (0.36)    (0.04)       (0.01)
--------------------------------------------------------------------------------------------
Total Distributions                           (0.69)      (0.39)    (0.13)       (0.01)
--------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $ 9.46      $11.91    $13.64       $11.14
--------------------------------------------------------------------------------------------
Total Return                                 (14.73)%++   (9.93)%   23.61%       (2.25)%++
--------------------------------------------------------------------------------------------
Net Assets, End of Period (000's)            $1,382      $1,473      $758         $244
--------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(6)/                                1.39%+      1.35%     1.35%        1.32%+
  Net investment income (loss)                (1.28)+      0.36      2.36        (0.12)+
--------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           1%         10%        0%           0%
--------------------------------------------------------------------------------------------

(1)For the six months ended July 31, 2001 (unaudited).
(2)Per share amounts have been calculated using the monthly average shares method.
(3)For the period from March 9, 1998 (inception date) to January 31, 1999.
(4)On June 12, 1998, Class C shares were renamed Class L shares.
(5)Net investment income (loss) per share includes short-term capital gain distributions from Underlying Funds.
(6)As a result of voluntary expense limitations, expense ratios will not exceed 1.55%.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

For a share of each class of capital stock outstanding throughout each year ended January 31, unless otherwise noted:

                                                                    Class A Shares
                                          -------------------------------------------------------------------
HIGH GROWTH PORTFOLIO                      2001/(1)(2)/  2001/(2)/  2000/(2)/ 1999/(2)/   1998    1997/(3)/
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $15.11       $16.81     $14.86    $12.97    $12.41    $11.40
--------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(4)/                    0.03         0.66       0.54      0.09      0.11      0.20
  Net realized and unrealized gain (loss)      (1.70)       (0.85)      2.29      2.36      0.91      1.05
--------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            (1.67)       (0.19)      2.83      2.45      1.02      1.25
--------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.00)*      (0.67)     (0.53)    (0.08)    (0.13)    (0.20)
  Net realized gains                           (0.57)       (0.84)     (0.35)    (0.48)    (0.33)    (0.04)
--------------------------------------------------------------------------------------------------------------
Total Distributions                            (0.57)       (1.51)     (0.88)    (0.56)    (0.46)    (0.24)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $12.87       $15.11     $16.81    $14.86    $12.97    $12.41
--------------------------------------------------------------------------------------------------------------
Total Return                                  (11.07)%++    (0.94)%    18.97%    19.15%     8.25%    11.04%++
--------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000's)           $397,534     $452,084   $441,050  $365,225  $259,212  $154,069
--------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(5)/                                 0.67%+       0.60%      0.60%     0.60%     0.60%     0.60%+
  Net investment income                         0.47+        3.90       3.44      0.68      1.00      2.79+
--------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            5%           9%         2%       21%       39%        0%
--------------------------------------------------------------------------------------------------------------

(1)For the six months ended, July 31, 2001 (unaudited).
(2)Per share amounts have been calculated using the monthly average shares method.
(3)For the period from February 5, 1996 (inception date) to January 31, 1997.
(4)Net investment income per share includes short-term capital gain distributions from Underlying Funds.
(5)As a result of voluntary expense limitations, expense ratios will not exceed 0.80%.
* Amount represents less than $0.01 per share.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

For a share of each class of capital stock outstanding throughout each year ended January 31, unless otherwise noted:

                                                                    Class B Shares
                                          -------------------------------------------------------------------
HIGH GROWTH PORTFOLIO                      2001/(1)(2)/  2001/(2)/  2000/(2)/ 1999/(2)/   1998    1997/(3)/
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $15.08       $16.74     $14.81    $12.95    $12.41    $11.40
--------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)/(4)/            (0.02)        0.52       0.41     (0.01)     0.03      0.08
  Net realized and unrealized gain (loss)      (1.70)       (0.82)      2.26      2.35      0.89      1.04
--------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            (1.72)       (0.30)      2.67      2.34      0.92      1.12
--------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           --        (0.52)     (0.39)       --     (0.05)    (0.07)
  Net realized gains                           (0.57)       (0.84)     (0.35)    (0.48)    (0.33)    (0.04)
--------------------------------------------------------------------------------------------------------------
Total Distributions                            (0.57)       (1.36)     (0.74)    (0.48)    (0.38)    (0.11)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $12.79       $15.08     $16.74    $14.81    $12.95    $12.41
--------------------------------------------------------------------------------------------------------------
Total Return                                  (11.43)%++    (1.65)%    18.01%    18.30%     7.44%     9.91%++
--------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000's)           $320,969     $367,656   $375,224  $318,101  $230,142  $141,241
--------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(5)/                                 1.41%+       1.35%      1.35%     1.35%     1.35%     1.35%+
  Net investment income (loss)                 (0.27)+       3.10       2.65     (0.07)     0.25      2.04+
--------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            5%           9%         2%       21%       39%        0%
--------------------------------------------------------------------------------------------------------------

(1)For the six months ended July 31, 2001 (unaudited).
(2)Per share amounts have been calculated using the monthly average shares method.
(3)For the period from February 5, 1996 (inception date) to January 31, 1997.
(4)Net investment income (loss) per share includes short-term capital gain distributions from Underlying Funds.
(5)As a result of voluntary expense limitations, expense ratios will not exceed 1.55%
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

For a share of each class of capital stock outstanding throughout each year ended January 31, unless otherwise noted:

                                                                   Class L Shares
                                          ------------------------------------------------------------------
HIGH GROWTH PORTFOLIO                     2001/(1)(2)/  2001/(2)/ 2000/(2)/ 1999/(2)(3)/  1998    1997/(4)/
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $15.09      $16.75    $14.81      $12.96     $12.42   $11.40
-------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)/(5)/           (0.02)       0.54      0.43       (0.01)      0.03     0.08
  Net realized and unrealized gain (loss)     (1.70)      (0.84)     2.25        2.34       0.89     1.05
-------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           (1.72)      (0.30)     2.68        2.33       0.92     1.13
-------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                          --       (0.52)    (0.39)         --      (0.05)   (0.07)
  Net realized gains                          (0.57)      (0.84)    (0.35)      (0.48)     (0.33)   (0.04)
-------------------------------------------------------------------------------------------------------------
Total Distributions                           (0.57)      (1.36)    (0.74)      (0.48)     (0.38)   (0.11)
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $12.80      $15.09    $16.75      $14.81     $12.96   $12.42
-------------------------------------------------------------------------------------------------------------
Total Return                                 (11.42)%++   (1.65)%   18.08%      18.21%      7.44%   10.00%++
-------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000's)           $45,551     $51,092   $45,979     $37,969    $27,845  $19,340
-------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(6)/                                1.37%+      1.35%     1.35%       1.35%      1.35%    1.35%+
  Net investment income (loss)                (0.23)+      3.21      2.74       (0.07)      0.25     2.04+
-------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           5%          9%        2%         21%        39%       0%
-------------------------------------------------------------------------------------------------------------

(1)For the six months ended July 31, 2001 (unaudited).
(2)Per share amounts have been calculated using the monthly average shares method.
(3)On June 12, 1998, Class C shares were renamed Class L shares.
(4)For the period from February 5, 1996 (inception date) to January 31, 1997.
(5)Net investment income (loss) per share includes short-term capital gain distributions from Underlying Funds.
(6)As a result of voluntary expense limitations, expense ratios will not exceed 1.55%.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

For a share of each class of capital stock outstanding throughout each year ended January 31, unless otherwise noted:

                                                                    Class A Shares
                                          ------------------------------------------------------------------
GROWTH PORTFOLIO                            2001/(1)(2)/ 2001/(2)/ 2000/(2)/ 1999/(2)/ 1998/(2)/ 1997/(3)/
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $13.64       $15.11    $14.43    $12.99    $12.32    $11.40
-------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(4)/                    0.13         0.58      0.47      0.26      0.31      0.33
  Net realized and unrealized gain (loss)      (1.38)       (0.57)     1.05      1.82      1.14      0.92
-------------------------------------------------------------------------------------------------------------
Total Income From Operations                   (1.25)        0.01      1.52      2.08      1.45      1.25
-------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           --        (0.60)    (0.49)    (0.27)    (0.32)    (0.31)
  Net realized gains                              --        (0.88)    (0.35)    (0.37)    (0.46)    (0.02)
-------------------------------------------------------------------------------------------------------------
Total Distributions                               --        (1.48)    (0.84)    (0.64)    (0.78)    (0.33)
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $12.39       $13.64    $15.11    $14.43    $12.99    $12.32
-------------------------------------------------------------------------------------------------------------
Total Return                                   (9.16)%++     0.21%    10.53%    16.20%    11.82%    11.08%++
-------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000's)           $384,371     $432,596  $432,580  $391,235  $279,842  $161,026
-------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(5)/                                 0.64%+       0.60%     0.60%     0.60%     0.60%     0.60%+
  Net investment income                         2.02+        3.91      3.23      1.93      2.77      4.79+
-------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            6%           9%        2%       10%       41%        0%
-------------------------------------------------------------------------------------------------------------

(1)For the six months ended July 31, 2001 (unaudited).
(2)Per share amounts have been calculated using the monthly average shares method.
(3)For the period from February 5, 1996 (inception date) to January 31, 1997.
(4)Net investment income per share includes short-term capital gain distributions from Underlying Funds.
(5)As a result of voluntary expense limitations, expense ratios will not exceed 0.80%.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

For a share of each class of capital stock outstanding throughout each year ended January 31, unless otherwise noted:

                                                                    Class B Shares
                                          -------------------------------------------------------------------
GROWTH PORTFOLIO                            2001/(1)(2)/ 2001/(2)/  2000/(2)/ 1999/(2)/   1998    1997/(3)/
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $13.74       $15.18     $14.48    $13.00    $12.33    $11.40
--------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(4)/                    0.08         0.47       0.36      0.16      0.22      0.23
  Net realized and unrealized gain (loss)      (1.38)       (0.57)      1.03      1.82      1.12      0.94
--------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            (1.30)       (0.10)      1.39      1.98      1.34      1.17
--------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           --        (0.46)     (0.34)    (0.13)    (0.21)    (0.22)
  Net realized gains                              --        (0.88)     (0.35)    (0.37)    (0.46)    (0.02)
--------------------------------------------------------------------------------------------------------------
Total Distributions                               --        (1.34)     (0.69)    (0.50)    (0.67)    (0.24)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $12.44       $13.74     $15.18    $14.48    $13.00    $12.33
--------------------------------------------------------------------------------------------------------------
Total Return                                   (9.46)%++    (0.56)%     9.61%    15.40%    10.93%    10.32%++
--------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000's)           $393,409     $453,823   $486,164  $452,943  $343,474  $211,434
--------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(5)/                                 1.38%+       1.35%      1.35%     1.35%     1.35%     1.35%+
  Net investment income                         1.27+        3.11       2.43      1.18      1.96      4.04+
--------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            6%           9%         2%       10%       41%        0%
--------------------------------------------------------------------------------------------------------------

(1)For the six months ended July 31, 2001 (unaudited).
(2)Per share amounts have been calculated using the monthly average shares method.
(3)For the period from February 5, 1996 (inception date) to January 31, 1997.
(4)Net investment income per share includes short-term capital gain distributions from Underlying Funds.
(5)As a result of voluntary expense limitations, expense ratios will not exceed 1.55%.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

For a share of each class of capital stock outstanding throughout each year ended January 31, unless otherwise noted:

                                                                   Class L Shares
                                          ------------------------------------------------------------------
GROWTH PORTFOLIO                           2001/(1)(2)/ 2001/(2)/ 2000/(2)/ 1999/(2)(3)/  1998    1997/(4)/
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $13.74      $15.19    $14.48      $13.00     $12.33   $11.40
-------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(5)/                   0.08        0.47      0.35        0.16       0.22     0.24
  Net realized and unrealized gain (loss)     (1.37)      (0.58)     1.05        1.82       1.12     0.93
-------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           (1.29)      (0.11)     1.40        1.98       1.34     1.17
-------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                          --       (0.46)    (0.34)      (0.13)     (0.21)   (0.22)
  Net realized gains                             --       (0.88)    (0.35)      (0.37)     (0.46)   (0.02)
-------------------------------------------------------------------------------------------------------------
Total Distributions                              --       (1.34)    (0.69)      (0.50)     (0.67)   (0.24)
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $12.45      $13.74    $15.19      $14.48     $13.00   $12.33
-------------------------------------------------------------------------------------------------------------
Total Return                                  (9.39)%++   (0.62)%    9.68%      15.40%     10.92%   10.32%++
-------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000's)           $49,065     $55,586   $57,596     $53,319    $42,983  $31,279
-------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(6)/                                1.37%+      1.35%     1.35%       1.35%      1.35%    1.35%+
  Net investment income                        1.29+       3.12      2.39        1.18       1.96     4.04+
-------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           6%          9%        2%         10%        41%       0%
-------------------------------------------------------------------------------------------------------------

(1)For the six months ended July 31, 2001 (unaudited).
(2)Per share amounts have been calculated using the monthly average shares method.
(3)On June 12, 1998, Class C shares were renamed Class L shares.
(4)For the period from February 5, 1996 (inception date) to January 31, 1997.
(5)Net investment income per share includes short-term capital gain distributions from Underlying Funds.
(6)As a result of voluntary expense limitations, expense ratios will not exceed 1.55%.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

For a share of each class of capital stock outstanding throughout each year ended January 31, unless otherwise noted:

                                                                   Class A Shares
                                          -----------------------------------------------------------------
BALANCED PORTFOLIO                          2001/(1)(2)/ 2001/(2)/ 2000/(2)/ 1999/(2)/   1998    1997/(3)/
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $12.38       $12.58    $12.95    $12.62    $12.14   $11.40
------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(3)/                    0.22         0.58      0.45      0.42      0.58     0.45
  Net realized and unrealized gain (loss)      (0.56)        0.55      0.10      0.73      0.80     0.74
------------------------------------------------------------------------------------------------------------
Total Income From Operations                   (0.34)        1.13      0.55      1.15      1.38     1.19
------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.22)       (0.63)    (0.46)    (0.45)    (0.54)   (0.45)
  Net realized gains                              --        (0.70)    (0.46)    (0.37)    (0.36)      --
------------------------------------------------------------------------------------------------------------
Total Distributions                            (0.22)       (1.33)    (0.92)    (0.82)    (0.90)   (0.45)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $11.82       $12.38    $12.58    $12.95    $12.62   $12.14
------------------------------------------------------------------------------------------------------------
Total Return                                   (2.73)%++     9.42%     4.37%     9.33%    11.59%   10.64%++
------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000's)           $207,119     $220,781  $222,275  $227,674  $166,806  $90,938
------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(5)/                                 0.66%+       0.60%     0.60%     0.60%     0.60%    0.60%+
  Net investment income                         4.01+        4.61      3.54      3.24      4.79     4.88+
------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            0%           5%        4%       10%       23%       0%
------------------------------------------------------------------------------------------------------------

(1)For the six months ended July 31, 2001 (unaudited).
(2)Per share amounts have been calculated using the monthly average shares method.
(3)For the period from February 5, 1996 (inception date) to January 31, 1997.
(4)Net investment income per share includes short-term capital gain distributions from Underlying Funds.
(5)As a result of voluntary expense limitations, expense ratios will not exceed 0.80%.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

For a share of each class of capital stock outstanding throughout each year ended January 31, unless otherwise noted:

                                                                    Class B Shares
                                          ------------------------------------------------------------------
BALANCED PORTFOLIO                         2001/(1)(2)/  2001/(2)/ 2000/(2)/ 1999/(2)/   1998    1997/(3)/
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $12.55       $12.64    $12.95    $12.61    $12.14    $11.40
-------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(4)/                    0.18         0.49      0.35      0.32      0.48      0.37
  Net realized and unrealized gain (loss)      (0.57)        0.56      0.09      0.74      0.80      0.74
-------------------------------------------------------------------------------------------------------------
Total Income From Operations                   (0.39)        1.05      0.44      1.06      1.28      1.11
-------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.17)       (0.44)    (0.29)    (0.35)    (0.45)    (0.37)
  Net realized gains                              --        (0.70)    (0.46)    (0.37)    (0.36)       --
-------------------------------------------------------------------------------------------------------------
Total Distributions                            (0.17)       (1.14)    (0.75)    (0.72)    (0.81)    (0.37)
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $11.99       $12.55    $12.64    $12.95    $12.61    $12.14
-------------------------------------------------------------------------------------------------------------
Total Return                                   (3.09)%++     8.66%     3.48%     8.62%    10.67%     9.90%++
-------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000's)           $210,423     $226,548  $238,456  $247,733  $193,791  $111,918
-------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(5)/                                 1.46%+       1.35%     1.35%     1.35%     1.35%     1.35%+
  Net investment income                         3.21+        3.83      2.75      2.50      3.96      4.14+
-------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            0%           5%        4%       10%       23%        0%
-------------------------------------------------------------------------------------------------------------

(1)For the six months ended July 31, 2001 (unaudited).
(2)Per share amounts have been calculated using the monthly average shares method.
(3)For the period from February 5, 1996 (inception date) to January 31, 1997.
(4)Net investment income per share includes short-term capital gain distributions from Underlying Funds.
(5)As a result of voluntary expense limitations, expense ratios will not exceed 1.55%.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

For a share of each class of capital stock outstanding throughout each year ended January 31, unless otherwise noted:

                                                                  Class L Shares
                                          ------------------------------------------------------------------
BALANCED PORTFOLIO                         2001/(1)(2)/ 2001/(2)/ 2001/(2)/ 1999/(2)(3)/  1998    1997/(4)/
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $12.55      $12.64    $12.94      $12.61     $12.14   $11.40
-------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(5)/                   0.18        0.50      0.36        0.32       0.46     0.37
  Net realized and unrealized gain (loss)     (0.57)       0.55      0.09        0.73       0.82     0.74
-------------------------------------------------------------------------------------------------------------
Total Income From Operations                  (0.39)       1.05      0.45        1.05       1.28     1.11
-------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (0.17)      (0.44)    (0.29)      (0.35)     (0.45)   (0.37)
  Net realized gains                             --       (0.70)    (0.46)      (0.37)     (0.36)      --
-------------------------------------------------------------------------------------------------------------
Total Distributions                           (0.17)      (1.14)    (0.75)      (0.72)     (0.81)   (0.37)
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $11.99      $12.55    $12.64      $12.94     $12.61   $12.14
-------------------------------------------------------------------------------------------------------------
Total Return                                  (3.09)%++    8.67%     3.56%       8.53%     10.67%    9.90%++
-------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000's)           $33,059     $35,202   $33,989     $34,809    $27,473  $19,968
-------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(6)/                                1.45%+      1.35%     1.35%       1.35%      1.35%    1.35%+
  Net investment income                        3.22+       3.89      2.76        2.50       3.69     4.14+
-------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           0%          5%        4%         10%        23%       0%
-------------------------------------------------------------------------------------------------------------

(1)For the six months ended July 31, 2001 (unaudited).
(2)Per share amounts have been calculated using the monthly average shares method.
(3)On June 12, 1998, Class C shares were renamed Class L shares.
(4)For the period from February 5, 1996 (inception date) to January 31, 1997.
(5)Net investment income per share includes short-term capital gain distributions from Underlying Funds.
(6)As a result of voluntary expense limitations, expense ratios will not exceed 1.55%.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

For a share of each class of capital stock outstanding throughout each year ended January 31, unless otherwise noted:

                                                                 Class A Shares
                                          ---------------------------------------------------------------
CONSERVATIVE PORTFOLIO                     2001/(1)(2)/ 2001/(2)/ 2000/(2)/ 1999/(2)/  1998    1997/(3)/
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $11.51      $11.47    $12.04    $12.17    $11.90   $11.46
----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(4)/                   0.28        0.67      0.56      0.58      0.73     0.53
  Net realized and unrealized gain (loss)     (0.48)       0.31     (0.33)     0.11      0.63     0.43
----------------------------------------------------------------------------------------------------------
Total Income From Operations                  (0.20)       0.98      0.23      0.69      1.36     0.96
----------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (0.24)      (0.73)    (0.55)    (0.58)    (0.69)   (0.52)
  Net realized gains                             --       (0.21)    (0.25)    (0.24)    (0.40)      --
----------------------------------------------------------------------------------------------------------
Total Distributions                           (0.24)      (0.94)    (0.80)    (0.82)    (1.09)   (0.52)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $11.07      $11.51    $11.47    $12.04    $12.17   $11.90
----------------------------------------------------------------------------------------------------------
Total Return                                  (1.70)%++    8.91%     1.96%     5.85%    11.70%    8.57%++
----------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000's)           $59,932     $62,582   $70,327   $71,583   $51,233  $30,478
----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(5)/                                0.63%+      0.60%     0.60%     0.60%     0.60%    0.60%+
  Net investment income                        5.09+       5.84      4.76      4.80      6.17     5.66+
----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           0%          1%        3%        5%       28%       0%
----------------------------------------------------------------------------------------------------------

(1)For the six months ended July 31, 2001 (unaudited).
(2)Per share amounts have been calculated using the monthly average shares method.
(3)For the period from February 5, 1996 (inception date) to January 31, 1997.
(4)Net investment income per share includes short-term capital gain distributions from Underlying Funds.
(5)As a result of voluntary expense limitations, expense ratios will not exceed 0.80%.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

For a share of each class of capital stock outstanding throughout each year ended January 31, unless otherwise noted:

                                                                 Class B Shares
                                          ---------------------------------------------------------------
CONSERVATIVE PORTFOLIO                     2001/(1)(2)/ 2001/(2)/ 2000/(2)/ 1999/(2)/  1998    1997/(3)/
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $11.60      $11.50    $12.02    $12.16    $11.89   $11.46
----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(4)/                   0.26        0.61      0.51      0.52      0.66     0.48
  Net realized and unrealized gain (loss)     (0.48)       0.31     (0.33)     0.10      0.64     0.42
----------------------------------------------------------------------------------------------------------
Total Income From Operations                  (0.22)       0.92      0.18      0.62      1.30     0.90
----------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (0.21)      (0.61)    (0.45)    (0.52)    (0.63)   (0.47)
  Net realized gains                             --       (0.21)    (0.25)    (0.24)    (0.40)      --
----------------------------------------------------------------------------------------------------------
Total Distributions                           (0.21)      (0.82)    (0.70)    (0.76)    (1.03)   (0.47)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $11.17      $11.60    $11.50    $12.02    $12.16   $11.89
----------------------------------------------------------------------------------------------------------
Total Return                                  (1.86)%++    8.33%     1.50%     5.22%    11.21%    8.03%++
----------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000's)           $48,601     $52,197   $64,910   $64,983   $48,584  $28,297
----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(5)/                                1.13%+      1.10%     1.10%     1.09%     1.10%    1.10%+
  Net investment income                        4.58+       5.30      4.29      4.31      5.67     5.16+
----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           0%          1%        3%        5%       28%       0%
----------------------------------------------------------------------------------------------------------

(1)For the six months ended July 31, 2001 (unaudited).
(2)Per share amounts have been calculated using the monthly average shares method.
(3)For the period from February 5, 1996 (inception date) to January 31, 1997.
(4)Net investment income per share includes short-term capital gain distributions from Underlying Funds.
(5)As a result of voluntary expense limitations, expense ratios will not exceed 1.30%.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

For a share of each class of capital stock outstanding throughout each year ended January 31, unless otherwise noted:

                                                                         Class L Shares
                                          ------------  ---------------------------------------------------
CONSERVATIVE PORTFOLIO                     2001/(1)(2)/ 2001/(2)/ 2000/(2)/ 1999/(2)(3)/  1998   1997/(4)/
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $11.59      $11.50    $12.02     $12.16     $11.89   $11.46
------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(5)/                   0.26        0.64      0.51       0.53       0.69     0.48
  Net realized and unrealized gain (loss)     (0.47)       0.29     (0.32)      0.10       0.62     0.42
------------------------------------------------------------------------------------------------------------
Total Income From Operations                  (0.21)       0.93      0.19       0.63       1.31     0.90
------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (0.22)      (0.63)    (0.46)     (0.53)     (0.64)   (0.47)
  Net realized gains                             --       (0.21)    (0.25)     (0.24)     (0.40)      --
------------------------------------------------------------------------------------------------------------
Total Distributions                           (0.22)      (0.84)    (0.71)     (0.77)     (1.04)   (0.47)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $11.16      $11.59    $11.50     $12.02     $12.16   $11.89
------------------------------------------------------------------------------------------------------------
Total Return                                  (1.84)%++    8.35%     1.59%      5.29%     11.25%    8.08%++
------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000's)            $7,150      $7,530    $6,952     $6,899     $5,386   $4,129
------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(6)/                                1.08%+      1.05%     1.05%      1.05%      1.05%    1.05%+
  Net investment income                        4.66+       5.49      4.34       4.32       5.72     5.21+
------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           0%          1%        3%         5%        28%       0%
------------------------------------------------------------------------------------------------------------

(1)For the six months ended July 31, 2001 (unaudited).
(2)Per share amounts have been calculated using the monthly average shares method.
(3)On June 12, 1998, Class C shares were renamed Class L shares.
(4)For the period from February 5, 1996 (inception date) to January 31, 1997.
(5)Net investment income per share includes short-term capital gain distributions from Underlying Funds.
(6)As a result of voluntary expense limitations, expense ratios will not exceed 1.25%.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

For a share of each class of capital stock outstanding throughout each year ended January 31, unless otherwise noted:

                                                                        Class A Shares
                                          ------------  -------------------------------------------------
INCOME PORTFOLIO                           2001/(1)(2)/ 2001/(2)/ 2000/(2)/ 1999/(2)/  1998    1997/(3)/
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $10.65      $10.64    $11.50    $11.75    $11.53   $11.46
----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(4)/                   0.34        0.72      0.64      0.69      0.76     0.63
  Net realized and unrealized gain (loss)     (0.45)       0.07     (0.76)    (0.14)     0.52     0.07
----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           (0.11)       0.79     (0.12)     0.55      1.28     0.70
----------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (0.31)      (0.76)    (0.63)    (0.69)    (0.77)   (0.63)
  Net realized gains                             --       (0.02)    (0.11)    (0.11)    (0.29)      --
----------------------------------------------------------------------------------------------------------
Total Distributions                           (0.31)      (0.78)    (0.74)    (0.80)    (1.06)   (0.63)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $10.23      $10.65    $10.64    $11.50    $11.75   $11.53
----------------------------------------------------------------------------------------------------------
Total Return                                  (1.07)%++    7.74%    (1.04)%    4.88%    11.44%    6.39%++
----------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000's)           $24,667     $26,354   $32,111   $36,390   $29,574  $17,817
----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(5)/                                0.64%+      0.60%     0.60%     0.60%     0.60%    0.60%+
  Net investment income                        6.56+       6.80      5.78      5.95      6.62     6.32+
----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           0%          0%        4%        0%       28%       0%
----------------------------------------------------------------------------------------------------------

(1)For the six months ended July 31, 2001 (unaudited).
(2)Per share amounts have been calculated using the monthly average shares method.
(3)For the period from February 5, 1996 (inception date) to January 31, 1997.
(4)Net investment income per share includes short-term capital gain distributions from Underlying Funds.
(5)As a result of voluntary expense limitations, expense ratios will not exceed 0.80%.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

For a share of each class of capital stock outstanding throughout each year ended January 31, unless otherwise noted:

                                                                 Class B Shares
                                          ---------------------------------------------------------------
INCOME PORTFOLIO                           2001/(1)(2)/ 2001/(2)/ 2000/(2)/ 1999/(2)/  1998    1997/(3)/
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $10.72      $10.65    $11.50    $11.76    $11.53   $11.46
----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(4)/                   0.31        0.67      0.59      0.63      0.70     0.58
  Net realized and unrealized gain (loss)     (0.45)       0.07     (0.75)    (0.15)     0.52     0.07
----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           (0.14)       0.74     (0.16)     0.48      1.22     0.65
----------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (0.28)      (0.65)    (0.58)    (0.63)    (0.70)   (0.58)
  Net realized gains                             --       (0.02)    (0.11)    (0.11)    (0.29)      --
----------------------------------------------------------------------------------------------------------
Total Distributions                           (0.28)      (0.67)    (0.69)    (0.74)    (0.99)   (0.58)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $10.30      $10.72    $10.65    $11.50    $11.76   $11.53
----------------------------------------------------------------------------------------------------------
Total Return                                  (1.33)%++    7.21%    (1.47)%    4.25%    10.93%    5.89%++
----------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000's)           $21,310     $22,799   $28,302   $34,497   $26,563  $17,800
----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(5)/                                1.15%+      1.10%     1.10%     1.10%     1.10%    1.10%+
  Net investment income                        6.05+       6.29      5.27      5.45      6.12     5.82+
----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           0%          0%        4%        0%       28%       0%
----------------------------------------------------------------------------------------------------------

(1)For the six months ended July 31, 2001 (unaudited).
(2)Per share amounts have been calculated using the monthly average shares method.
(3)For the period from February 5, 1996 (inception date) to January 31, 1997.
(4)Net investment income per share includes short-term capital gain distributions from Underlying Funds.
(5)As a result of voluntary expense limitations, expense ratios will not exceed 1.30%.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

For a share of each class of capital stock outstanding throughout each year ended January 31, unless otherwise noted:

                                                                  Class L Shares
                                          -----------------------------------------------------------------
INCOME PORTFOLIO                           2001/(1)(2)/ 2001/(2)/ 2000/(2)/ 1999/(2)(3)/  1998   1997/(4)/
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $10.71      $10.65    $11.50     $11.76     $11.53   $11.46
------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(5)/                   0.32        0.68      0.60       0.64       0.71     0.59
  Net realized and unrealized gain (loss)     (0.46)       0.06     (0.76)     (0.15)      0.52     0.07
------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           (0.14)       0.74     (0.16)      0.49       1.23     0.66
------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (0.28)      (0.66)    (0.58)     (0.64)     (0.71)   (0.59)
  Net realized gains                             --       (0.02)    (0.11)     (0.11)     (0.29)      --
------------------------------------------------------------------------------------------------------------
Total Distributions                           (0.28)      (0.68)    (0.69)     (0.75)     (1.00)   (0.59)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $10.29      $10.71    $10.65     $11.50     $11.76   $11.53
------------------------------------------------------------------------------------------------------------
Total Return                                  (1.31)%++    7.22%    (1.42)%     4.31%     10.98%    5.94%++
------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000's)            $2,988      $3,229    $3,698     $3,945     $3,568   $2,113
------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(6)/                                1.13%+      1.05%     1.05%      1.05%      1.05%    1.05%+
  Net investment income                        6.09+       6.35      5.36       5.47       6.17     5.87+
------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           0%          0%        4%         0%        28%       0%
------------------------------------------------------------------------------------------------------------

(1)For the six months ended July 31, 2001 (unaudited).
(2)Per share amounts have been calculated using the monthly average shares method.
(3)On June 12, 1998, Class C shares were renamed Class L shares.
(4)For the period from February 5, 1996 (inception date) to January 31, 1997.
(5)Net investment income per share includes short-term capital gain distributions from Underlying Funds.
(6)As a result of voluntary expense limitations, expense ratios will not exceed 1.25%.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

Directors
Walter E. Auch
Martin Brody
H. John Ellis
Armon E. Kamesar
Stephen E. Kaufman
Heath B. McLendon, Chairman

Officers
Heath B. McLendon
Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

R. Jay Gerken
Vice President and Investment Officer

Irving P. David
Controller

Christina T. Sydor
Secretary

Investment Manager
Smith Barney Fund Management LLC

Distributors
Salomon Smith Barney Inc.
PFS Distributors, Inc.

Custodian
PFPC Trust Company

Transfer Agent
Citi Fiduciary Trust Company
125 Broad Street, 11th Floor
New York, New York 10004

Sub-Transfer Agent
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island 02940-9699

Smith Barney
Allocation Series Inc.
125 Broad Street
10th Floor, MF-2
New York, New York 10004

www.smithbarney.com/mutualfunds

This report is submitted for the general information of the shareholders of Smith Barney Allocation Series Inc., but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after October 31, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

                                                   [LOGO]     SalomonSmithBarney
                                                           A member of citigroup

             Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.
                                                               Member NASD, SIPC
                                              (C) 2001 Salomon Smith Barney Inc.

                                                                    FD01185 9/01

--------------------------------------------------------------------------------
                                  SMITH BARNEY
                                   ALLOCATION
                                   SERIES INC.
--------------------------------------------------------------------------------

                       SEMI-ANNUAL REPORT | JULY 31, 2001

SELECT HIGH GROWTH PORTFOLIO      [LOGO] SMITH BARNEY
                                         MUTUAL FUNDS
SELECT GROWTH PORTFOLIO           Your Serious Money. Professionally Managed(SM)

SELECT BALANCED PORTFOLIO

--------------------------------------------------------------------------------
             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
--------------------------------------------------------------------------------

Table of Contents

Letter to Shareholders ........................................................1

Smith Barney Allocation Series Portfolios

      Select High Growth Portfolio ............................................5

      Select Growth Portfolio .................................................8

      Select Balanced Portfolio ..............................................11

Schedules of Investments .....................................................15

Statements of Assets and Liabilities .........................................18

Statements of Operations .....................................................19

Statements of Changes in Net Assets ..........................................20

Notes to Financial Statements ................................................22

Financial Highlights .........................................................24

Directors and Officers ......................................................IBC

[PHOTO OF HEATH B. McLENDON]

Heath B. McLendon

Chairman

[PHOTO OF R. JAY GERKEN]

R. Jay Gerken

Vice President and Investment Officer

Dear Shareholder:

We are pleased to present the semi-annual report for the Smith Barney Allocation Series Inc. Select Portfolios ("Select Portfolios")(1) for the period ended July 31, 2001.

Our mission in creating the Select Portfolios has remained the same: to maximize reward potential and minimize risk through diversification by investing in a wide range of asset classes and investment styles. As you know, unlike ordinary mutual funds, the Select Portfolios do not invest directly in stocks, bonds or other securities. Instead, they invest in carefully selected groups of Smith Barney Mutual Funds that work to achieve the investment objective of each respective Portfolio.

By design, an investment in a particular Select Portfolio is likely to be less volatile than an investment in a single asset type, a particular mutual fund or a specific financial market. With respect to investment returns, the performance of each Select Portfolio is designed to rank somewhere in the middle of the asset classes in which it invests, performing below the best markets but better than the worst ones.

The chart below shows the performance of the Select Portfolios for the period under review. The performance and current holdings of each Select Portfolio are discussed in greater detail on pages 5 through 17.

The Performance of Smith Barney Allocation Series --
Select Portfolios(2)

Total Returns for the Six Months Ended July 31, 2001

       Portfolio                                            Total Returns
       ---------                                            -------------
       Select High Growth                                      (11.32)%
       Select Growth                                            (9.13)
       Select Balanced                                          (2.81)

------------
(1) The portfolios are underlying investment options of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policy holder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation.

(2) All total return information represents past performance, which is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The shorter the time period of your investment, the greater the possibility of loss. Portfolio shares are not deposits or obligations of, or insured or guaranteed by, the U.S. government, any financial institution, the Federal Deposit Insurance Corporation ("FDIC"), or any other agency, entity, or person.

--------------------------------------------------------------------------------
                       The Benefits of Long-Term Investing

         Growth of $10,000 Invested in the Standard & Poor's 500 Index,
                Lehman Brothers Government/Corporate Bond Index,
              Salomon Smith Barney World Government Bond Index and
                Morgan Stanley Capital International EAFE Index
                             July 1991 -- July 2001
                                   (unaudited)

  [The following table was depicted as a line chart in the printed material.]

         Standard & Poor's   Salomon/Smith Barney   MSCI EAFE  Lehman Brothers
            500 Index             Government          Index       Government
            ---------             ----------          -----       ----------

  7/91         10000                10000             10000        10000
  1/92         11130                10550             10030        10672
  1/93         12305                11598              9033        11908
  1/94         13887                12843             13025        13134
  1/95         13959                12526             12479        12726
  1/96         19350                14726             14536        14981
  1/97         24444                15992             14858        15339
  1/98         31021                17921             16410        17053
  1/99         41103                20745             18802        18540
  1/00         45350                19489             22421        18008
1/1/01         44938                21765             20556        20485
7/1/01         40094                21324             17191        21374

--------------------------------------------------------------------------------

The Standard & Poor's 500 Index is a capitalization-weighted index of 500 widely held common stocks. The Lehman Brothers Government/Corporate Bond Index is a combination of publicly issued intermediate and long-term U.S. government bonds and corporate bonds. The Salomon Smith Barney World Government Bond Index is a market-capitalization-weighted benchmark that tracks the performance of the government bond markets of 14 countries. The Morgan Stanley Capital International ("MSCI") EAFE Index consists of the equity total returns for Europe, Australasia and the Far East. These indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Investors cannot invest directly in an index.

The U.S. Markets

Over the six months ended July 31, 2001, the more defensive market sectors outperformed the more aggressive ones. Bond investors, for example, enjoyed positive returns over the period. Investors in the overall investment-grade market earned a 4.46% return, per the Salomon Smith Barney Broad Investment-Grade Bond Index.(3) During this time frame, bond prices rose slightly, as long and short-term interest rates declined. These interest rate declines were led by the Federal Reserve Board, which has eased rates seven times since the beginning of 2001.

Stocks continued their decline over these past six months. Stock investors ignored the positive implications of lower interest rates as well as the prospect of lower taxes. Instead, they focused on the tough earnings environment, where a number of companies reported declining earnings, or even down revenues. The sharpest declines were in technology and growth-oriented issues. For example, the Nasdaq Composite Index,(4) which is dominated by technology stocks, slid -26.89% over the quarter. The broader market, as measured by the Standard & Poor's 500 Index ("S&P 500 Index"),(5) also declined in price, but at a lower -10.78% pace.

------------
(3) The Salomon Smith Barney Broad Investment-Grade Bond Index includes institutionally traded U.S. Treasury Bonds, government-sponsored bonds (U.S. Agency and supranational), mortgage-backed securities and corporate securities. Please note that an investor cannot invest directly in an index.

(4) The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.

(5) The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

In this difficult environment there were few safe havens, although value stocks and smaller stocks posted more modest declines. Value stocks(6) displayed their defensive characteristics as their prices were down just 2.71%, per the Russell 1000 Value Index.(7) And small company stocks, as measured by the Russell 2000 Index,(8) fell a relatively moderate 3.93%.

International Stock Markets

International growth stocks significantly under performed international value stocks by almost ten percentage points so far in 2001. Falling U.S. interest rates seemed to confirm and reinforce rather than to dispel investors' concerns, especially about telecommunications and technology stocks, markedly affecting the smaller international economies. The highly visible retrenchment of the Internet stocks continued to exacerbate technology stock selling and began to have a marked effect on more brick-and-mortar industries around the world. In short, no section of the increasingly interdependent global economy was left entirely untouched in the generally weakening environment.

Further weakness contributed to the decline of several major currencies versus the U.S. dollar, which, in turn, through a decline in demand for exports, had a reciprocal negative effect on the U.S. economy. International growth stocks, especially in Asia, suffered significant selling pressure as investors switched to defensive stocks such as health care, consumer nondurables, financial services and utility stocks.

In our opinion, Europe continues to have strengthening fundamentals despite lackluster returns during the reporting period. Many European managers are restructuring and reengineering their companies, creating economies of scale and potentially boosting return on capital employed. Merger and acquisition activity continues to be vibrant throughout Europe. While the fall of the euro(9) reduced returns, and the European economy has been unable to entirely avoid the global downturn as had been hoped, we nonetheless believe Europe may offer reasonably robust opportunities across capitalization in the near term.

Our outlook in Asia has become a bit more guarded, as continued Asian recovery to some extent depends on export volumes to the U.S. Efforts to slow the growth of the U.S. economy negatively impacted Asia's more interest rate sensitive stock markets. The effects were most pronounced in the markets of Hong Kong and Singapore, which were particularly affected by investment portfolio rebalancing due to international benchmark revisions. Japan continues to be problematic, with efforts to restructure the financial and corporate sectors resulting in a slowdown in domestic demand.

International Bond Markets

The most significant factor driving the behavior of global bond markets over the period has been weaker economic activity and the consequent abrupt change witnessed in official interest rate policy, both in North America and abroad. In the U.S., this has been evident in the dramatic fall in the federal funds rate ("fed funds rate")(10), from 6.5% at the beginning of December 2000 to 3.5% by August 21, 2001.

In Europe, similar, albeit smaller, rate reductions have occurred. The European Central Bank has not been as aggressive as the Federal Reserve, citing additional factors that have argued against easing monetary policy too rapidly. The most notable of these has been the stubborn inflation rate in core Europe, while the poor performance of the euro over the period has undoubtedly also been an inhibiting factor of interest rate policy on the continent. In addition, Japan has reverted to its zero interest rate policy in the face of renewed economic slowdown.

Bond markets, however, have failed to respond with much enthusiasm, and steeper yield curves(11) have underscored concerns over the potentially inflationary impact of easier monetary policies. Cash index returns have tended to outperform bond index returns so far in 2001.

------------
(6) Value stocks are the shares of those companies whose shares are considered to be inexpensive relative to their asset values or earning power.

(7) Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.). Please note that an investor cannot invest directly in an index.

(8) Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.

(9) The euro is the single currency of the European Monetary Union that was adopted by Belgium, Germany, Spain, France, Ireland, Italy, Luxembourg, the Netherlands, Austria, Portugal and Finland on January 1, 1999.

(10) The feds fund rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

(11) The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

Looking Ahead

Despite ongoing global uncertainties, we continue to believe that the technology sector will be the dominant force influencing the performance of the world's financial markets for the foreseeable future. However, we also believe that many compelling investment opportunities still exist across many companies and industries. It is likely that investors will have to find value here during the near term before technology recovers its leadership role.

With solid economic fundamentals such as low inflation, we think the slowing of the U.S. economy may have reached the end of its overheated pace. We think that the Fed, after implementing a series of short-term interest rate cuts, may have succeeded in guiding the U.S. economy towards a reasonably "soft landing." Although there seem to be early indications that this is the case, we don't expect a clear confirmation until the beginning of 2002.

For the time being, the U.S. stock market and its international counterparts remain highly volatile. This market volatility will likely continue over the near term, as many investors continue to address a number of issues. As they have been for the past six months, investors are particularly watching the Fed, which has remained vigilant and is clearly interested in shifting its policy to aid the economy.

Thank you for investing in the Smith Barney Allocation Series Inc. We look forward to helping you pursue your financial goals in the future.

Sincerely,

/s/ Heath B. McLendon                       /s/ R. Jay Gerken

Heath B. McLendon                           R. Jay Gerken
Chairman                                    Vice President and
                                            Investment Officer

August 30, 2001

The information provided in this letter and in the market commentaries on pages 5 through 14 represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolio or the percentage of the Portfolio's assets held in various sectors will remain the same. Also, please note any discussion of the Portfolio's holdings is as of July 31, 2001 and is subject to change.

                        THE SELECT HIGH GROWTH PORTFOLIO

--------------------------------------------------------------------------------
Target Asset Allocation

--------------------------------------------------------------------------------

   [The following table was depicted as a pie chart in the printed material.]

                                 10% Bond Funds
                                 90% Stock Funds

The Select High Growth Portfolio seeks capital appreciation by investing a high percentage of its assets in aggressive equity funds

The Select High Growth Portfolio seeks capital appreciation. Among the Portfolios of the Smith Barney Allocation Series, the Select High Growth Portfolio invests the highest percentage of its assets in aggressive stock mutual funds that focus on smaller, more speculative companies as well as mid-sized or larger companies with the potential for rapid growth. Moreover, a significant portion of the Portfolio is invested in international or emerging markets funds in order to achieve a greater level of diversification.

(Please note international stocks are subject to certain risks, including currency fluctuations: small-cap stocks often experience sharper price fluctuations than stocks of large-cap companies; high-yield securities are lower-rated issues and are inherently more risky than higher-rated securities and a sector fund invests in a single industry so its shares do not represent a complete investment program and the value of its shares may fluctuate more than shares invested in a broader range of industries. There are also risks associated with investing in other mutual funds rather than directly in portfolio securities.)

--------------------------------------------------------------------------------
                                Index Comparison*

--------------------------------------------------------------------------------
                S&P 500**                          (10.78)%
                Russell 2000(R)***                  (3.93)
                MSCI EAFE+                         (16.37)
                Salomon Smith Barney
                High Yield Market++                (1.45)

* The chart above represents total returns for the six months ended July 31, 2001.

** The S&P 500 Index is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

*** The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 5% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.

+ The MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East. Please note that an investor cannot invest directly in an index.

++ The Salomon Smith Barney High Yield Market Index is a broad-based unmanaged index of high yield securities. Please note that an investor cannot invest directly in an index.

--------------------------------------------------------------------------------
                                Portfolio Update

--------------------------------------------------------------------------------

The Select High Growth Portfolio shares returned a negative 11.32% for the six months ended July 31, 2001. The chart that appears on page 6 compares the Select High Growth Portfolio's performance to broad-based indices that track four of the asset classes represented in the Select High Growth Portfolio.

Although several major stock and bond markets hit historical highs in 2000, the first half of 2001 has more than corrected for that exuberance. Characterized by increasing levels of stock market volatility worldwide, predominantly in the technology sector, international economies have receded in concert from the robust growth of only a year ago.

The most striking evidence of the troubles came from the Federal Reserve Board ("Fed"), which vigorously cut interest rates seven times in an effort to stimulate the growth of the robust but faltering U.S. economy. Thus far, however, clear effects of the success of these efforts have eluded economists. The economy (the bond and stock markets) appears to have absorbed the Fed's rate cuts while simultaneously compelling widespread corporate restructuring activities. While consumer confidence has slipped somewhat this year, consumer spending has in fact remained the most resilient aspect of the economies of both Europe and the U.S., although unemployment nearly reached decade highs during the reporting period.

Despite the substantial global difficulties of the period, we believe that early indications that a bottom has been reached may be confirmed by the beginning of 2002, and that the U.S. in particular may be likely to regain the robust growth of recent periods. (Of course, no guarantees can be given that our expectations will be met.)

The Target Asset Allocation set forth above represents an approximate mix of investments for the Select High Growth Portfolio. The allocation and investment mix of the Portfolio may vary depending upon market conditions, cash flows in and out of the Portfolio and other factors. In addition, the allocation and investment ranges of the Portfolio may be changed, from time to time, upon the approval of the Smith Barney Allocation Series' Board of Directors.

Growth of $10,000 Invested in the Select High Growth Portfolio vs. the Standard & Poor's 500 Index, Russell 2000 Index,
Morgan Stanley Capital International EAFE Index and
Salomon Smith Barney High Yield Market Index

February 5, 1997 --- July 31, 2001 (unaudited)

  [The following table was depicted as a line chart in the printed material.]


            Select High      Standard & Poor's   Russell 2000  MSCI EAFE      Salomon Smith Barney
          Growth Portfolio       500 Index           Index       Index      High Yield Market Index
          ----------------       ---------           -----       -----      -----------------------
   2/97         10000              10000             10000       10000               10000
   1/98         11060              12689             11807       11028               11487
   1/99         13138              16814             11851       12635               11812
   1/00         15563              18551             13953       15067               11743
 1/1/01         15356              18383             14469       13813               11921
7/31/01         13618              16401             13900       11552               11748

The chart above represents a hypothetical illustration of $10,000 invested on February 5, 1997 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through July 31, 2001. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of some of the smaller-capitalized U.S.-domiciled companies whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq. The Morgan Stanley Capital International ("MSCI") EAFE Index consists of the equity total returns for Europe, Australasia and the Far East. The Salomon Smith Barney High Yield Market Index covers a significant portion of the below investment-grade U.S. corporate bond market. These indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains. The chart does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

Historical Performance -- Select High Growth Portfolio+


                                                         Net Asset Value
                                               ---------------------------------     Income      Capital Gain
Period Ended                                   Beginning of Period  End of Period   Dividends    Distributions  Total Returns
=============================================================================================================================
7/31/01                                               $14.23            $11.37        $0.63          $0.59        (11.32)%++
----------------------------------------------------------------------------------------------------------------------------
1/31/01                                                15.16             14.23         0.39           0.35         (1.33)
----------------------------------------------------------------------------------------------------------------------------
1/31/00                                                13.02             15.16         0.07           0.17         18.46
----------------------------------------------------------------------------------------------------------------------------
1/31/99                                                11.06             13.02         0.07           0.04         18.79
----------------------------------------------------------------------------------------------------------------------------
2/5/97* -- 1/31/98                                     10.00             11.06         0.00           0.00         10.60++
============================================================================================================================
Total                                                                                 $1.16          $1.15
============================================================================================================================

Average Annual Total Returns -- Select High Growth Portfolio

Six Months Ended 7/31/01++                                                                                        (11.32)%
---------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31/01                                                                                                (13.51)
---------------------------------------------------------------------------------------------------------------------------
2/5/97* through 7/31/01                                                                                             7.13
===========================================================================================================================

Cumulative Total Return -- Select High Growth Portfolio

2/5/97* through 7/31/01                                                                                            36.18%
===========================================================================================================================

+ It is the Select High Growth Portfolio's policy to distribute dividends and capital gains, if any, annually.

++ Total return is not annualized, as it may not be representative of the total return for the year.

*  Commencement of operations.

                           THE SELECT GROWTH PORTFOLIO

--------------------------------------------------------------------------------
Target Asset Allocation
--------------------------------------------------------------------------------

   [The following table was depicted as a pie chart in the printed material.]

                                 30% Bond Funds
                                 70% Stock Funds

The Select Growth Portfolio seeks long-term growth of capital by investing primarily in funds containing the issues of more established companies.

The Select Growth Portfolio seeks long-term growth of capital. Among the Portfolios of the Smith Barney Allocation Series, the Select Growth Portfolio invests the highest percentage of its assets in large-capitalization stock mutual funds to provide growth. The Portfolio's stock allocation also includes funds that invest in small- and mid-cap stocks and international securities. In addition, a significant portion of the Select Growth Portfolio is allocated to bonds to help reduce its potential volatility.

(Please note international stocks are subject to certain risks, including currency fluctuations: small-cap stocks often experience sharper price fluctuations than stocks of large-cap companies; high-yield securities are lower-rated issues and are inherently more risky than higher-rated securities and a sector fund invests in a single industry so its shares do not represent a complete investment program and the value of its shares may fluctuate more than shares invested in a broader range of industries. There are also risks associated with investing in other mutual funds rather than directly in portfolio securities.)

--------------------------------------------------------------------------------
                                Index Comparison*
--------------------------------------------------------------------------------

                   S&P 500**                         (10.78)%
                   Russell 2000(R)***                 (3.93)
                   MSCI EAFE+                        (16.37)
                   Lehman Brothers Government/
                     Corporate Bond++                  4.34

* The chart above represents total returns for the six months ended July 31, 2001.

** The S&P 500 Index is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

*** The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.

+ The MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East. Please note that an investor cannot invest directly in an index.

++ The Lehman Brothers Government/Corporate Bond Index tracks the performance of the overall bond market and is a broad measure of the performance of government and corporate fixed-rate debt issues. Please note that an investor cannot invest directly in an index.

--------------------------------------------------------------------------------
                                Portfolio Update
--------------------------------------------------------------------------------

The Select Growth Portfolio's shares returned a negative 9.13% for the six months ended July 31, 2001. The chart that appears on page 9 compares the Select Growth Portfolio's performance to broad-based indices that track four of the asset classes represented in the Select Growth Portfolio.

Securities markets began the second quarter of 2001 with severe turbulence in early April, exhibiting many of the characteristics of capitulation by investors. Stock holdings were disgorged indiscriminately - the good, the bad and the indifferent - all being devalued to varying degrees with little relation to actual fundamentals or the broader economic context. Reactions to preannounce shortfalls, whether of revenues and/or earnings, were excessive in many instances, as the remnants of the New Economy bubble were deflated. This has been followed by a fairly typical bumping-along-the-bottom pattern of sharp rallies followed by equally sharp declines, governed by short-term emotional considerations with little long-term rationale.

With many of the excesses now more than washed out, a measure of sanity seems to have returned to the valuation of securities. The economic background is composed of a series of countervailing forces. Short-term interest rates have declined due to aggressive Federal Reserve Board action to jump-start the economy, with the positive side effect of increasing liquidity in the system and causing the yield curve to turn positive again.

On the other hand, the confluence of an inventory cycle with a capital goods cycle has contributed to earnings disappointments, leading to record high levels of layoffs, which might endanger the rate of consumer spending (the current saving rate already hovers around zero). As a result, there is virtually no pricing power in the economy, resulting in a profit squeeze. But the positive side of the equation is that inflation is not considered to be a potential problem. Add in fiscal stimulus, in the form of tax rebates and withholding table reductions, and it appears that a base is being formed for a recovery over the intermediate term.

Trading patterns have been erratic over the reporting period. During the past three months the Dow Jones Industrial Average and Standard & Poor's 500 Index were up modestly (between 4.8% and 6.5%) while the Nasdaq jumped 10.15%. However, they were all in negative territory year-to-date: -8.95%, -7.61% and -12.6%, respectively. We expect that the markets will again act as a discounting mechanism, though past performance is no guarantee of future results. If the improvement materialises in the first half of 2002, the preconditions for better markets are already in place and should become apparent as this year progresses.

The Target Asset Allocation set forth above represents an approximate mix of investments for the Select Growth Portfolio. The allocation and investment mix of the Portfolio may vary depending upon market conditions, cash flows in and out of the Portfolio and other factors. In addition, the allocation and investment ranges of the Portfolio may be changed from time to time upon the approval of the Smith Barney Allocation Series' Board of Directors.

Growth of $10,000 Invested in the Select Growth Portfolio vs.
the Standard & Poor's 500 Index, Russell 2000 Index,
Morgan Stanley Capital International EAFE Index and
Lehman Brothers Government/Corporate Bond Index



February 5, 1997 -- July 31, 2001 (unaudited)

  [The following table was depicted as a line chart in the printed material.]


            Select Growth    Standard & Poor's   Russell 2000    MSCI EAFE    Lehman Brothers Government
              Portfolio         500 Index           Index          Index         Corporate Bond Index
            -------------       ---------           -----          -----      --------------------------
 2/5/97         10000             10000              10000         10000             10000
   1/98         11280             12689              11807         11028             11117
   1/99         13120             16814              11851         12635             12086
   1/00         14395             18551              13953         15067             11738
 1/1/01         14426             18383              14469         13813             13353
7/31/01         13108             16401              13900         11552             13933

The chart above represents a hypothetical illustration of $10,000 invested on February 5, 1997 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through July 31, 2001. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Russell 2000 index is a capitalization-weighted total return index which is comprised of 2,000 of some of the smaller-capitalized U.S.-domiciled companies whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq. The Morgan Stanley Capital International ("MSCI") EAFE Index is a composite index that consists of equity total returns for Europe, Australasia and the Far East. The Lehman Brothers Government/Corporate Bond Index is a combination of publicly issued intermediate- and long-term U.S. government bonds and corporate bonds. These indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains. The chart does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

Historical Performance -- Select Growth Portfolio+

                                               Net Asset Value
                                      ----------------------------------    Income      Capital Gain
Period Ended                          Beginning of Period  End of Period   Dividends    Distributions    Total Returns
----------------------------------------------------------------------------------------------------------------------
7/31/01                                     $13.03             $11.84        $0.00         $0.00             (9.13)%++
----------------------------------------------------------------------------------------------------------------------
1/31/01                                      13.80              13.03         0.37          0.43              0.22
----------------------------------------------------------------------------------------------------------------------
1/31/00                                      12.87              13.80         0.13          0.17              9.72
----------------------------------------------------------------------------------------------------------------------
1/31/99                                      11.28              12.87         0.11          0.12             16.31
----------------------------------------------------------------------------------------------------------------------
2/5/97* -- 1/31/98                           10.00              11.28         0.00          0.00             12.80++
======================================================================================================================
Total                                                                        $0.61         $0.72
======================================================================================================================

Average Annual Total Returns -- Select Growth Portfolio

Six Months Ended 7/31/01++                                                                                   (9.13)%
----------------------------------------------------------------------------------------------------------------------
Year Ended 7/31/01                                                                                           (9.55)

2/5/97* through 7/31/01                                                                                       6.22
======================================================================================================================

Cumulative Total Return -- Select Growth Portfolio

2/5/97* through 7/31/01                                                                                      31.08%
======================================================================================================================

+ It is the Select Growth Portfolio's policy to distribute dividends and capital gains, if any, annually.

++ Total return is not annualized, as it may not be representative of the total return for the year.

*     Commencement of operations.

                          THE SELECT BALANCED PORTFOLIO

--------------------------------------------------------------------------------
Target Asset Allocation
--------------------------------------------------------------------------------

   [The following table was depicted as a pie chart in the printed material.]

                                 50% Bond Funds
                                 50% Stock Funds

The Select Balanced Portfolio seeks a balance of capital growth and income by placing equal emphasis on funds investing in stocks and bonds.

The Select Balanced Portfolio seeks long-term growth of capital and income, placing equal emphasis on current income and capital appreciation. The Select Balanced Portfolio, as its name states, divides its assets roughly between stock and bond mutual funds. The stock funds are primarily large-capitalization, dividend-paying funds. The bond portion of the Portfolio is mainly invested in funds that invest in U.S. government and agency securities, as well as mortgage-backed securities.

(Please note international stocks are subject to certain risks, including currency fluctuations. There are risks associated with investing in other mutual funds rather than directly in portfolio securities.)

--------------------------------------------------------------------------------
                                Index Comparison*
--------------------------------------------------------------------------------

                S&P 500**                         (10.78)%
                Lehman Brothers Government/
                  Corporate Bond***                 4.34
                Salomon Smith Barney
                  One-Year Treasury Bill+           3.28
                Salomon Smith Barney
                  World Government Bond++          (2.03)


* The chart above represents total returns for the six months ended July 31, 2001.

** The S&P 500 Index is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

*** The Lehman Brothers Government/Corporate Bond Index tracks the performance of the overall bond market and is a broad measure of the performance of government and corporate fixed-rate debt issues. Please note that an investor cannot invest directly in an index.

+ The Salomon Smith Barney One-Year Treasury Bill Index consists of one One-Year United States Treasury Bill whose return is tracked until its maturity. Please note that an investor cannot invest directly in an index.

++ The Salomon Smith Barney World Government Bond Index is a market capitalization-weighted index that tracks the performance of the government bond markets of 14 countries. Please note that an investor cannot invest directly in an index.

--------------------------------------------------------------------------------
                                Portfolio Update
--------------------------------------------------------------------------------

The Select Balanced Portfolio's shares returned a negative 2.81% for the six months ended July 31, 2001. The chart that appears on page 13 compares the Select Balanced Portfolio's performance to broad-based indices that track four of the asset classes represented in the Select Balanced Portfolio.

During the period, global stock markets experienced deeper and more sustained volatility than they had in more than a decade. The U.S. Federal Reserve Board responded by cutting short-term interest rates seven times from December through August. To the relief of many investors, the Fed has declared its intention to remain vigilant, to use its policy to help avert a "hard landing" for the U.S. economy. Most analysts believe that rates will be driven lower as long as the economy remains sluggish. However, as stocks (and particularly growth stocks) weathered the combined effects of the bursting technology bull market, the fallout spilling over into other areas of the market, and the ensuing, dramatic investor uncertainty, the Fed's easing has so far failed to yield substantive results. All the major indices were down for the first half of this year. Corporate earnings warnings in the telecommunications and computer- and chip-manufacturing sections of the technology industry turned into widespread restructuring among automakers and financial service corporations.

There are silver linings in the clouds, however, despite thousands of layoffs and substantial stock market carnage, consumers remain confident enough to continue spending faster than their earnings are growing, year to date. The fact remains, however, that many stock investors are pessimistic about the chances that optimistic consumers and a favorable monetary policy will be sufficient to put the recently robust U.S. economy back on course. Moreover, the strains of a weak corporate America have played themselves in a very pronounced way among investment bankers. A once-willing lending community has turned off the IPO spigot and forced many companies that had promising ideas to fend for themselves. Many have not made the grade.

Keeping these realities in mind, we continue to look for companies with the financial wherewithal to weather the current economic storm.

On the bond side, however, these circumstances have created an environment of opportunities for fixed income investors. The corporate market was fuelled by attractive relative yields, a steep yield curve and a robust new-issue market. Issuance came at a time with the Fed easing and investors holding large amounts of cash and hearty appetites for new deals. Interestingly, with the dollar strong versus the euro and yen, 42% of the new-issue volume went to foreigners. Supply reached $349.1 billion in the first six months, eclipsing last year's total volume of $325.6 billion by 7.2%.

                          THE SELECT BALANCED PORTFOLIO

--------------------------------------------------------------------------------
                          Portfolio Update (continued)

--------------------------------------------------------------------------------

Mortgage-backed securities also benefited from this market environment. While prepayments were high (as expected with the drop in mortgage rates), they were manageable. Cash-out refinancing dominated the rise in prepayments as homeowners elected to take out equity from their homes instead of the weak stock market.

With the Fed hinting the easing cycle is coming to an end, Treasuries may be range-bound for a while. We anticipate investment-grade corporate should do well, benefiting from leaner dealer inventories, reduced supply origination and attractive yields versus Treasuries and agencies. We will continue to focus on liquidity of the deals we purchase and security selection. We expect the mortgage market will also benefit from the same factors. We also believe that if inflation remains manageable and the Fed is nearing the end of its easing cycle, the yield curve should continue to flatten, with the 30-year outperforming the two-year.

The Target Asset Allocation set forth on the prior page represents an approximate mix of investments for the Select Balanced Portfolio. The allocation and investment mix of the Portfolio may vary depending upon market conditions, cash flows in and out of the Portfolio and other factors. In addition, the allocation and investment ranges of the Portfolio may be changed, from time to time, upon the approval of the Smith Barney Allocation Series' Board of Directors.

Growth of $10,000 invested in the Select Balanced Portfolio vs.
the Standard & Poor's 500 Index, Lehman Brothers Government/Corporate Bond Index, Morgan Stanley Capital International EAFE Index and Salomon Smith Barney World Government Bond Index

February 5, 1997 -- July 31, 2001 (unaudited)

  [The following table was depicted as a line chart in the printed material.]


            Select Blend     Standard & Poor's   Lehman Brothers Government   MSCI EAFE        Salomon Smith Barney
              Portfolio         500 Index           Corporate Bond Index        Index      World Government Bond Index
            -------------       ---------        --------------------------     -----      ---------------------------
 2/5/97         10000             10000                 10000                   10000                 10000
   1/98         11280             12689                 11117                   11028                 11111
   1/99         12381             16814                 12086                   12635                 12863
   1/00         12961             18551                 11738                   15067                 12164
 1/1/01         14201             18383                 13353                   13813                 13585
7/31/01         13803             16401                 13933                   11552                 13309

The chart above represents a hypothetical illustration of $10,000 invested on February 5, 1997 (commencement of operations) assuming reinvestment of dividends and capital gains, if any, at net asset value through July 31, 2001. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lehman Brothers Government/Corporate Bond Index is a combination of publicly issued intermediate- and long-term U.S. government bonds and corporate bonds. The Morgan Stanley Capital International ("MSCI") EAFE Index is a composite index that consists of equity total returns for Europe, Australasia and the Far East. The Salomon Smith Barney World Government Bond Index is a market-capitalization-weighted benchmark that tracks the performance of the government bond markets of 14 countries. These indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains. The chart does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

Historical Performance -- Select Balanced Portfolio+


                                                         Net Asset Value
                                               ----------------------------------    Income      Capital Gain
Period Ended                                   Beginning of Period  End of Period   Dividends    Distributions  Total Returns
-----------------------------------------------------------------------------------------------------------------------------
7/31/01                                                $12.35           $11.23        $0.42         $0.34           (2.81)%++
-----------------------------------------------------------------------------------------------------------------------------
1/31/01                                                 12.13            12.35         0.40          0.50            9.57
-----------------------------------------------------------------------------------------------------------------------------
1/31/00                                                 12.04            12.13         0.22          0.24            4.69
-----------------------------------------------------------------------------------------------------------------------------
1/31/99                                                 11.28            12.04         0.16          0.16            9.76
-----------------------------------------------------------------------------------------------------------------------------
2/5/97* -- 1/31/98                                      10.00            11.28         0.00          0.00           12.80++
=============================================================================================================================
Total                                                                                 $1.20         $1.24
=============================================================================================================================

Average Annual Total Returns -- Select Balanced Portfolio

Six Months Ended 7/31/01++                                                                                          (2.81)%
-----------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31/01                                                                                                   1.90
-----------------------------------------------------------------------------------------------------------------------------
2/5/97* through 7/31/01                                                                                              7.45
=============================================================================================================================

Cumulative Total Return -- Select Balanced Portfolio

2/5/97* through 7/31/01                                                                                             38.03%
=============================================================================================================================

+ It is the Select Balanced Portfolio's policy to distribute dividends and capital gains, if any, annually.

++ Total return is not annualized, as it may not be representative of the total return for the year.

*     Commencement of operations.

The Select High Growth Portfolio

Schedule of Investments (unaudited)                                July 31, 2001


    Shares                                             Description                                                 Value
===========================================================================================================================
Underlying Funds -- 99.9%
    167,283   Smith Barney Aggressive Growth Fund Inc.                                                         $ 16,559,346
    482,222   Smith Barney Funds, Inc. - Large Cap Value Fund                                                     8,096,505
    921,656   Smith Barney Income Funds - Smith Barney High Income Fund                                           6,958,506
  1,397,356   Smith Barney Investment Funds Inc. - Smith Barney Hansberger Global Value Fund                     15,859,995
  1,510,299   Smith Barney Investment Funds Inc. - Smith Barney Peachtree Growth Fund                            13,819,232
    683,333   Smith Barney Investment Funds Inc. - Smith Barney Small Cap Growth Fund                             7,393,660
    532,938   Smith Barney Investment Series - Smith Barney Growth and Income Fund                                7,972,759
  1,081,650   Smith Barney Investment Trust - Smith Barney Large Capitalization Growth Fund                      22,757,920
    402,773   Smith Barney Investment Trust - Smith Barney Mid Cap Core Fund                                      7,958,798
  2,655,407   Smith Barney Small Cap Core Fund, Inc.                                                             34,387,515
    957,579   Smith Barney World Funds, Inc. - International All Cap Growth Portfolio                            12,965,624
---------------------------------------------------------------------------------------------------------------------------
              Total Underlying Funds (Cost-- $172,058,357)                                                      154,729,860
===========================================================================================================================

    Face
    Amount                                             Description                                                 Value
===========================================================================================================================
Repurchase Agreement -- 0.1%
   $148,000   J.P. Morgan Chase & Co., 3.850% due 8/1/01; Proceeds at maturity -- $148,016;
                (Fully collateralized by U.S. Treasury Notes, 5.625% to 6.500%
                due 3/31/02 to 2/15/03; Market value -- $150,960) (Cost -- $148,000)                                148,000
===========================================================================================================================
              Total Investments -- 100% (Cost -- $172,206,357*)                                                $154,877,860
===========================================================================================================================

* Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

The Select Growth Portfolio

Schedule of Investments (unaudited)                                July 31, 2001


    Shares                                             Description                                                 Value
===========================================================================================================================
Underlying Funds -- 99.5%
   138,175    Smith Barney Aggressive Growth Fund Inc.                                                         $ 13,678,009
 1,514,985    Smith Barney Funds, Inc. - Large Cap Value Fund                                                    25,436,610
 2,884,851    Smith Barney Income Funds - Smith Barney High Income Fund                                          21,780,633
 1,242,413    Smith Barney Investment Funds Inc. - Smith Barney Government Securities Fund                       11,852,624
 1,081,733    Smith Barney Investment Funds Inc. - Smith Barney Hansberger Global Value Fund                     12,277,678
 2,233,582    Smith Barney Investment Funds Inc. - Smith Barney Investment Grade Bond Fund                       27,160,362
 2,201,801    Smith Barney Investment Funds Inc. - Smith Barney Peachtree Growth Fund                            20,146,477
 1,008,509    Smith Barney Investment Funds Inc. - Smith Barney Small Cap Growth Fund                            10,912,072
 1,565,835    Smith Barney Investment Series - Smith Barney Growth and Income Fund                               23,424,898
 1,119,301    Smith Barney Investment Trust - Smith Barney Large Capitalization Growth Fund                      23,550,105
   617,543    Smith Barney Investment Trust - Smith Barney Mid Cap Core Fund                                     12,202,655
 1,006,180    Smith Barney Small Cap Core Fund, Inc.                                                             13,030,039
 1,369,056    Smith Barney World Funds, Inc. - International All Cap Growth Portfolio                            18,537,020
---------------------------------------------------------------------------------------------------------------------------
              Total Underlying Funds (Cost -- $268,688,296)                                                     233,989,182
===========================================================================================================================


    Face
    Amount                                             Description                                                 Value
===========================================================================================================================
Repurchase Agreement -- 0.5%
 $1,252,000   J.P. Morgan Chase & Co., 3.850% due 8/1/01; Proceeds at maturity -- $1,252,134;
                (Fully collateralized by U.S. Treasury Notes, 5.625% to 6.500% due 3/31/02 to 2/15/03;
                Market value -- $1,278,893) (Cost -- $1,252,000)                                                  1,252,000
---------------------------------------------------------------------------------------------------------------------------
              Total Investments -- 100% (Cost -- $269,940,296*)                                                $235,241,182
===========================================================================================================================

* Aggregate cost is substantially the same for Federal income tax purposes.

                       See Notes to Financial Statements.

The Select Balanced Fund

Schedule of Investments (unaudited)                                July 31, 2001


    Shares                                             Description                                                 Value
===========================================================================================================================
Underlying Funds -- 99.4%
  2,098,160   Smith Barney Appreciation Fund Inc.                                                              $ 29,458,179
  2,060,613   Smith Barney Fundamental Value Fund Inc.                                                           30,043,742
    877,749   Smith Barney Funds, Inc. - Large Cap Value Fund                                                    14,737,416
  3,310,269   Smith Barney Funds, Inc. - Short-Term High Grade Bond Fund                                         13,737,620
  1,882,564   Smith Barney Income Funds - Smith Barney Convertible Fund                                          29,838,644
  6,656,053   Smith Barney Income Funds - Smith Barney Diversified Strategic Income Fund                         44,861,802
  1,894,468   Smith Barney Income Funds - Smith Barney Premium Total Return Fund                                 29,515,814
  3,218,726   Smith Barney Investment Funds Inc. - Smith Barney Government Securities Fund                       30,706,646
  1,002,756   Smith Barney Investment Series - Smith Barney Growth and Income Fund                               15,001,244
  2,438,697   Smith Barney Managed Governments Fund Inc.                                                         30,630,036
  1,479,465   Smith Barney World Funds, Inc. - Global Government Bond Portfolio                                  15,327,257
  1,077,639   Smith Barney World Funds, Inc. - International All Cap Growth Portfolio                            14,591,239
---------------------------------------------------------------------------------------------------------------------------
              Total Underlying Funds (Cost -- $318,804,049)                                                     298,449,639
===========================================================================================================================

    Face
    Amount                                             Description                                                 Value
===========================================================================================================================
Repurchase Agreement -- 0.6%
 $1,689,000   J.P. Morgan Chase & Co., 3.850% due 8/1/01; Proceeds at maturity -- $1,689,181;
                (Fully collateralized by U.S. Treasury Notes, 5.625% to 6.500% due 3/31/02 to 2/15/03;
                Market value -- $1,725,280) (Cost -- $1,689,000)                                                  1,689,000
---------------------------------------------------------------------------------------------------------------------------
              Total Investments -- 100% (Cost -- $320,493,049*)                                                $300,138,639
---------------------------------------------------------------------------------------------------------------------------

* Aggregate cost is substantially the same for Federal income tax purposes.

                       See Notes to Financial Statements.

Statements of Assets and Liabilities (unaudited)                   July 31, 2001


                                                                              Select           Select            Select
                                                                            High Growth        Growth           Balanced
                                                                             Portfolio        Portfolio         Portfolio
---------------------------------------------------------------------------------------------------------------------------
Assets:
   Investments, at cost                                                     $172,206,357     $269,940,296      $320,493,049
---------------------------------------------------------------------------------------------------------------------------
   Investments, at value                                                    $154,877,860     $235,241,182      $300,138,639
   Cash                                                                              823              304               843
   Dividends and interest receivable                                                  16              134            32,136
---------------------------------------------------------------------------------------------------------------------------
   Total Assets                                                              154,878,699      235,241,620       300,171,618
---------------------------------------------------------------------------------------------------------------------------
Liabilities:
   Accrued expenses                                                              282,853          484,432           564,580
---------------------------------------------------------------------------------------------------------------------------
   Total Liabilities                                                             282,853          484,432           564,580
---------------------------------------------------------------------------------------------------------------------------
 Total Net Assets                                                           $154,595,846     $234,757,188      $299,607,038
---------------------------------------------------------------------------------------------------------------------------
Net Assets:
   Par value of capital shares                                              $     13,591     $     19,822      $     26,691
   Capital paid in excess of par value                                       175,207,062      245,488,880       317,515,736
   Undistributed net investment income                                           603,629       14,220,151         5,221,113
   Accumulated net realized gain (loss) from security transactions            (3,899,939)       9,727,449        (2,802,092)
   Net unrealized depreciation of investments                                (17,328,497)     (34,699,114)      (20,354,410)
---------------------------------------------------------------------------------------------------------------------------
 Total Net Assets                                                           $154,595,846     $234,757,188      $299,607,038
---------------------------------------------------------------------------------------------------------------------------
 Shares Outstanding                                                           13,590,941       19,822,402        26,690,847
---------------------------------------------------------------------------------------------------------------------------
 Net Asset Value                                                                  $11.37           $11.84            $11.23
---------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

Statements of Operations (unaudited)      For the Six Months Ended July 31, 2001


                                                                              Select           Select            Select
                                                                            High Growth        Growth           Balanced
                                                                             Portfolio        Portfolio         Portfolio
---------------------------------------------------------------------------------------------------------------------------
Investment Income:
   Income distributions from Underlying Funds                               $    872,781     $  3,204,928      $  5,093,303
   Short-term capital gains from Underlying Funds                                     --               --           540,551
   Interest                                                                       11,573           17,701            46,359
---------------------------------------------------------------------------------------------------------------------------
   Total Investment Income                                                       884,354        3,222,629         5,680,213
---------------------------------------------------------------------------------------------------------------------------
Expenses:
   Other expenses                                                                279,794          425,646           458,006
---------------------------------------------------------------------------------------------------------------------------
   Total Expenses                                                                279,794          425,646           458,006
---------------------------------------------------------------------------------------------------------------------------
 Net Investment Income                                                           604,560        2,796,983         5,222,207
---------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments (Note 3):
   Realized Gain (Loss) From:
     Security transactions                                                    (3,674,091)        (547,618)       (3,288,268)
     Capital gain distributions from Underlying Funds                                 --               --           595,968
---------------------------------------------------------------------------------------------------------------------------
   Net Realized Loss                                                          (3,674,091)        (547,618)       (2,692,300)
---------------------------------------------------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation (Depreciation) (Note 5)             (17,419,944)     (26,705,258)       (9,912,019)
---------------------------------------------------------------------------------------------------------------------------
 Net Loss on Investments                                                     (21,094,035)     (27,252,876)      (12,604,319)
---------------------------------------------------------------------------------------------------------------------------
 Decrease in Net Assets From Operations                                     $(20,489,475)    $(24,455,893)     $ (7,382,112)
---------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

Statements of Changes in Net Assets (unaudited)
                                          For the Six Months Ended July 31, 2001


                                                                          Select              Select             Select
                                                                        High Growth           Growth            Balanced
                                                                         Portfolio           Portfolio          Portfolio
---------------------------------------------------------------------------------------------------------------------------
Operations:
   Net investment income                                             $     604,560        $  2,796,983         $  5,222,207
   Net realized loss                                                    (3,674,091)           (547,618)          (2,692,300)
   Change in net unrealized appreciation (depreciation)                (17,419,944)        (26,705,258)          (9,912,019)
---------------------------------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Operations                              (20,489,475)        (24,455,893)          (7,382,112)
---------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders From:
   Net investment income                                                (7,753,700)                 --          (10,425,086)
   Net realized gains                                                   (7,176,492)                 --           (8,603,129)
---------------------------------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to Shareholders           (14,930,192)                 --          (19,028,215)
---------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (Note 6):
   Net proceeds from sale of shares                                      2,389,806           3,647,707           16,677,694
   Net asset value of shares issued for in connection with the transfer Smith Barney Allocation Series -- Select Income
     Portfolio's net assets (Note 5)                                            --                  --           21,942,027
   Net asset value of shares issued in connection with the transfer
     Smith Barney Allocation Series -- Select Conservative
     Portfolio's net assets (Note 5)                                            --                  --           54,348,260
   Net asset value of shares issued for reinvestment of dividends       14,930,192                  --           19,028,215
   Cost of shares reacquired                                            (9,874,434)        (16,860,729)         (14,331,123)
---------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From
     Fund Share Transactions                                             7,445,564         (13,213,022)          97,665,073
---------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                      (27,974,103)        (37,668,915)          71,254,746
---------------------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of period                                                 182,569,949         272,426,103          228,352,292
---------------------------------------------------------------------------------------------------------------------------
   End of period*                                                    $ 154,595,846        $234,757,188         $299,607,038
---------------------------------------------------------------------------------------------------------------------------
 *Includes undistributed net investment income of:                   $     603,629        $ 14,220,151         $  5,221,113
---------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

                                             For the Year Ended January 31, 2001


                                                                              Select           Select            Select
                                                                            High Growth        Growth           Balanced
                                                                             Portfolio        Portfolio         Portfolio
---------------------------------------------------------------------------------------------------------------------------
Operations:
   Net investment income                                                    $  7,752,934    $  11,423,215     $  10,424,868
   Net realized gain                                                           7,016,621       10,331,037         8,509,450
   Change in net unrealized appreciation (depreciation)                      (18,766,939)     (21,994,088)          273,147
---------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Operations                          (3,997,384)        (239,836)       19,207,465
---------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders From:
   Net investment income                                                      (4,616,762)      (7,137,372)       (6,670,680)
   Net realized gains                                                         (4,178,996)      (8,295,986)       (8,432,875)
---------------------------------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to Shareholders                  (8,795,758)     (15,433,358)      (15,103,555)
---------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (Note 6):
   Net proceeds from sale of shares                                           50,646,920       52,180,030        33,513,444
   Net asset value of shares issued for reinvestment of dividends              8,795,758       15,433,358        15,103,555
   Cost of shares reacquired                                                 (12,112,738)     (15,541,611)      (17,290,592)
---------------------------------------------------------------------------------------------------------------------------
   Increase in Net Assets From Fund Share Transactions                        47,329,940       52,071,777        31,326,407
---------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets                                                        34,536,798       36,398,583        35,430,317
Net Assets:
   Beginning of year                                                         148,033,151      236,027,520       192,921,975
---------------------------------------------------------------------------------------------------------------------------
   End of year*                                                             $182,569,949    $ 272,426,103     $ 228,352,292
---------------------------------------------------------------------------------------------------------------------------
 *Includes undistributed net investment income of:                          $  7,752,769    $  11,423,168     $  10,423,992
---------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

Notes to Financial Statements (unaudited)


1. Significant Accounting Policies

The Select High Growth, Select Growth and Select Balanced Portfolios ("Portfolios") are separate investment portfolios of the Smith Barney Allocation Series Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of these portfolios and six other separate investment portfolios: High Growth, Growth, Balanced, Conservative, Income and Global Portfolios. The Portfolios invest in other mutual funds ("Underlying Funds") managed by Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"). Shares of the Portfolios are offered to separate accounts sponsored by certain life insurance companies and qualified pension and retirement plans. The financial statements and financial highlights for the other portfolios are presented in a separate shareholder report.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation; (c) dividend income and short-term capital gains from Underlying Funds are recorded on the ex-dividend date as investment income and interest income is recorded on the accrual basis; (d) long-term capital gains from the Underlying Funds are recorded on the ex-dividend date as realized gains; (e) gains or losses on the sale of Underlying Funds are calculated by using the specific identification method; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; and
(i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Other Transactions

Travelers Investment Adviser, Inc. ("TIA"), another subsidiary of SSBH, acts as the investment manager for the Fund. Each Portfolio pays TIA a monthly fee calculated at an annual rate of 0.35% on the average daily net assets. From this fee all expenses of the Fund are deducted, except for extraordinary expenses. If expenses exceed the 0.35% fee, this amount is paid on behalf of the Fund by TIA.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPCGlobal Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. During the six months ended July 31, 2001, each Portfolio paid transfer agent fees of $2,500 to CFTC.

All officers and one director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the six months ended July 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Portfolio                                       Purchases              Sales
-------------------------------------------------------------------------------

Select High Growth                            $ 6,900,000          $12,412,338
Select Growth                                  13,300,000           23,661,403
Select Balanced                                32,300,811           22,922,431
-------------------------------------------------------------------------------

At July 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

-------------------------------------------------------------------------------
                                                                  Net Unrealized

Portfolio                     Appreciation      Depreciation      Depreciation
-------------------------------------------------------------------------------

Select High Growth             $12,157,634      $(29,486,131)    $(17,328,497)
Select Growth                   13,451,349       (48,150,463)     (34,699,114)
Select Balanced                  6,041,253       (26,395,663)     (20,354,410)
-------------------------------------------------------------------------------

4. Repurchase Agreements

The Portfolios purchase (and their custodian takes possession of) U.S. government securities from banks and security dealers subject to agreements to resell the securities to sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Transfer of Net Assets

On April 30, 2001, the Select Balanced Portfolio acquired the assets and liabilities of the Smith Barney Allocation Series -- Select Income Portfolio and Select Conservative Portfolio ("Portfolios") pursuant to a plan of reorganization approved by Portfolios' shareholders on February 12, 2001. Total shares issued by the Select Balanced Portfolio, the total net assets of the Portfolios and total net assets of the Select Balanced Portfolio on the date of the transfer were as follows:


                                           Shares Issued            Total Net Assets        Total Net Assets
Acquired Portfolio                        by the Portfolio          of the Portfolios       of the Portfolio
============================================================================================================
Select Income Portfolio                     1,808,906                 $21,942,027            $224,622,872
Select Conservative Portfolio               4,480,483                 $54,348,261            $224,622,872
============================================================================================================

The total net assets of the Select Income Portfolio and Select Conservative Portfolio before acquisition included unrealized depreciation of $(2,021,448) and $(3,194,636), respectively. Total net assets of the Select Balanced Portfolio immediately after the transfer were $300,913,160. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

6. Capital Shares

At July 31, 2001, the Fund had 5.5 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares for each portfolio were as follows:


                                                                                       Six Months Ended        Year Ended
                                                                                         July 31, 2001      January 31, 2001
============================================================================================================================
SELECT HIGH GROWTH PORTFOLIO
   Shares sold                                                                               182,744            3,282,773
   Shares issued on reinvestment                                                           1,346,275              609,042
   Shares reacquired                                                                        (768,478)            (824,750)
---------------------------------------------------------------------------------------------------------------------------
   Net Increase                                                                              760,541            3,067,065
---------------------------------------------------------------------------------------------------------------------------
SELECT GROWTH PORTFOLIO
   Shares sold                                                                               301,949            3,775,458
   Shares issued on reinvestment                                                                  --            1,187,181
   Shares reacquired                                                                      (1,395,067)          (1,154,882)
---------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease)                                                                (1,093,118)           3,807,757
---------------------------------------------------------------------------------------------------------------------------
SELECT BALANCED PORTFOLIO
   Shares sold                                                                             1,385,050            2,719,431
   Net asset value of shares issued in connection with the transfer of the
     Smith Barney Allocation Series -- Select Income Portfolio's net assets                1,808,906                   --
   Net asset value of shares issued in connection with the transfer of the
     Smith Barney Allocation Series -- Select Conservative Portfolio's net assets          4,480,483                   --
   Shares issued on reinvestment                                                           1,718,899            1,285,409
   Shares reacquired                                                                      (1,198,613)          (1,413,467)
---------------------------------------------------------------------------------------------------------------------------
   Net Increase                                                                            8,194,725            2,591,373
============================================================================================================================

Financial Highlights

For a share of capital stock outstanding throughout each year ended January 31, unless otherwise noted:


 Select High Growth Portfolio                          2001(1)(2)      2001(2)        2000(2)       1999(2)      1998(2)(3)
---------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Period                 $   14.23      $   15.16      $   13.02      $   11.06      $   10.00
---------------------------------------------------------------------------------------------------------------------------
 Income (Loss) From Operations:
   Net investment income(4)                                0.05           0.65           0.60           0.13           0.26
   Net realized and unrealized gain (loss)                (1.69)         (0.84)          1.78           1.94           0.80
---------------------------------------------------------------------------------------------------------------------------
 Total Income (Loss) From Operations                      (1.64)         (0.19)          2.38           2.07           1.06
---------------------------------------------------------------------------------------------------------------------------
 Less Distribution From:
   Net investment income                                  (0.63)         (0.39)         (0.07)         (0.07)            --
   Net realized gains                                     (0.59)         (0.35)         (0.17)         (0.04)            --
---------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                      (1.22)         (0.74)         (0.24)         (0.11)            --
---------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, End of Period                       $   11.37      $   14.23      $   15.16      $   13.02      $   11.06
---------------------------------------------------------------------------------------------------------------------------
 Total Return                                            (11.32)%++      (1.33)%        18.46%         18.79%         10.60%++
---------------------------------------------------------------------------------------------------------------------------
 Net Assets, End of Period (000's)                    $ 154,596      $ 182,570      $ 148,033      $  75,780        $27,071
---------------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets:
   Expenses                                                0.35%+         0.35%          0.35%          0.35%          0.35%+
   Net investment income                                   0.76+          4.33           4.30           1.08           2.41+
---------------------------------------------------------------------------------------------------------------------------
 Portfolio Turnover Rate                                   4.25%             7%             0%            19%            43%
---------------------------------------------------------------------------------------------------------------------------

(1)   For the six months ended July 31, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) For the period from February 5, 1997 (commencement of operations) to January 31, 1998.
(4) Net investment income per share includes short-term capital gain distributions from Underlying Funds.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

For a share of capital stock outstanding throughout each year ended January 31, unless otherwise noted:


 Select Growth Portfolio                              2001(1)(2)       2000(2)        2001(2)        1999(2)     1998(2)(3)
---------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Period                  $  13.03       $  13.80       $  12.87       $  11.28        $ 10.00
---------------------------------------------------------------------------------------------------------------------------
 Income (Loss) From Operations:
   Net investment income(4)                                0.14           0.58           0.51           0.27           0.44
   Net realized and unrealized gain (loss)                (1.33)         (0.55)          0.72           1.55           0.84
---------------------------------------------------------------------------------------------------------------------------
 Total Income (Loss) From Operations                      (1.19)          0.03           1.23           1.82           1.28
---------------------------------------------------------------------------------------------------------------------------
 Less Distribution From:
   Net investment income                                     --          (0.37)         (0.13)         (0.11)            --
   Net realized gains                                        --          (0.43)         (0.17)         (0.12)            --
---------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                         --          (0.80)         (0.30)         (0.23)            --
---------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, End of Period                        $  11.84       $  13.03       $  13.80       $  12.87        $ 11.28
---------------------------------------------------------------------------------------------------------------------------
 Total Return                                             (9.13)%++       0.22%          9.72%         16.31%         12.80%++
---------------------------------------------------------------------------------------------------------------------------
 Net Assets, End of Period (000's)                     $234,757       $272,426       $236,028       $129,929        $45,982
---------------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets
   Expenses                                                0.35%+         0.35%          0.35%          0.35%          0.35%+
   Net investment income                                   2.30+          4.29           3.85           2.29           4.11+
---------------------------------------------------------------------------------------------------------------------------
 Portfolio Turnover Rate                                      5%             4%             0%            10%            43%
===========================================================================================================================

(1)   For the six months ended July 31, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) For the period from February 5, 1997 (commencement of operations) to January 31, 1998.
(4) Net investment income per share includes short-term capital gain distributions from Underlying Funds.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

For a share of capital stock outstanding throughout each year ended January 31, unless otherwise noted:


 Select Balanced Portfolio                            2001(1)(2)      2000(2)         2001(2)        1999(2)      1998(2)(3)
----------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, Beginning of Period                  $  12.35      $  $12.13       $  12.04       $  11.28       $ 10.00
----------------------------------------------------------------------------------------------------------------------------
 Income (Loss) From Operations:
   Net investment income(4)                                0.23          0.60            0.48           0.42          0.64
   Net realized and unrealized gain (loss)                (0.59)         0.52            0.07           0.66          0.64
----------------------------------------------------------------------------------------------------------------------------
 Total Income (Loss) From Operations                      (0.36)         1.12            0.55           1.08          1.28
----------------------------------------------------------------------------------------------------------------------------
 Less Distribution From:
   Net investment income                                  (0.42)        (0.40)          (0.22)         (0.16)          --
   Net realized gains                                     (0.34)        (0.50)          (0.24)         (0.16)          --
----------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                      (0.76)        (0.90)          (0.46)         (0.32)          --
----------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, End of Period                        $  11.23      $  12.35        $  12.13       $  12.04       $ 11.28
----------------------------------------------------------------------------------------------------------------------------
 Total Return                                             (2.81)%++      9.57%           4.69%          9.76%        12.80%++
----------------------------------------------------------------------------------------------------------------------------
 Net Assets, End of Period (000's)                     $299,607      $228,352        $192,922       $133,796       $45,071
----------------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets
   Expenses                                                0.35%+        0.35%           0.35%          0.35%         0.35%+
   Net investment income                                   3.98+         4.90            3.92           3.64          5.89+
----------------------------------------------------------------------------------------------------------------------------
 Portfolio Turnover Rate                                      9%            1%              0%             7%           19%
============================================================================================================================

(1)   For the six months ended July 31, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) For the period from February 5, 1997 (commencement of operations) to January 31, 1998.
(4) Net investment income per share includes short-term capital gain distributions from Underlying Funds.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

Directors

Walter E. Auch
Martin Brody
H. John Ellis
Armon E. Kamesar
Stephen E. Kaufman
Heath B. McLendon, Chairman

Officers

Heath B. McLendon
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

R. Jay Gerken
Vice President and
Investment Officer

Irving David
Controller

Christina T. Sydor
Secretary

Investment Manager

Travelers Investment
Adviser, Inc.

Custodian

PFPC Trust Company

Smith Barney
Allocation Series Inc.

125 Broad Street
10th Floor, MF-2
New York, New York 10004

This report is submitted for the general information of the owners of the Smith Barney Allocation Series Inc.: Select High Growth, Select Growth and Select Balanced Portfolios. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies, fees and expenses, as well as other pertinent information.

                                                            SALOMON SMITH BARNEY
                                                     ---------------------------
                                                     A member of citigroup[LOGO]

                                                               Member NASD, SIPC

                                              (C) 2001 Salomon Smith Barney Inc.

                                                                    FD01325 9/01